UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:811-09086

TD Asset Management USA Funds Inc.

(Exact name of registrant as specified in charter)

399 Park Avenue, New York, New York 10022

(Address of principal executive offices) (Zip code)

R. Michael Thorfinnson, TD Asset Management USA Funds Inc.

399 Park Avenue, New York, New York 10022

(Name and address of agent for service)

Registrant’s telephone number, including area code: 646-828-3653

Date of fiscal year end: January 31, 2017 _

Date of reporting period: January 31, 2017

Item 1. Reports to Stockholders.

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

TD Asset Management

ANNUAL REPORT

January 31, 2017

TD Asset Management USA Funds Inc.

TD Short-Term Bond Fund

–	Institutional Class
–	Advisor Class

TD Core Bond Fund

–	Institutional Class
–	Advisor Class

TD High Yield Bond Fund

–	Institutional Class
–	Advisor Class

TD 1- to 5-Year Corporate Bond Portfolio

TD 5- to 10-Year Corporate Bond Portfolio

Epoch U.S. Equity Shareholder Yield Fund

–	Institutional Class
–	Advisor Class

Epoch Global Equity Shareholder Yield Fund

–	Institutional Class
–	Advisor Class

TD Global Low Volatility Equity Fund

–	Institutional Class
–	Advisor Class

TD Target Return Fund

–	Institutional Class
–	Advisor Class

Epoch U.S. Small-Mid Cap Equity Fund

–	Institutional Class
–	Advisor Class

NOT FDIC INSURED •   NO BANK GUARANTEE •   MAY LOSE VALUE

® The TD logo and other trade-marks are the property of The Toronto-Dominion Bank.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-866-416-4031, or by visiting the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting record for the 12-month period ending June 30th is available, without charge, online at www.tdamusa.com. Login to our website and click on Institutional Investors, Proxy Voting Rights. It will also be available by visiting the SEC’s website at http://www.sec.gov.

The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q filings are available online at www.tdamusa.com. Login to our website and click on Institutional Investors, Financial Reporting, Quarterly Fund Holdings Report. It is also available by visiting the SEC’s website at http://www.sec.gov; and can be reviewed and copied at the Commission’s Public Reference Room in Washington, DC or by electronic request at publicinfo@sec.gov. For more information about these services, please call the SEC at 1-202-942-8090.

TD ASSET MANAGEMENT USA FUNDS INC.
Board of Directors and Executive Officers

DIRECTORS
Donald J. Herrema Chairman of the Board	Robert P. Herrmann James E. Kelly Barbara F. Palk
EXECUTIVE OFFICERS
Michael Thorfinnson President and Chief Executive Officer	Eric Kleinschmidt Treasurer and Chief Financial Officer
Maya Gittens Chief Legal Officer and Anti-Money Laundering Officer	Michele R. Teichner Chief Compliance Officer
Curtis Barnes Secretary

Service Providers

Investment Manager & Administrator TDAM USA Inc. 399 Park Avenue New York, NY 10022	Transfer Agent FIS Investor Services, LLC 4249 Easton Way Suite 400 Columbus, OH 04319
Independent Registered Public Accounting Firm Ernst & Young LLP One Commerce Square 2005 Market Street Philadelphia, PA 19103	Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Independent Directors Counsel Goodwin Procter LLP 901 New York Avenue, N.W. Washington, DC 20001
Custodian BNY Mellon One Wall Street New York, NY 10286
Distributor SEI Investments Distribution Co. One Freedom Valley Drive Oaks, PA 19456

TD ASSET MANAGEMENT USA FUNDS INC.

Commentary

Financial assets generally moved higher over the fiscal year ending January 31, 2017, with global and domestic equities and domestic fixed income all posting gains. Volatility flared up periodically as concerns over weak global growth and heightened geopolitical tensions plagued markets. The start of the period did not lend much optimism for investors. The S&P 500 Index reached a trough in early February. This followed significant declines which began during the previous reporting period in which the S&P 500 Index lost over 10% of its value and oil prices fell to a 13-year low. From that point onwards however, U.S. equity markets had a strong year, granted one filled with a mixed bag of notable events, including the U.K's vote to exit the European Union, China's slowing growth, the Federal Reserve's (Fed) tightening and most recently, the unexpected outcome of the U.S. presidential election.

Amid this volatility, Treasuries fell. Speculation about the timing of a Fed rate hike, as well as investors' preference for the relative safety of Treasuries during periods of geopolitical instability led to yields fluctuating over the year. Expectations that President Trump would advocate policies—including financial and environmental deregulation and tax cuts—that are expected to spur faster economic growth pulled forward inflation expectations, which in turn pushed interest rates higher. However, corporate bonds generated solid positive returns, which contributed to the Bloomberg Barclays U.S. Aggregate Bond Index's modest gain of 1.45%.

The U.S. economy continued to expand during the fiscal year, but decelerated in the fourth quarter of 2016. Employment was strong, with non-farm payrolls growing by more than 195,000, on average, each month. In mid-December, almost exactly a year after its previous increase, the Fed raised the federal funds rate by 25 basis points, noting strength in the labor market, growing household spending and moderate economic growth. In its policy announcement, the Fed continued to indicate that it would take a gradual approach to any tightening and commented that it expects to keep the federal funds rate lower than normal for some time.

Investors continued to keep a close eye on other global central banks. During the first half of the fiscal year, concerns about stubbornly weak economic growth and inflation led central banks to remain very accommodative, particularly the Bank of Japan and European Central Bank. This led to ongoing low yields, and at one point during the summer, more than $10 trillion of global sovereign bonds offered negative yields. However, during the second half of the fiscal year, yields moved higher as it appeared that monetary policy may have peaked, which led to speculation that growth and inflation fueling fiscal policies may be implemented, both in the U.S. and abroad.

In spite of the rough start to the period, the S&P 500 Index performed well, ending the fiscal year with a gain of 20.04%. All eleven sectors increased over the period, with widespread gains led by the materials and financials sectors, which were both up more than 35%. Materials rose in large part due to developments in China, including supply-side reforms and signs that the economy there was stabilizing. Rising yields and, more significantly, expectations of the Trump administration's desire to scale back some of the post-financial-crisis regulation aided the financial sector.

Global equities also gained over the fiscal year, with emerging markets benefitting from stronger commodity prices and faring better than their developed counterparts. More recently, emerging markets have been impacted by fears that U.S. interest rates may continue to rise, which could hurt U.S. dollar-denominated debt held by developing countries. This, in addition to possible protectionist measures from the new U.S. administration is a headwind to emerging markets. The Europe, Australia and Far East (EAFE) regions lagged other global equities as the Brexit surprise, concerns over the future of the euro, and poor economic data out of Europe weighed on returns. The U.S. dollar had mixed performance against a basket of major currencies during the fiscal year. Investors sought the perceived safety of the U.S. dollar during bouts of volatility, and monetary easing out of European Union and the U.K. also helped its relative strength. However, the U.S. dollar ended the period weaker versus the Australian dollar, Canadian dollar, Japanese yen and Swiss franc.

Performance Summary

TD Short-Term Bond Fund

Over the fiscal year, the TD Short-Term Bond Fund, Institutional Class generated a return of 1.25% and the TD Short-Term Bond Fund, Advisor Class generated a return of 1.25%, versus a return of 0.93% for the benchmark, the BofA Merrill Lynch 1-3 Year U.S. Corporate/Government Bond Index. Unlike the benchmark, the Fund reports returns after the deduction of fees and expenses. The Fund's holdings are focused on high quality corporate bonds, which were overweight relative to the benchmark during the year. Corporate bond spreads narrowed throughout the fiscal year and contributed to the positive relative performance of the Fund. We continue to favor corporate bonds for the yield advantage they can offer over Treasuries. We believe that corporate bonds will continue to offer more value than Treasuries in the current low nominal yield environment.

TD Core Bond Fund

Over the fiscal year, the TD Core Bond Fund, Institutional Class generated a return of 0.86% and the TD Core Bond Fund, Advisor Class generated a return of 0.85%, compared with a return of 1.45% for the benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. Unlike the benchmark, the Fund reports returns after the deduction of fees and expenses.The Fund’s underperformance versus the benchmark was primarily due to the Fund being underweight in long-term corporate bonds. This segment of the market outperformed intermediate term credits (10-years or less), as their spreads versus Treasuries narrowed throughout the year. The Fund continued to focus on higher quality segments of the credit market. This quality bias also contributed to the relative underperformance during the year as lower quality investment grade credits had a very strong year.

TD Asset Management USA Inc. (TDAM USA Inc.) believes the most predictable long-term way to outperform a defined fixed income benchmark is to combine extensive independent credit research with in-depth yield and credit curve analysis within a highly disciplined portfolio construction methodology. Currently, the duration* of the Fund is shorter than that of the benchmark, reflecting our longer-term view that interest rates will rise as the Federal Reserve begins to return short term rates to more normal levels. (*Duration measures an investment’s sensitivity to changes in interest rates.)

TD High Yield Bond Fund

Over the fiscal year, the TD High Yield Bond Fund, Institutional Class generated a return of 15.50% and the TD High Yield Bond Fund, Advisor Class generated a return of 15.46% compared with a return of 17.52% return of the benchmark, the BofA Merrill Lynch BB-B U.S. High Yield Index. Unlike the benchmark, the Fund reports returns after the deduction of fees and expenses. The Fund's underperformance was primarily driven by the underweight to the energy sector, which posted very high returns over the fiscal year. This more than offset the value added generated by our security selection and overweight exposure to basic materials, technology, retail and automotive. Overall, the Fund's lower risk profile resulted in somewhat lower return than the benchmark but generated strong risk adjusted returns as reflected by significantly lower volatility and a high Sharpe Ratio, which measures excess return per unit of risk.

We believe that the U.S. economy has gone through a series of mini-cycles since the 2008 financial crisis which have prevented a buildup of major credit market excesses. While the impact of the 2014-2016 volatility in energy and basis materials continues to linger, we see healthy fundamentals of various issuers outside of these two sectors. The latter is due to stabilization of various emerging market and European economies and ongoing, albeit modest, growth in the U.S. During historical periods of modest economic growth and rising interest rates, high yield bonds have been attractive relative to other asset classes. We remain disciplined in following our investment philosophy by focusing on resilient credit profiles, undervalued bonds and higher than average liquidity, as well as by seeking broad portfolio diversification among over 30 industries. We believe current spreads in selected industries, credit quality buckets and shorter maturities continue to offer relative value given our view of the fundamental backdrop.

TD 1- to 5-Year Corporate Bond Portfolio

Over the fiscal year, the TD 1- to 5-Year Corporate Bond Portfolio generated a return of 1.98% compared with a return of 2.42% for the benchmark, the Bloomberg Barclays 1-5 Year U.S. Credit Index. The Portfolio underperformed the benchmark due to the Portfolio's focus on quality during the year. Lower quality investment grade credits outperformed higher rated sectors during the entire fiscal year by a wide margin as oil recovered from $25 per barrel in February, to $50 plus per barrel at the end of the period.

TDAM USA Inc. believes the most predictable way to outperform a defined fixed income benchmark is to combine extensive independent credit research with in-depth yield and credit curve analysis within a highly disciplined portfolio construction methodology. Currently, the duration of the Portfolio is shorter than that of the benchmark, reflecting our longer-term view that interest rates will rise.

TD 5- to 10-Year Corporate Bond Portfolio

Over the fiscal year, the TD 5- to 10-Year Corporate Bond Portfolio generated a return of 3.62% compared with a return of 4.80% for the benchmark, the Bloomberg Barclays 5-10 Year U.S. Credit Index. The Portfolio underperformed the benchmark due to the Portfolio's focus on quality during the year. Lower quality investment grade credits outperformed higher rated sectors during the entire fiscal year by a wide margin as oil recovered from $25 per barrel in February, to $50 plus per barrel at the end of the period.

TDAM USA Inc. believes the most predictable way to outperform a defined fixed income benchmark is to combine extensive independent credit research with in-depth yield and credit curve analysis within a highly disciplined portfolio construction methodology. Currently, the duration of the Portfolio is shorter than that of the benchmark, reflecting our longer-term view that interest rates will rise.

Epoch U.S. Equity Shareholder Yield Fund

Over the fiscal year, the Epoch U.S. Equity Shareholder Yield Fund, Institutional Class returned 17.18% and the Epoch U.S. Equity Shareholder Yield Fund, Advisor Class returned 16.98% compared with a return of 24.62% for the benchmark, the Russell 1000 Value Total Return Index.

The Fund provided strong absolute returns, with its diversified holdings achieving growth in free cash flow and providing shareholders with returns from cash dividends, share buybacks and debt reduction, but trailed the benchmark which advanced sharply during the period. The Fund's less-than-benchmark weight in financials was the most significant detractor to relative results, followed by a larger-than-benchmark allocation to consumer staples. Stock selection and a larger-than-benchmark weight to utilities was also a relative detractor. Stock selection and a less-than-benchmark weight in the health care sector helped pare some of the relative losses.

The Fund continues to seek attractive investment ideas consistent with our free cash flow philosophy. We believe our investment approach is especially relevant in the current environment, where the strength of global demand remains questionable. We generally invest in companies that have high-quality balance sheets and management teams that have proven they can grow free cash flow and allocate it effectively. Companies with cash can use it to create value by reinvesting in the growth of their businesses, making accretive acquisitions or returning it to shareholders through dividends, stock buybacks or deleveraging.

Epoch Global Equity Shareholder Yield Fund

Over the fiscal year, the Epoch Global Equity Shareholder Yield Fund, Institutional Class returned 10.21% and the Epoch Global Equity Shareholder Yield Fund, Advisor Class returned 10.19% compared with a return of 17.11% for the benchmark, the MSCI World Index Net Dividend.

The Fund's larger-than-benchmark weights in the utilities and telecom sectors were the most significant detractors to performance. Stock selection and a less-than-benchmark weight in financials also negatively impacted relative performance, as did stock selection in the U.K. and U.S. Stock selection in the consumer staples and telecom sectors and a less-than-benchmark weight in health care and consumer discretionary helped offset some of the relative losses.

The Fund continues to seek attractive returns through a diversified group of companies focused on generating significant free cash flow and returning it to shareholders through a combination of dividends, share repurchases and debt reduction. We believe our investment approach is especially relevant in the current environment, where global growth has been elusive.

TD Global Low Volatility Equity Fund

Over the fiscal year, the TD Global Low Volatility Equity Fund, Institutional Class generated a return of 12.01% and the TD Global Low Volatility Equity Fund, Advisor Class generated a return of 11.80%, compared with the return of 17.93% for the benchmark, the MSCI All Country World Index Net Dividend-US$. Unlike the benchmark, the Fund reports returns after the deduction of fees and expenses.

The Fund underperformed the benchmark mainly due to sector allocation. The Fund’s significant exposure to the utilities and consumer staples sectors and lower exposure to the information technology and energy sectors detracted from relative performance. The Fund also benefitted significantly from its currency hedging strategy as the U.S. dollar rose against most other currencies.

The Fund comprises equities with lower risk profiles, which should offer less volatility over the long term. As such, the Fund is tilted toward defensive stocks, such as those in the consumer staples and utilities sectors, with less exposure to cyclical or volatile stocks, such as those in the information technology and energy sectors. More defensive stocks are more likely to underperform the Index in strong market rallies and outperform in market downturns.

TD Target Return Fund

Over the fiscal year, the TD Target Return Fund, Institutional Class returned 14.48% and the TD Target Return Fund, Advisor Class returned 14.53%, compared with a return of 3.24% for the benchmark, the Citigroup 1-month U.S. Treasury Bill Index + 3%, annualized. Unlike the benchmark, the Fund reports returns after the deduction of fees and expenses. The Fund saw gains broadly across all the asset classes of the portfolio. The Fund outperformed mainly due to strong performance from convertible debt, high yield debt and North American common equities. The volatility of the portfolio was below the risk budget and declined from the prior year. The Fund's non-USD denominated assets are generally hedged back to the Fund's base currency (USD).

The majority of the securities held by the Fund are positioned higher in the capital structure than common equity. The Fund's annual average yield of 3.3% is tracking its target. In addition, the Fund has a duration of three years which indicates relatively lower interest-rate sensitivity than that of North American composite bond indices. The Fund is diversified and we believe well-positioned for a low growth environment with bouts of volatility and gradual increase in interest rates.

Epoch U.S. Small-Mid Cap Equity Fund

Over the fiscal year, the Epoch U.S. Small-Mid Cap Equity Fund, Institutional Class returned 30.55%, and the Epoch U.S. Small-Mid Cap Equity Fund, Advisor Class returned 30.54%, as compared to a return of 29.55% for the Russell 2500 Total Return Index.

Security selection was positive in several sectors including information technology, health care, and consumer discretionary amongst others. This factor was partially offset by adverse selection in the financials and materials sectors.

U.S. small cap equities stand to benefit from a shift away from monetary policy and toward fiscal policy as a means to invigorate economic growth. This is particularly true in U.S. where small companies could experience a meaningful increase in cyclical earnings growth pending the implementation of key elements of the new administration’s economic platform.

Looking Ahead

We continue to focus on high quality investments with strong fundamentals and are mindful of macro-economic factors that may affect our investments. The result of the recent U.S. election reflects dissatisfaction with the current state of affairs, which we also witnessed with Brexit and the recent Italian referendum. We believe this rejection of the status quo will continue in 2017, particularly in Europe, and it may fuel further bouts of volatility, as could frictions between the U.S. and its trading partners.

With respect to U.S. equities, stronger economic growth and higher inflation should be beneficial for revenue growth and proposed corporate tax cuts should provide a meaningful boost to corporate earnings. The repatriation of offshore profits should also be a positive and may lead to shareholder friendly activities such as share buybacks and special dividends. Higher growth and inflation in the U.S. combined with benefits from the repatriation of overseas assets should also drive the U.S. dollar higher relative to other global currencies.

As always, we thank you for your business. We look forward to continuing to help you manage your money successfully.

Michael Thorfinnson, CFA
President and Chief Executive Officer
TD Asset Management USA Funds Inc.

March 11, 2017

The Funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or the U.S. government and are not deposits or obligations of, or guaranteed by, any bank. An investor should consider the investment objectives, risks and charges and expenses of the Funds carefully before investing. For a prospectus containing this and other information about the Funds, please call your financial adviser. The prospectus should be read carefully before investing or sending money.

This material represents an assessment of the market at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. The information should not be relied on as investment advice.

TD ASSET MANAGEMENT USA FUNDS INC.
TD Short-Term Bond Fund • Fund Performance
(Unaudited)

Performance Comparison

The graph shows the growth of a hypothetical $10,000 investment in the Institutional Class of TD Short-Term Bond Fund and the BofA Merrill Lynch 1-3 Year U.S. Corporate/Government Bond Index for the same period.

Growth of a $10,000 Investment*

Annualized Total Return as of 1/31/2017	1-Year Return	3-Year Return	5-Year Return	10-Year Return	Since Inception
TD Short-Term Bond Fund, Institutional Class(1)(2)	1.25%	0.72%	0.83%	2.19%	2.18%
TD Short-Term Bond Fund, Advisor Class(1)(3)	1.25%	0.72%	N/A	N/A	0.75%
BofA Merrill Lynch 1-3 Year U.S. Corporate/Government Bond Index(4)	0.93%	0.90%	0.95%	2.44%	2.44%

*	The graph is based on only Institutional Class shares; performance for Advisor Class shares would be different due to differences in fee structures.
(1)	Return before taxes.
(2)	Commenced operations on December 18, 2006.
(3)	Commenced operations on May 30, 2013.
(4)	The BofA Merrill Lynch 1-3 Year U.S. Corporate/Government Bond Index is an unmanaged index comprised of U.S. dollar denominated investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational, and corporate securities. Qualifying securities must have at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years. It is not possible to invest directly in an unmanaged index. Since inception return is from December 18, 2006.

For the purpose of the graph and table, it has been assumed that (a) all recurring fees (including advisory fees) were deducted and (b) all dividends and distributions were reinvested.

Performance quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than that shown here. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance of the Fund would have been lower had the Investment Manager not waived fees or reimbursed expenses. Bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise. To obtain performance information current to the most recent month-end, visit the website at www.tdamusa.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Bond Credit Quality as of January 31, 2017

Credit Ratings(1)	Percentage of Net Assets
U.S. Government and U.S. Government Agency Obligations	33.5%
AAA	0.0%
AA	7.0%
A	29.6%
BBB	26.6%
Short-Term Investment and Other Net Assets	3.3%

(1)	Credit quality is based on ratings from Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). Where S&P ratings are not available, credit quality is based on ratings from Moody’s Investor Services, Inc. (“Moody’s”). S&P and Moody’s ratings have been selected for several reasons, including the access to information and materials provided by S&P and Moody’s, as well as the Fund’s consideration of industry practice. The Not Rated category, if applicable, consists of securities that have not been rated by S&P or Moody’s.

TD ASSET MANAGEMENT USA FUNDS INC.
TD Core Bond Fund • Fund Performance
(Unaudited)

Performance Comparison

The graph shows the growth of a hypothetical $10,000 investment in the Institutional Class of TD Core Bond Fund and the Bloomberg Barclays U.S. Aggregate Bond Index for the same period.

Growth of a $10,000 Investment*

Annualized Total Return as of 1/31/2017	1-Year Return	3-Year Return	Since Inception
TD Core Bond Fund, Institutional Class(1)(2)	0.86%	2.09%	1.52%
TD Core Bond Fund, Advisor Class(1)(2)	0.85%	2.09%	1.51%
Bloomberg Barclays U.S. Aggregate Bond Index(3)	1.45%	2.59%	1.94%

*	The graph is based on only Institutional Class shares; performance for Advisor Class shares would be different due to differences in fee structures.
(1)	Return before taxes.
(2)	Commenced operations on March 21, 2013.
(3)	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS. It is not possible to invest directly in an unmanaged index.

For the purpose of the graph and table, it has been assumed that (a) all recurring fees (including advisory fees) were deducted and (b) all dividends and distributions were reinvested.

Performance quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than that shown here. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance of the Fund would have been lower had the Investment Manager not waived fees or reimbursed expenses. Bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise. To obtain performance information current to the most recent month-end, visit the website at www.tdamusa.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Bond Credit Quality as of January 31, 2017

Credit Ratings(1)	Percentage of Net Assets
U.S. Government and U.S. Government Agency Obligations	46.3%
AAA	0.5%
AA	4.2%
A	20.7%
BBB	21.4%
Registered Investment Companies	4.4%
Short-Term Investment and Other Net Assets	2.5%

(1)	Credit quality is based on ratings from Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). Where S&P ratings are not available, credit quality is based on ratings from Moody’s Investor Services, Inc. (“Moody’s”). S&P and Moody’s ratings have been selected for several reasons, including the access to information and materials provided by S&P and Moody’s, as well as the Fund’s consideration of industry practice. The Not Rated category, if applicable, consists of securities that have not been rated by S&P or Moody’s.

TD ASSET MANAGEMENT USA FUNDS INC.
TD High Yield Bond Fund • Fund Performance
(Unaudited)

Performance Comparison

The graph shows the growth of a hypothetical $10,000 investment in the Institutional Class of TD High Yield Bond Fund and the BofA Merrill Lynch BB-B U.S. High Yield Index for the same period.

Growth of a $10,000 Investment*

Annualized Total Return as of 1/31/2017	1-Year Return	3-Year Return	Since Inception
TD High Yield Bond Fund, Institutional Class(1)(2)	15.50%	4.37%	4.39%
TD High Yield Bond Fund, Advisor Class(1)(2)	15.46%	4.36%	4.38%
BofA Merrill Lynch BB-B U.S. High Yield Index(3)	17.52%	5.02%	5.11%

*	The graph is based on only Institutional Class shares; performance for Advisor Class shares would be different due to differences in fee structures.
(1)	Return before taxes.
(2)	Commenced operations on March 21, 2013.
(3)	The BofA Merrill Lynch BB-B U.S. High Yield Index contains all securities in the BofA Merrill Lynch BB-B U.S. High Yield Index rated BB+ through B- by S&P (or equivalent as rated by Moody’s or Fitch). It is not possible to invest directly in an unmanaged index.

For the purpose of the graph and table, it has been assumed that (a) all recurring fees (including advisory fees) were deducted, and (b) all dividends and distributions were reinvested.

Performance quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than that shown here. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance of the Fund would have been lower had the Investment Manager not waived fees or reimbursed expenses. Bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise. To obtain performance information current to the most recent month-end, visit the website at www.tdamusa.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Bond Credit Quality as of January 31, 2017

Credit Ratings(1)	Percentage of Net Assets
BBB	20.1%
BB and Below	74.3%
Other Net Assets	5.6%

(1)	Credit quality is based on ratings from Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). Where S&P ratings are not available, credit quality is based on ratings from Moody’s Investor Services, Inc. (“Moody’s”). S&P and Moody’s ratings have been selected for several reasons, including the access to information and materials provided by S&P and Moody’s, as well as the Fund’s consideration of industry practice. The Not Rated category, if applicable, consists of securities that have not been rated by S&P or Moody’s.

TD ASSET MANAGEMENT USA FUNDS INC.
TD 1- to 5-Year Corporate Bond Portfolio • Fund Performance
(Unaudited)

Performance Comparison

The graph shows the growth of a hypothetical $10,000 investment in the TD 1- to 5-Year Corporate Bond Portfolio and the Bloomberg Barclays 1-5 Year U.S. Credit Index for the same period.

Growth of a $10,000 Investment

Annualized Total Return as of 1/31/2017	1-Year Return	3-Year Return	Since Inception
TD 1- to 5-Year Corporate Bond Portfolio(1)(2)	1.98%	1.46%	1.81%
Bloomberg Barclays 1-5 Year U.S. Credit Index(3)	2.42%	1.79%	2.19%

(1)	Return before taxes.
(2)	Commenced operations on September 12, 2013.
(3)	The Bloomberg Barclays 1-5 Year U.S. Credit Index includes all medium and larger issues of U.S. government, investment-grade corporate and investment-grade international dollar-denominated bonds that have maturities of between 1 and 5 years. It is not possible to invest directly in an unmanaged index.

For the purpose of the graph and table, it has been assumed that (a) all recurring fees (including advisory fees) were deducted and (b) all dividends and distributions were reinvested.

Performance quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than that shown here. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance of the Fund would have been lower had the Investment Manager not waived fees or reimbursed expenses. Bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise. To obtain performance information current to the most recent month-end, visit the website at www.tdamusa.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Bond Credit Quality as of January 31, 2017

Credit Ratings(1)	Percentage of Net Assets
U.S. Government and U.S. Government Agency Obligations	11.4%
AAA	0.4%
AA	11.3%
A	43.9%
BBB	30.5%
Short-Term Investment and Other Net Assets	2.5%

(1)	Credit quality is based on ratings from Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). Where S&P ratings are not available, credit quality is based on ratings from Moody’s Investor Services, Inc. (“Moody’s”). S&P and Moody’s ratings have been selected for several reasons, including the access to information and materials provided by S&P and Moody’s, as well as the Fund’s consideration of industry practice. The Not Rated category, if applicable, consists of securities that have not been rated by S&P or Moody’s.

TD ASSET MANAGEMENT USA FUNDS INC.
TD 5- to 10-Year Corporate Bond Portfolio • Fund Performance
(Unaudited)

Performance Comparison

The graph shows the growth of a hypothetical $10,000 investment in the TD 5- to 10-Year Corporate Bond Portfolio and the Bloomberg Barclays 5-10 Year U.S. Credit Index for the same period.

Growth of a $10,000 Investment

Annualized Total Return as of 1/31/2017	1-Year Return	3-Year Return	Since Inception
TD 5- to 10-Year Corporate Bond Portfolio(1)(2)	3.62%	3.22%	4.09%
Bloomberg Barclays 5-10 Year U.S. Credit Index(3)	4.80%	3.90%	4.88%

(1)	Return before taxes.
(2)	Commenced operations on September 12, 2013.
(3)	The Bloomberg Barclays 5-10 Year U.S. Credit Index includes U.S. dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility and financial companies, with maturities between 5 and 10 years. It is not possible to invest directly in an unmanaged index.

For the purpose of the graph and table, it has been assumed that (a) all recurring fees (including advisory fees) were deducted and (b) all dividends and distributions were reinvested.

Performance quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than that shown here. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance of the Fund would have been lower had the Investment Manager not waived fees or reimbursed expenses. Bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise. To obtain performance information current to the most recent month-end, visit the website at www.tdamusa.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Bond Credit Quality as of January 31, 2017

Credit Ratings(1)	Percentage of Net Assets
U.S. Government and U.S. Government Agency Obligations	8.2%
AAA	1.2%
AA	12.0%
A	40.4%
BBB	35.2%
Short-Term Investment and Other Net Assets	3.0%

(1)	Credit quality is based on ratings from Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). Where S&P ratings are not available, credit quality is based on ratings from Moody’s Investor Services, Inc. (“Moody’s”). S&P and Moody’s ratings have been selected for several reasons, including the access to information and materials provided by S&P and Moody’s, as well as the Fund’s consideration of industry practice. The Not Rated category, if applicable, consists of securities that have not been rated by S&P or Moody’s.

TD ASSET MANAGEMENT USA FUNDS INC.
Epoch U.S. Equity Shareholder Yield Fund • Fund Performance
(Unaudited)

Performance Comparison

The graph shows the growth of a hypothetical $10,000 investment in the Institutional Class of Epoch U.S. Equity Shareholder Yield Fund and the Russell 1000 Value Total Return Index for the same period.

Growth of a $10,000 Investment*

Annualized Total Return as of 1/31/2017	1-Year Return	3-Year Return	Since Inception
Epoch U.S. Equity Shareholder Yield Fund, Institutional Class(1)(2)	17.18%	10.35%	11.98%
Epoch U.S. Equity Shareholder Yield Fund, Advisor Class(1)(2)	16.98%	10.29%	11.93%
Russell 1000 Value Total Return Index(3)	24.62%	10.16%	11.84%

*	The graph is based on only Institutional Class shares; performance for Advisor Class shares would be different due to differences in fee structures.
(1)	Return before taxes.
(2)	Commenced operations on March 21, 2013.
(3)	The Russell 1000 Value Total Return Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. It is not possible to invest directly in an unmanaged index.

For the purpose of the graph and table, it has been assumed that (a) all recurring fees (including advisory fees) were deducted and (b) all dividends and distributions were reinvested.

Performance quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than that shown here. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance of the Fund would have been lower had the Investment Manager not waived fees or reimbursed expenses. To obtain performance information current to the most recent month-end, visit the website at www.tdamusa.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TD ASSET MANAGEMENT USA FUNDS INC.
Epoch Global Equity Shareholder Yield Fund • Fund Performance
(Unaudited)

Performance Comparison

The graph shows the growth of a hypothetical $10,000 investment in the Institutional Class of Epoch Global Equity Shareholder Yield Fund and the MSCI World Index Net Dividend for the same period.

Growth of a $10,000 Investment*

Annualized Total Return as of 1/31/2017	1-Year Return	3-Year Return	Since Inception
Epoch Global Equity Shareholder Yield Fund, Institutional Class(1)(2)	10.21%	4.30%	6.64%
Epoch Global Equity Shareholder Yield Fund, Advisor Class(1)(2)	10.19%	4.29%	6.64%
MSCI World Index Net Dividend(3)	17.11%	5.95%	8.18%

*	The graph is based on only Institutional Class shares; performance for Advisor Class shares would be different due to differences in fee structures.
(1)	Return before taxes.
(2)	Commenced operations on March 21, 2013.
(3)	The MSCI World Index Net Dividend is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index Net Dividend consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. It is not possible to invest directly in an unmanaged index.

For the purpose of the graph and table, it has been assumed that (a) all recurring fees (including advisory fees) were deducted, and (b) all dividends and distributions were reinvested.

Performance quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than that shown here. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance of the Fund would have been lower had the Investment Manager not waived fees or reimbursed expenses. To obtain performance information current to the most recent month-end, visit the website at www.tdamusa.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TD ASSET MANAGEMENT USA FUNDS INC.
TD Global Low Volatility Equity Fund • Fund Performance
(Unaudited)

Performance Comparison

The graph shows the growth of a hypothetical $10,000 investment in the Institutional Class of TD Global Low Volatility Equity Fund and the MSCI All Country World Index Net Dividend — US$ for the same period.

Growth of a $10,000 Investment*

Annualized Total Return as of 1/31/2017	1-Year Return	3-Year Return	Since Inception
TD Global Low Volatility Equity Fund, Institutional Class(1)(2)	12.01%	9.33%	7.92%
TD Global Low Volatility Equity Fund, Advisor Class(1)(2)	11.80%	9.26%	7.87%
MSCI All Country World Index Net Dividend — US$(3)	17.93%	5.49%	7.21%

*	The graph is based on only Institutional Class shares; performance for Advisor Class shares would be different due to differences in fee structures.
(1)	Return before taxes.
(2)	Commenced operations on March 21, 2013.
(3)	The MSCI All Country World Index Net Dividend — US$ (“ACWI”) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey. It is not possible to invest directly in an unmanaged index.

For the purpose of the graph and table, it has been assumed that (a) all recurring fees (including advisory fees) were deducted and (b) all dividends and distributions were reinvested.

Performance quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than that shown here. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance of the Fund would have been lower had the Investment Manager not waived fees or reimbursed expenses. To obtain performance information current to the most recent month-end, visit the website at www.tdamusa.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TD ASSET MANAGEMENT USA FUNDS INC.
TD Target Return Fund • Fund Performance
(Unaudited)

Performance Comparison

The graph shows the growth of a hypothetical $10,000 investment in the Institutional Class of TD Target Return Fund and the Citigroup 1-Month U.S. Treasury Bill Index +3% for the same period.

Growth of a $10,000 Investment*

Annualized Total Return as of 1/31/2017	1-Year Return	3-Year Return	Since Inception
TD Target Return Fund, Institutional Class(1)(2)	14.48%	3.35%	2.51%
TD Target Return Fund, Advisor Class(1)(2)	14.53%	3.26%	2.45%
Citigroup 1-Month U.S. Treasury Bill Index +3%(3)	3.24%	3.10%	3.06%

*	The graph is based on only Institutional Class shares; performance for Advisor Class shares would be different due to differences in fee structures.
(1)	Return before taxes.
(2)	Commenced operations on March 21, 2013.
(3)	The Citigroup 1-Month U.S. Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 1 month Treasury Bill issue. It is not possible to invest directly in an unmanaged index.

For the purpose of the graph and table, it has been assumed that (a) all recurring fees (including advisory fees) were deducted and (b) all dividends and distributions were reinvested.

Performance quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than that shown here. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance of the Fund would have been lower had the Investment Manager not waived fees or reimbursed expenses. To obtain performance information current to the most recent month-end, visit the website at www.tdamusa.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TD ASSET MANAGEMENT USA FUNDS INC.
Epoch U.S. Small-Mid Cap Equity Fund • Fund Performance
(Unaudited)

Performance Comparison

The graph shows the growth of a hypothetical $10,000 investment in the Institutional Class of Epoch U.S. Small-Mid Cap Equity Fund and the Russell 2500 Total Return Index for the same period.

Growth of a $10,000 Investment*

Annualized Total Return as of 1/31/2017	1-Year Return	3-Year Return	Since Inception
Epoch U.S. Small-Mid Cap Equity Fund, Institutional Class(1)(2)	30.55%	7.87%	9.62%
Epoch U.S. Small-Mid Cap Equity Fund, Advisor Class(1)(2)	30.54%	7.87%	9.62%
Russell 2500 Total Return Index(3)	29.55%	8.25%	10.40%

*	The graph is based on only Institutional Class shares; performance for Advisor Class shares would be different due to differences in fee structures.
(1)	Return before taxes.
(2)	Commenced operations on May 30, 2013.
(3)	The Russell 2500 Total Return Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. It is not possible to invest directly in an unmanaged index.

For the purpose of the graph and table, it has been assumed that (a) all recurring fees (including advisory fees) were deducted and (b) all dividends and distributions were reinvested.

Performance quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than that shown here. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance of the Fund would have been lower had the Investment Manager not waived fees or reimbursed expenses. To obtain performance information current to the most recent month-end, visit the website at www.tdamusa.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Disclosure of Fund Expenses (Unaudited)

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a Fund, you incur ongoing costs, which include costs for portfolio management, administrative services, distribution fees, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a Fund’s gross income, directly reduce the investment return of the Fund. A Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (August 1, 2016 through January 31, 2017).

The table below and on the following pages illustrates your Fund’s costs in two ways.

•	Actual Expenses. Each row marked “Actual” in the table provides information about actual account values and actual expenses. This information helps you to estimate the actual expenses that you paid over the period after fee waivers and reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number given for your Fund in the “Actual” line under the heading “Expenses Paid During Period”.
•	Hypothetical Example for Comparison Purposes. This section is intended to help you compare your Fund’s costs with those of other mutual funds. Each row in the table marked “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the applicable Fund’s actual expense ratio. This information assumes that the Fund had a return of 5% before expenses during the year, (which is not the Fund’s actual return) and that the expense ratio is unchanged. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to provide a hypothetical expense example based on a 5% return. You may use this information to compare the ongoing costs of investing in the Funds and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

	Beginning Account Value 8/1/16	Ending Account Value 1/31/17	Annualized Expense Ratios	Expenses Paid During Period*
TD Short-Term Bond Fund – Institutional Class
Actual	$1,000.00	$997.50	0.43%	$2.16
Hypothetical (5% Return before expenses)	1,000.00	1,022.97	0.43	2.19
TD Short-Term Bond Fund – Advisor Class
Actual	1,000.00	997.50	0.43	2.16
Hypothetical (5% Return before expenses)	1,000.00	1,022.97	0.43	2.19
TD Core Bond Fund – Institutional Class
Actual	1,000.00	964.60	0.50	2.47
Hypothetical (5% Return before expenses)	1,000.00	1,022.62	0.50	2.54
TD Core Bond Fund – Advisor Class
Actual	1,000.00	965.50	0.52	2.57
Hypothetical (5% Return before expenses)	1,000.00	1,022.52	0.52	2.64
TD High Yield Bond Fund – Institutional Class
Actual	1,000.00	1,043.10	0.70	3.59
Hypothetical (5% Return before expenses)	1,000.00	1,021.62	0.70	3.56
TD High Yield Bond Fund – Advisor Class
Actual	1,000.00	1,043.80	0.79	4.06
Hypothetical (5% Return before expenses)	1,000.00	1,021.17	0.79	4.01
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

Disclosure of Fund Expenses (Unaudited) (Concluded)

	Beginning Account Value 8/1/16	Ending Account Value 1/31/17	Annualized Expense Ratios	Expenses Paid During Period*
TD 1- to 5-Year Corporate Bond Portfolio
Actual	$1,000.00	$991.90	—%	$—
Hypothetical (5% Return before expenses)	1,000.00	1,025.14	—	—
TD 5- to 10-Year Corporate Bond Portfolio
Actual	1,000.00	964.60	—	—
Hypothetical (5% Return before expenses)	1,000.00	1,025.14	—	—
Epoch U.S. Equity Shareholder Yield Fund – Institutional Class
Actual	1,000.00	1,014.00	0.80	4.05
Hypothetical (5% Return before expenses)	1,000.00	1,021.11	0.80	4.06
Epoch U.S. Equity Shareholder Yield Fund – Advisor Class
Actual	1,000.00	1,013.10	1.03	5.21
Hypothetical (5% Return before expenses)	1,000.00	1,019.96	1.03	5.23
Epoch Global Equity Shareholder Yield Fund – Institutional Class
Actual	1,000.00	986.00	1.00	4.99
Hypothetical (5% Return before expenses)	1,000.00	1,020.11	1.00	5.08
Epoch Global Equity Shareholder Yield Fund – Advisor Class
Actual	1,000.00	985.90	1.00	4.99
Hypothetical (5% Return before expenses)	1,000.00	1,020.11	1.00	5.08
TD Global Low Volatility Equity Fund – Institutional Class
Actual	1,000.00	1,006.50	0.90	4.54
Hypothetical (5% Return before expenses)	1,000.00	1,020.61	0.90	4.57
TD Global Low Volatility Equity Fund – Advisor Class
Actual	1,000.00	1,004.60	1.14	5.74
Hypothetical (5% Return before expenses)	1,000.00	1,019.41	1.14	5.79
TD Target Return Fund – Institutional Class
Actual	1,000.00	1,035.60	0.70	3.58
Hypothetical (5% Return before expenses)	1,000.00	1,021.62	0.70	3.56
TD Target Return Fund – Advisor Class
Actual	1,000.00	1,035.50	0.71	3.63
Hypothetical (5% Return before expenses)	1,000.00	1,021.57	0.71	3.61
Epoch U.S. Small-Mid Cap Equity Fund – Institutional Class
Actual	1,000.00	1,094.00	1.00	5.26
Hypothetical (5% Return before expenses)	1,000.00	1,020.11	1.00	5.08
Epoch U.S. Small-Mid Cap Equity Fund – Advisor Class
Actual	1,000.00	1,094.00	1.02	5.37
Hypothetical (5% Return before expenses)	1,000.00	1,020.01	1.02	5.18
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

TD ASSET MANAGEMENT USA FUNDS INC.
Notice to Shareholders (Unaudited)

For shareholders that do not have a January 31, 2017 tax year end, this notice is for informational purposes only. For shareholders with a January 31, 2017 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended January 31, 2017, the Fund is designating the following items with regard to distributions paid during the period:

	Capital Gain Distribution	Ordinary Income Distribution	Total	Qualifying for Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Foreign Investors Qualified Interest Income(4)	Short-Term Capital Gain(5)	FTC(6)
TD Short-Term Bond Fund	0.00%	100.00%	100.00%	0.00%	0.00%	0.00%	98.41%	0.00%	0.00%
TD Core Bond Fund	0.00%	100.00%	100.00%	0.00%	0.00%	16.91%	90.15%	0.00%	0.00%
TD High Yield Bond Fund	0.00%	100.00%	100.00%	0.00%	0.00%	0.00%	97.37%	0.00%	0.00%
TD 1- to 5-Year Corporate Bond Portfolio	1.56%	98.44%	100.00%	0.00%	0.00%	2.60%	95.38%	100.00%	0.00%
TD 5- to 10-Year Corporate Bond Portfolio	7.54%	92.46%	100.00%	0.00%	0.00%	2.08%	72.88%	100.00%	0.00%
Epoch U.S. Equity Shareholder Yield Fund	7.93%	92.07%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%
Epoch Global Equity Shareholder Yield Fund	0.00%	100.00%	100.00%	66.58%	100.00%	0.00%	0.00%	0.00%	0.00%
TD Global Low Volatility Equity Fund	0.00%	100.00%	100.00%	32.51%	82.13%	0.00%	0.00%	0.00%	7.92%
TD Target Return Fund	0.00%	100.00%	100.00%	7.96%	15.20%	1.79%	50.10%	0.00%	0.00%
Epoch U.S. Small-Mid Cap Equity Fund	32.85%	67.15%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).
(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).
(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income distributions. Generally, interest from direct U.S. government obligations is exempt from state income tax, provided the Fund meets certain requirements.
(4)	The percentage in this column represents the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.
(5)	The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.
(6)	TD Global Low Volatility Equity Fund intends to pass through a foreign tax credit to shareholders. For the fiscal year ended 2017, the total amount of foreign source gross income is $457,273. The total amount of foreign tax to be paid is $60,887. Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ended December 31, 2016. Complete information was computed and reported in conjunction with your 2016 Form 1099-DIV and/or Form 1099-INT.

TD ASSET MANAGEMENT USA FUNDS INC.
FUND SUMMARIES AS OF 1/31/17 (Unaudited)

TD Short-Term Bond Fund	TD Core Bond Fund	TD High Yield Bond Fund
Invests primarily in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, as well as investment-grade debt obligations of banks and corporations.**	Invests primarily in bonds.	Invests primarily in bonds that are, at the time of investment, rated below investment grade.

Fund Composition*

All figures are shown as a percentage of the Fund's total investments.

TD Short-Term Bond Fund

By Security Type

60.4%	Corporate Obligations
26.2%	U.S. Treasury Obligations
7.1%	U.S. Government Mortgage Backed Obligations
3.3%	Regional Government Obligations
2.3%	Repurchase Agreement
0.5%	U.S. Government Agency Obligations
0.2%	Municipal Obligation

TD Core Bond Fund

By Security Type

44.3%	Corporate Obligations
22.7%	U.S. Government Mortgage Backed Obligations
22.1%	U.S. Treasury Obligations
4.5%	Registered Investment Companies
2.6%	Regional Government Obligations
2.0%	U.S. Government Agency Obligations
1.8%	Repurchase Agreement

TD High Yield Bond Fund

By Sector

23.7%	Consumer Discretionary
14.7%	Telecommunication Services
14.7%	Industrials
12.3%	Information Technology
9.6%	Materials
7.1%	Financials
5.7%	Health Care
3.4%	Energy
3.1%	Utilities
2.9%	Real Estate
2.8%	Consumer Staples

Maturity Composition*

Average maturity is the weighted average of the number of years to the maturity date, reset date or earliest date to put or demand the principal and interest of a security.

TD Short-Term Bond Fund

Average Maturity: 1.9 years

Under 1 year	14.1%
1-5 years	85.8%
6-10 years	0.1%
11-20 years	0.0%
Over 20 years	0.0%

TD Core Bond Fund

Average Maturity: 7.0 years

Under 1 year	5.2%
1-5 years	43.1%
6-10 years	38.7%
11-20 years	3.5%
Over 20 years	9.5%

TD High Yield Bond Fund

Average Maturity: 4.7 years

Under 1 year	5.0%
1-5 years	47.9%
6-10 years	47.1%
11-20 years	0.0%
Over 20 years	0.0%

* Fund and Maturity Compositions are subject to change.

** Investment-grade debt are debt securities rated in one of the four highest credit-quality categories by a nationally recognized statistical rating organization.

TD ASSET MANAGEMENT USA FUNDS INC.
FUND SUMMARIES AS OF 1/31/17 (Unaudited) (Continued)

TD ASSET MANAGEMENT USA FUNDS INC.
FUND SUMMARIES AS OF 1/31/17 (Unaudited) (Continued)

TD ASSET MANAGEMENT USA FUNDS INC.
FUND SUMMARIES AS OF 1/31/17 (Unaudited) (Concluded)

Statements of Assets and Liabilities

January 31, 2017

	TD Short-Term Bond Fund	TD Core Bond Fund	TD High Yield Bond Fund	TD 1- to 5-Year Corporate Bond Portfolio
ASSETS
Cost of investments (Note 2)	$51,052,000	$40,919,743	$8,540,231	$62,897,807
Investments in securities, at value	$49,916,674	$39,455,540	$8,588,993	$61,090,543
Repurchase agreements, at value (Note 2)	1,178,000	723,000	—	1,568,000
TOTAL INVESTMENTS	51,094,674	40,178,540	8,588,993	62,658,543
Cash	275	520	421,740	524
Receivable for investment securities sold	300,572	314,281	—	3,903,212
Receivable for capital shares sold	259,320	312,532	1,010	113,021
Interest and dividends receivable	215,074	204,907	139,449	340,053
Due from Investment Manager (Note 3)	5,955	13,365	24,016	23,356
Prepaid expenses	5,392	9,546	9,391	3,704
TOTAL ASSETS	51,881,262	41,033,691	9,184,599	67,042,413
LIABILITIES
Payable for securities purchased	275,500	452,011	20,185	4,220,351
Dividends payable to shareholders	52,312	42,181	4,370	76,841
Payable for capital shares redeemed	16,479	22,597	107	539
Transfer agent fees payable	9,427	9,540	9,074	9,577
Payable for Directors’ fees (Note 4)	3,611	3,611	3,611	3,611
Other accrued expenses	66,812	65,168	49,350	69,403
TOTAL LIABILITIES	424,141	595,108	86,697	4,380,322
NET ASSETS	$51,457,121	$40,438,583	$9,097,902	$62,662,091
Net assets consist of:
Paid-in-capital ($0.0001 par value; 3.1 billion, 1.3 billion, 1.2 billion and 0.6 billion shares authorized, respectively)	$51,534,112	$41,493,279	$9,183,457	$63,006,706
Undistributed (Distributions in excess of) net investment income	1,220	1,858	(17)	(95,501)
Accumulated net realized losses from investment transactions	(120,885)	(315,351)	(134,300)	(9,850)
Net unrealized appreciation (depreciation) on investments	42,674	(741,203)	48,762	(239,264)
Net assets	$51,457,121	$40,438,583	$9,097,902	$62,662,091
Institutional Class net asset value, redemption price and offering price per share (Note 2)	$10.15	$9.90	$9.89	N/A
	($51,416,230 ÷ 5,066,996 shares)	($40,323,863 ÷ 4,073,399 shares)	($8,979,392 ÷ 907,615 shares)
Advisor Class net asset value, redemption price and offering price per share (Note 2)	$10.15	$9.90	$9.89	N/A
	($40,891 ÷ 4,030 shares)	($114,720 ÷ 11,592 shares)	($118,510 ÷ 11,985 shares)
Portfolio Class net asset value, redemption price and offering price per share (Note 2)	N/A	N/A	N/A	$10.02
				($62,662,091 ÷ 6,253,650 shares)

Please see accompanying notes to financial statements.

Statements of Assets and Liabilities

January 31, 2017

	TD 5- to 10-Year Corporate Bond Portfolio	Epoch U.S. Equity Shareholder Yield Fund	Epoch Global Equity Shareholder Yield Fund	TD Global Low Volatility Equity Fund
ASSETS
Cost of investments (Note 2)	$41,767,356	$4,755,308	$10,853,657	$35,521,908
Investments in securities, at value	$40,216,371	$5,340,751	$11,013,127	$36,209,721
Repurchase agreements, at value (Note 2)	871,000	—	—	—
TOTAL INVESTMENTS	41,087,371	5,340,751	11,013,127	36,209,721
Cash	915	204,864	299,925	392,141
Foreign currency, at value (Cost $0, $0, $0 and $42,319)	—	—	—	42,206
Interest and dividends receivable	359,213	8,773	16,419	55,725
Receivable for investment securities sold	334,516	—	3,504	—
Receivable for capital shares sold	182,702	25	14,709	6,770
Due from Investment Manager (Note 3)	22,886	19,567	26,245	2,755
Unrealized appreciation on forward foreign currency contracts	—	—	—	1,062
Tax reclaim receivable	—	775	18,068	16,292
Prepaid expenses	3,680	10,649	9,346	10,575
TOTAL ASSETS	41,991,283	5,585,404	11,401,343	36,737,247
LIABILITIES
Payable for securities purchased	356,757	38,043	—	—
Dividends payable to shareholders	95,838	—	—	—
Payable for capital shares redeemed	734	25	362,111	—
Unrealized depreciation on forward foreign currency contracts	—	—	—	122,092
Unrealized depreciation on foreign currency spot contracts	—	—	35	—
Transfer agent fees payable	9,428	9,129	9,162	9,487
Payable for Directors’ fees (Note 4)	3,611	3,611	3,611	3,611
Other accrued expenses	61,261	41,736	72,667	77,189
TOTAL LIABILITIES	527,629	92,544	447,586	212,379
NET ASSETS	$41,463,654	$5,492,860	$10,953,757	$36,524,868
Net assets consist of:
Paid-in-capital ($0.0001 par value; 0.4 billion, 1.2 billion, 1.2 billion and 1.2 billion shares authorized, respectively)	$42,262,524	$4,812,552	$11,383,086	$36,172,919
Undistributed (Distributions in excess of) net investment income	(100,568)	803	(1,436)	77,507
Accumulated net realized gains (losses) from investment transactions and foreign currency	(18,317)	94,062	(585,807)	(292,126)
Net unrealized appreciation (depreciation) on investments	(679,985)	585,443	159,470	687,813
Net unrealized depreciation on forward foreign currency exchange contracts and translation of other assets and liabilities denominated in foreign currencies	—	—	(1,556)	(121,245)
Net assets	$41,463,654	$5,492,860	$10,953,757	$36,524,868
Institutional Class net asset value, redemption price and offering price per share (Note 2)	N/A	$13.47	$10.89	$11.08
		($4,394,915 ÷ 326,317 shares)	($10,821,850 ÷ 993,613 shares)	($35,610,913 ÷ 3,214,712 shares)
Advisor Class net asset value, redemption price and offering price per share (Note 2)	N/A	$13.46	$10.89	$11.07
		($1,097,945 ÷ 81,579 shares)	($131,907 ÷ 12,111 shares)	($913,955 ÷ 82,535 shares)
Portfolio Class net asset value, redemption price and offering price per share (Note 2)	$10.10	N/A	N/A	N/A
	($41,463,654 ÷ 4,106,660 shares)

Please see accompanying notes to financial statements.

Statements of Assets and Liabilities

January 31, 2017

	TD Target Return Fund	Epoch U.S. Small-Mid Cap Equity Fund
ASSETS
Cost of investments (Note 2)	$2,840,641	$89,423,132
Investments in securities, at value	$2,812,887	$99,564,198
Cash	457,306	5,373,411
Due from Investment Manager (Note 3)	20,297	—
Interest and dividends receivable	15,431	7,968
Receivable for investment securities sold	13,915	520,694
Receivable for capital shares sold	—	31,837
Prepaid expenses	9,344	4,219
TOTAL ASSETS	3,329,180	105,502,327
LIABILITIES
Unrealized depreciation on forward foreign currency contracts	3,182	—
Payable for capital shares redeemed	—	47,498
Payable to Investment Manager (Note 3)	—	57,938
Payable for securities purchased	—	1,338,685
Transfer agent fees payable	9,076	10,138
Payable for Directors’ fees (Note 4)	3,611	3,611
Other accrued expenses	43,439	84,657
TOTAL LIABILITIES	59,308	1,542,527
NET ASSETS	$3,269,872	$103,959,800
Net assets consist of:
Paid-in-capital ($0.0001 par value; 1.2 billion and 1.2 billion shares authorized, respectively)	$3,669,308	$93,132,652
Undistributed net investment income	15,322	—
Accumulated net realized gains (losses) from investment transactions and foreign currency	(383,832)	686,082
Net unrealized appreciation (depreciation) on investments	(27,754)	10,141,066
Net unrealized depreciation on forward foreign currency exchange contracts and translation of other assets and liabilities denominated in foreign currencies	(3,172)	—
Net assets	$3,269,872	$103,959,800
Institutional Class net asset value, redemption price and offering price per share (Note 2)	$9.51	$12.57
	($3,219,852 ÷ 338,519 shares)	($103,811,710 ÷ 8,260,243 shares)
Advisor Class net asset value, redemption price and offering price per share (Note 2)	$9.53	$12.57
	($50,020 ÷ 5,250 shares)	($148,090 ÷ 11,785 shares)

Please see accompanying notes to financial statements.

Statements of Operations

For the Year Ended January 31, 2017

	TD Short-Term Bond Fund	TD Core Bond Fund	TD High Yield Bond Fund	TD 1- to 5-Year Corporate Bond Portfolio
INVESTMENT INCOME
Interest Income	$912,698	$843,361	$439,375	$1,065,305
Dividend Income	—	43,129	—	—
	912,698	886,490	439,375	1,065,305
EXPENSES
Investment management fees (Note 3)	140,595	165,661	46,977	—
Directors’ fees (Note 4)	23,353	23,353	23,353	23,353
Distribution fees – Advisor Class (Note 3)	102	279	365	—
Administration fees (Note 3)	—	20,707	4,271	—
Professional fees	78,460	74,580	59,030	78,190
Transfer agent fees	64,412	66,903	60,257	63,598
Custody fees	22,505	21,719	8,114	14,234
Registration fees	22,110	21,731	21,667	15,444
Pricing fees	14,374	14,679	25,987	11,457
Shareholder reports and mailing	12,011	11,452	5,825	6,265
Other expenses	14,492	13,334	12,756	12,482
TOTAL EXPENSES	392,414	434,398	268,602	225,023
Less:
Waiver of investment manager fees/reimbursed expenses (Note 3)	(150,504)	(206,338)	(204,177)	(225,023)
Waiver of distribution fees – Advisor Class (Note 3)	(102)	(267)	(273)	—
Waiver of administration fees (Note 3)	—	(20,707)	(4,271)	—
NET EXPENSES	241,808	207,086	59,881	—
NET INVESTMENT INCOME	670,890	679,404	379,494	1,065,305
NET REALIZED GAIN (LOSS) FROM:
Investment transactions	32,035	397,223	(27,327)	62,507
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments	(27,216)	(788,127)	859,070	(98,886)
NET REALIZED AND UNREALIZED GAIN (LOSS)	4,819	(390,904)	831,743	(36,379)
NET INCREASE IN NET ASSETS FROM OPERATIONS	$675,709	$288,500	$1,211,237	$1,028,926

Please see accompanying notes to financial statements.

Statements of Operations

For the Year Ended January 31, 2017

	TD 5- to 10-Year Corporate Bond Portfolio	Epoch U.S. Equity Shareholder Yield Fund	Epoch Global Equity Shareholder Yield Fund	TD Global Low Volatility Equity Fund
INVESTMENT INCOME
Interest Income	$1,236,476	$—	$—	$—
Dividend Income (net of foreign withholding tax of $0, $1,052, $22,484 and $62,072)	—	128,125	352,548	625,782
	1,236,476	128,125	352,548	625,782
EXPENSES
Investment management fees (Note 3)	—	26,785	79,518	164,993
Directors’ fees (Note 4)	23,353	23,353	23,353	23,353
Administration fees (Note 3)	—	2,060	4,970	11,785
Distribution fees – Advisor Class (Note 3)	—	1,807	322	1,633
Professional fees	68,702	55,029	57,770	70,871
Transfer agent fees	61,665	60,333	60,194	62,404
Custody fees	14,429	8,356	83,903	46,088
Registration fees	13,849	22,678	21,937	24,667
Pricing fees	11,312	801	4,004	10,781
Shareholder reports and mailing	6,020	5,852	6,314	6,890
Other expenses	12,847	11,380	10,393	10,789
TOTAL EXPENSES	212,177	218,434	352,678	434,254
Less:
Waiver of investment manager fees/reimbursed expenses (Note 3)	(212,177)	(181,569)	(247,995)	(208,719)
Waiver of distribution fees – Advisor Class (Note 3)	—	(328)	(300)	(174)
Waiver of administration fees (Note 3)	—	(2,060)	(4,970)	(11,785)
NET EXPENSES	—	34,477	99,413	213,576
NET INVESTMENT INCOME	1,236,476	93,648	253,135	412,206
NET REALIZED GAIN (LOSS) FROM:
Investment transactions	367,697	193,681	(198,918)	489,309 (1)
Forward foreign currency exchange contracts	—	—	—	172,556
Foreign currency	—	—	(3,617)	(66,096)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments	(303,421)	298,400	591,207	779,986
Forward foreign currency exchange contracts	—	—	—	(110,964)
Translation of other assets and liabilities denominated in foreign currencies	—	—	782	2,125
NET REALIZED AND UNREALIZED GAIN	64,276	492,081	389,454	1,266,916
NET INCREASE IN NET ASSETS FROM OPERATIONS	$1,300,752	$585,729	$642,589	$1,679,122

(1)	Includes realized gain (loss) as a result of in-kind transactions (see Note 8 in Notes to Financial Statements).

Please see accompanying notes to financial statements.

Statements of Operations

For the Year Ended January 31, 2017

	TD Target Return Fund	Epoch U.S. Small-Mid Cap Equity Fund
INVESTMENT INCOME
Interest Income	$115,188	$—
Dividend Income (net of foreign withholding tax of $0 and $5,641)	32,889	1,161,914
	148,077	1,161,914
EXPENSES
Investment management fees (Note 3)	19,905	794,891
Directors’ fees (Note 4)	23,353	23,353
Administration fees (Note 3)	1,809	49,680
Distribution fees – Advisor Class (Note 3)	108	324
Transfer agent fees	58,300	71,932
Professional fees	55,178	118,423
Registration fees	21,515	23,151
Custody fees	13,661	20,827
Pricing fees	10,837	1,144
Shareholder reports and mailing	4,160	8,095
Other expenses	11,595	15,234
TOTAL EXPENSES	220,421	1,127,054
Less:
Waiver of investment manager fees/reimbursed expenses (Note 3)	(193,172)	(83,491)
Waiver of distribution fees – Advisor Class (Note 3)	(90)	(300)
Waiver of administration fees (Note 3)	(1,809)	(49,680)
NET EXPENSES	25,350	993,583
NET INVESTMENT INCOME	122,727	168,331
NET REALIZED GAIN (LOSS) FROM:
Investment transactions	(284,483)	3,128,676
Forward foreign currency exchange contracts	(45,919)	—
Foreign currency	24,206	—
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments	726,474	23,466,779
Forward foreign currency exchange contracts	1,801	—
Translation of other assets and liabilities denominated in foreign currencies	(6,092)	—
NET REALIZED AND UNREALIZED GAIN	415,987	26,595,455
NET INCREASE IN NET ASSETS FROM OPERATIONS	$538,714	$26,763,786

Please see accompanying notes to financial statements.

Statements of Changes in Net Assets

	TD Short-Term Bond Fund		TD Core Bond Fund		TD High Yield Bond Fund
	Year ended January 31, 2017	Year ended January 31, 2016	Year ended January 31, 2017	Year ended January 31, 2016	Year ended January 31, 2017	Year ended January 31, 2016
OPERATIONS:
Net investment income	$670,890	$592,582	$679,404	$596,447	$379,494	$439,674
Net realized gain (loss) from investment transactions	32,035	6,860	397,223	(213,308)	(27,327)	(136,354)
Net change in unrealized appreciation (depreciation) on investments	(27,216)	(551,703)	(788,127)	(632,058)	859,070	(725,061)
Net increase (decrease) in net assets from operations	675,709	47,739	288,500	(248,919)	1,211,237	(421,741)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Institutional Class	(695,560)	(618,590)	(768,045)	(658,665)	(373,808)	(433,088)
Advisor Class	(507)	(404)	(2,066)	(1,713)	(6,676)	(5,094)
Total dividends and distributions to shareholders	(696,067)	(618,994)	(770,111)	(660,378)	(380,484)	(438,182)
CAPITAL SHARE TRANSACTIONS:
Institutional Class:
Proceeds from shares sold	12,533,406	10,389,191	9,905,616	20,698,842	459,563	307,582
Shares issued in reinvestment of dividends	71,821	48,526	185,053	98,186	322,436	372,187
Payments for shares redeemed	(13,826,395)	(23,504,656)	(8,592,184)	(17,193,727)	(268,759)	(3,176,745)
Net increase (decrease) in net assets from Institutional Class shares	(1,221,168)	(13,066,939)	1,498,485	3,603,301	513,240	(2,496,976)
Advisor Class:
Proceeds from shares sold	—	—	10,001	400	267,587	15,329
Shares issued in reinvestment of dividends	431	344	1,770	1,458	5,953	4,348
Payments for shares redeemed	—	—	(12)	(203)	(267,930)	(15,124)
Net increase in net assets from Advisor Class shares	431	344	11,759	1,655	5,610	4,553
Net increase (decrease) in net assets from capital share transactions	(1,220,737)	(13,066,595)	1,510,244	3,604,956	518,850	(2,492,423)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,241,095)	(13,637,850)	1,028,633	2,695,659	1,349,603	(3,352,346)
NET ASSETS:
Beginning of year	52,698,216	66,336,066	39,409,950	36,714,291	7,748,299	11,100,645
End of year	$51,457,121	$52,698,216	$40,438,583	$39,409,950	$9,097,902	$7,748,299
Undistributed (Distributions in excess of) net investment income, end of year	$1,220	$7,155	$1,858	$8,419	$(17)	$973
SHARE TRANSACTIONS:
Institutional Class:
Shares sold	1,230,595	1,018,704	976,221	2,046,088	46,942	31,982
Shares issued in reinvestment of dividends	7,045	4,766	18,260	9,799	33,514	38,963
Shares redeemed	(1,358,997)	(2,308,053)	(851,345)	(1,699,778)	(27,503)	(330,007)
Net increase (decrease) in Institutional Class shares	(121,357)	(1,284,583)	143,136	356,109	52,953	(259,062)
Advisor Class:
Shares sold	—	—	967	39	27,225	1,678
Shares issued in reinvestment of dividends	42	34	175	146	614	458
Shares redeemed	—	—	(1)	(20)	(27,051)	(1,689)
Net increase in Advisor Class shares	42	34	1,141	165	788	447
Net increase (decrease) in shares	(121,315)	(1,284,549)	144,277	356,274	53,741	(258,615)

Please see accompanying notes to financial statements.

Statements of Changes in Net Assets

	TD 1- to 5-Year Corporate Bond Portfolio		TD 5- to 10-Year Corporate Bond Portfolio
	Year ended January 31, 2017	Year ended January 31, 2016	Year ended January 31, 2017	Year ended January 31, 2016
OPERATIONS:
Net investment income	$1,065,305	$376,255	$1,236,476	$589,748
Net realized gain from investment transactions	62,507	20,623	367,697	162,513
Net change in unrealized appreciation (depreciation) on investments	(98,886)	(233,918)	(303,421)	(783,965)
Net increase (decrease) in net assets from operations	1,028,926	162,960	1,300,752	(31,704)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,078,218)	(378,284)	(1,232,739)	(586,808)
From net realized gains	(130,662)	(2,638)	(457,244)	(14,560)
Total dividends and distributions to shareholders	(1,208,880)	(380,922)	(1,689,983)	(601,368)
CAPITAL SHARE TRANSACTIONS:
Portfolio Class:
Proceeds from shares sold	32,546,991	38,730,167	15,834,869	33,171,561
Shares issued in reinvestment of dividends	253,785	108,038	99,788	71,574
Payments for shares redeemed	(12,843,520)	(11,274,504)	(11,329,486)	(7,799,634)
Net increase in net assets from capital share transactions	19,957,256	27,563,701	4,605,171	25,443,501
TOTAL INCREASE IN NET ASSETS	19,777,302	27,345,739	4,215,940	24,810,429
NET ASSETS:
Beginning of year	42,884,789	15,539,050	37,247,714	12,437,285
End of year	$62,662,091	$42,884,789	$41,463,654	$37,247,714
Undistributed (Distributions in excess of) net investment income, end of year	$(95,501)	$107	$(100,568)	$(10,163)
SHARE TRANSACTIONS:
Portfolio Class:
Shares sold	3,219,509	3,846,723	1,503,471	3,234,460
Shares issued in reinvestment of dividends	25,126	10,742	9,632	6,952
Shares redeemed	(1,266,863)	(1,115,055)	(1,078,579)	(746,076)
Net increase in shares	1,977,772	2,742,410	434,524	2,495,336

Please see accompanying notes to financial statements.

Statements of Changes in Net Assets

	Epoch U.S. Equity Shareholder Yield Fund		Epoch Global Equity Shareholder Yield Fund		TD Global Low Volatility Equity Fund
	Year ended January 31, 2017	Year ended January 31, 2016	Year ended January 31, 2017	Year ended January 31, 2016	Year ended January 31, 2017	Year ended January 31, 2016
OPERATIONS:
Net investment income	$93,648	$92,901	$253,135	$235,388	$412,206	$274,683
Net realized gain (loss) from investment transactions	193,681	942,379	(202,535)	302,197	595,769	430,783
Net change in unrealized appreciation (depreciation) on investments	298,400	(973,832)	591,989	(866,459)	671,147	(811,758)
Net increase (decrease) in net assets from operations	585,729	61,448	642,589	(328,874)	1,679,122	(106,292)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Institutional Class	(75,887)	(90,413)	(243,198)	(228,692)	(683,336)	(1,010,340)
Advisor Class	(14,931)	(2,818)	(2,748)	(4,581)	(24,938)	(9,152)
From net realized gains
Institutional Class	(5,685)	(126,807)	—	(69,301)	—	(10,676)
Advisor Class	(2,138)	(4,409)	—	(887)	—	(92)
Return of capital
Institutional Class	—	—	(6,301)	—	—	—
Advisor Class	—	—	(72)	—	—	—
Total dividends and distributions to shareholders	(98,641)	(224,447)	(252,319)	(303,461)	(708,274)	(1,030,260)
CAPITAL SHARE TRANSACTIONS:
Institutional Class:
Proceeds from shares sold	1,334,728	651,863	9,939,322	3,449,432	33,568,388	7,481,550
Shares issued in reinvestment of dividends	73,674	204,522	226,060	297,491	298,788	941,176
Payments for shares redeemed	(622,669)	(4,814,817)	(5,982,551)	(8,517,993)	(12,865,216)	(6,597,884)
Net increase (decrease) in net assets from Institutional Class shares	785,733	(3,958,432)	4,182,831	(4,771,070)	21,001,960	1,824,842
Advisor Class:
Proceeds from shares sold	1,282,154	5,500	8,002	9,250	1,281,434	62
Shares issued in reinvestment of dividends	16,604	6,792	2,401	4,812	24,938	7,872
Payments for shares redeemed	(368,760)	—	(11,558)	—	(505,567)	—
Net increase (decrease) in net assets from Advisor Class shares	929,998	12,292	(1,155)	14,062	800,805	7,934
Net increase (decrease) in net assets from capital share transactions	1,715,731	(3,946,140)	4,181,676	(4,757,008)	21,802,765	1,832,776
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,202,819	(4,109,139)	4,571,946	(5,389,343)	22,773,613	696,224
NET ASSETS:
Beginning of year	3,290,041	7,399,180	6,381,811	11,771,154	13,751,255	13,055,031
End of year	$5,492,860	$3,290,041	$10,953,757	$6,381,811	$36,524,868	$13,751,255
Undistributed (Distributions in excess of) net investment income, end of year	$803	$(818)	$(1,436)	$(1,436)	$77,507	$265,444
SHARE TRANSACTIONS:
Institutional Class:
Shares sold	100,396	52,323	908,020	314,349	3,008,151	678,718
Shares issued in reinvestment of dividends	5,616	16,823	21,029	28,414	27,040	91,931
Shares redeemed	(47,587)	(378,533)	(554,538)	(750,182)	(1,169,879)	(584,518)
Net increase (decrease) in Institutional Class shares	58,425	(309,387)	374,511	(407,419)	1,865,312	186,131
Advisor Class:
Shares sold	96,293	429	747	837	114,280	6
Shares issued in reinvestment of dividends	1,258	566	223	462	2,257	769
Shares redeemed	(27,516)	—	(1,059)	—	(45,612)	—
Net increase (decrease) in Advisor Class shares	70,035	995	(89)	1,299	70,925	775
Net increase (decrease) in shares	128,460	(308,392)	374,422	(406,120)	1,936,237	186,906

Please see accompanying notes to financial statements.

Statements of Changes in Net Assets

	TD Target Return Fund		Epoch U.S. Small-Mid Cap Equity Fund
	Year ended January 31, 2017	Year ended January 31, 2016	Year ended January 31, 2017	Year ended January 31, 2016
OPERATIONS:
Net investment income	$122,727	$202,299	$168,331	$1,101,890
Net realized gain (loss) from investment transactions	(306,196)	67,479	3,128,676	1,902,207
Net change in unrealized appreciation (depreciation) on investments	722,183	(584,795)	23,466,779	(12,813,709)
Net increase (decrease) in net assets from operations	538,714	(315,017)	26,763,786	(9,809,612)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Institutional Class	(153,159)	(283,031)	(651,136)	(769,712)
Advisor Class	(2,278)	(5,947)	(780)	(945)
From net realized gains
Institutional Class	—	(72,391)	—	(3,187,526)
Advisor Class	—	(489)	—	(3,952)
Total dividends and distributions to shareholders	(155,437)	(361,858)	(651,916)	(3,962,135)
CAPITAL SHARE TRANSACTIONS:
Institutional Class:
Proceeds from shares sold	251,465	1,831,240	14,136,263	68,122,004
Shares issued in reinvestment of dividends	153,159	355,422	10,302	61,916
Payments for shares redeemed	(3,022,575)	(1,462,168)	(25,015,593)	(25,043,218)
Net increase (decrease) in net assets from Institutional Class shares	(2,617,951)	724,494	(10,869,028)	43,140,702
Advisor Class:
Proceeds from shares sold	6,370	40,060	4,466	6,786
Shares issued in reinvestment of dividends	1,968	6,288	669	4,245
Payments for shares redeemed	(24)	(240,539)	(2,115)	(40)
Net increase (decrease) in net assets from Advisor Class shares	8,314	(194,191)	3,020	10,991
Net increase (decrease) in net assets from capital share transactions	(2,609,637)	530,303	(10,866,008)	43,151,693
TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,226,360)	(146,572)	15,245,862	29,379,946
NET ASSETS:
Beginning of year	5,496,232	5,642,804	88,713,938	59,333,992
End of year	$3,269,872	$5,496,232	$103,959,800	$88,713,938
Undistributed net investment income, end of year	$15,322	$52,140	$—	$—
SHARE TRANSACTIONS:
Institutional Class:
Shares sold	26,431	187,913	1,252,490	5,907,993
Shares issued in reinvestment of dividends	16,296	38,934	962	5,714
Shares redeemed	(329,720)	(154,043)	(2,132,771)	(2,148,846)
Net increase (decrease) in Institutional Class shares	(286,993)	72,804	(879,319)	3,764,861
Advisor Class:
Shares sold	670	4,230	251	593
Shares issued in reinvestment of dividends	209	669	63	396
Shares redeemed	(2)	(25,481)	(65)	(4)
Net increase (decrease) in Advisor Class shares	877	(20,582)	249	985
Net increase (decrease) in shares	(286,116)	52,222	(879,070)	3,765,846

Please see accompanying notes to financial statements.

Financial Highlights

For the years or periods ended January 31 or October 31,
For a Share Outstanding Throughout the Periods

	Institutional Class
	January 31, 2017	January 31, 2016	January 31, 2015	January 31, 2014ˆ	October 31, 2013	October 31, 2012
TD Short-Term Bond Fund
Net asset value, beginning of period	$10.15	$10.24	$10.24	$10.22	$10.29	$10.24
Net investment income(1)	0.122	0.097	0.072	0.017	0.091	0.107
Net realized and unrealized gain (loss) on investments	0.005	(0.085)	0.011	0.025	(0.060)	0.073
Total from operations	0.127	0.012	0.083	0.042	0.031	0.180
Dividends from net investment income	(0.126)	(0.102)	(0.083)	(0.022)	(0.091)	(0.107)
Distributions from net realized gains	—	—	—	—	(0.011)	(0.023)
Total dividends and distributions	(0.126)	(0.102)	(0.083)	(0.022)	(0.102)	(0.130)
Net asset value, end of period	$10.15	$10.15	$10.24	$10.24	$10.22	$10.29
Total investment return†	1.25%	0.12%	0.81%	0.41%	0.31%	1.77%
Net assets end of period (000)	$51,416	$52,658	$66,296	$65,850	$65,400	$69,734
Ratio of net expenses to average net assets	0.43%	0.43%	0.43%	0.43%‡	0.43%	0.43%
Ratio of total expenses to average net assets	0.70%	0.68%	0.68%	0.55%‡	0.52%	0.56%
Ratio of net investment income to average net assets	1.19%	0.95%	0.70%	0.66%‡	0.55%	0.74%
Portfolio turnover rate	121%	116%	120%	15%	111%	176%

	Advisor Class(2)
	January 31, 2017	January 31, 2016	January 31, 2015	January 31, 2014ˆ	October 31, 2013
TD Short-Term Bond Fund
Net asset value, beginning of period	$10.15	$10.24	$10.24	$10.23	$10.24
Net investment income(1)	0.122	0.098	0.072	0.017	0.039
Net realized and unrealized gain (loss) on investments	0.005	(0.086)	0.011	0.015	(0.010)
Total from operations	0.127	0.012	0.083	0.032	0.029
Dividends from net investment income	(0.126)	(0.102)	(0.083)	(0.022)	(0.039)
Distributions from net realized gains	—	—	—	—	—
Total dividends and distributions	(0.126)	(0.102)	(0.083)	(0.022)	(0.039)
Net asset value, end of period	$10.15	$10.15	$10.24	$10.24	$10.23
Total investment return†	1.25%	0.12%	0.81%	0.31%	0.28%
Net assets end of period (000)	$41	$40	$40	$40	$40
Ratio of net expenses to average net assets	0.43%	0.43%	0.43%	0.43%‡	0.43%‡
Ratio of total expenses to average net assets	0.95%	0.94%	0.93%	0.80%‡	0.66%‡
Ratio of net investment income to average net assets	1.20%	0.96%	0.70%	0.66%‡	0.14%‡
Portfolio turnover rate	121%	116%	120%	15%	111%

ˆ	For the three-month period ended January 31, 2014. Effective November 1, 2013, the TD Short-Term Bond Fund changed its fiscal year from October 31 to January 31.
†	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any. Periods less than full years are not annualized.
‡	Annualized.
(1)	Based on average shares outstanding during the period indicated.
(2)	Advisor Class shares commenced operations on May 30, 2013.

Amounts designated as “—” are $0.

Please see accompanying notes to financial statements.

Financial Highlights (continued)

For the years or periods ended January 31,
For a Share Outstanding Throughout the Periods

	Institutional Class(2)
	2017	2016	2015	2014
TD Core Bond Fund
Net asset value, beginning of period	$10.00	$10.24	$9.81	$10.00
Net investment income(1)	0.166	0.148	0.158	0.107
Net realized and unrealized gain (loss) on investments	(0.078)	(0.223)	0.450	(0.148)
Total from operations	0.088	(0.075)	0.608	(0.041)
Dividends from net investment income	(0.188)	(0.165)	(0.178)	(0.149)
Distributions from net realized gains	—	—	—	—
Total dividends and distributions	(0.188)	(0.165)	(0.178)	(0.149)
Net asset value, end of period	$9.90	$10.00	$10.24	$9.81
Total investment return†	0.86%	(0.72)%	6.26%	(0.40)%
Net assets end of period (000)	$40,324	$39,305	$36,609	$10,527
Ratio of net expenses to average net assets	0.50%	0.50%	0.50%	0.50%‡
Ratio of total expenses to average net assets	1.05%	0.97%	2.12%	2.39%‡
Ratio of net investment income to average net assets	1.64%	1.48%	1.58%	1.25%‡
Portfolio turnover rate	98%	102%	62%	40%

	Advisor Class(3)
	2017	2016	2015	2014
TD Core Bond Fund
Net asset value, beginning of period	$10.00	$10.24	$9.81	$10.00
Net investment income(1)	0.165	0.149	0.163	0.107
Net realized and unrealized gain (loss) on investments	(0.076)	(0.224)	0.445	(0.148)
Total from operations	0.089	(0.075)	0.608	(0.041)
Dividends from net investment income	(0.189)	(0.165)	(0.178)	(0.149)
Distributions from net realized gains	—	—	—	—
Total dividends and distributions	(0.189)	(0.165)	(0.178)	(0.149)
Net asset value, end of period	$9.90	$10.00	$10.24	$9.81
Total investment return†	0.85%	(0.72)%	6.26%	(0.40)%
Net assets end of period (000)	$115	$105	$105	$99
Ratio of net expenses to average net assets	0.50%	0.50%	0.50%	0.50%‡
Ratio of total expenses to average net assets	1.30%	1.22%	2.37%	2.64%‡
Ratio of net investment income to average net assets	1.63%	1.49%	1.64%	1.25%‡
Portfolio turnover rate	98%	102%	62%	40%

†	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any. Periods less than full years are not annualized.
‡	Annualized.
(1)	Based on average shares outstanding during the period indicated.
(2)	Institutional Class shares commenced operations on March 21, 2013.
(3)	Advisor Class shares commenced operations on March 21, 2013.

Amounts designated as “—” are $0.

Please see accompanying notes to financial statements.

Financial Highlights (continued)

For the years or periods ended January 31,
For a Share Outstanding Throughout the Periods

	Institutional Class(2)
	2017	2016	2015	2014
TD High Yield Bond Fund
Net asset value, beginning of period	$8.95	$9.87	$9.97	$10.00
Net investment income(1)	0.427	0.446	0.451	0.397
Net realized and unrealized gain (loss) on investments	0.940	(0.912)	(0.105)	(0.027)
Total from operations	1.367	(0.466)	0.346	0.370
Dividends from net investment income	(0.427)	(0.454)	(0.446)	(0.400)
Distributions from net realized gains	—	—	—	—
Total dividends and distributions	(0.427)	(0.454)	(0.446)	(0.400)
Net asset value, end of period	$9.89	$8.95	$9.87	$9.97
Total investment return†	15.50%	(4.90)%	3.50%	3.81%
Net assets end of period (000)	$8,979	$7,648	$10,995	$10,457
Ratio of net expenses to average net assets	0.70%	0.70%	0.70%	0.70%‡
Ratio of total expenses to average net assets	3.14%	2.68%	2.40%	2.45%‡
Ratio of net investment income to average net assets	4.45%	4.63%	4.50%	4.61%‡
Portfolio turnover rate	26%	38%	23%	17%

	Advisor Class(3)
	2017	2016	2015	2014
TD High Yield Bond Fund
Net asset value, beginning of period	$8.95	$9.87	$9.97	$10.00
Net investment income(1)	0.419	0.446	0.451	0.397
Net realized and unrealized gain (loss) on investments	0.944	(0.912)	(0.105)	(0.027)
Total from operations	1.363	(0.466)	0.346	0.370
Dividends from net investment income	(0.423)	(0.454)	(0.446)	(0.400)
Distributions from net realized gains	—	—	—	—
Total dividends and distributions	(0.423)	(0.454)	(0.446)	(0.400)
Net asset value, end of period	$9.89	$8.95	$9.87	$9.97
Total investment return†	15.46%	(4.90)%	3.50%	3.81%
Net assets end of period (000)	$119	$100	$106	$103
Ratio of net expenses to average net assets	0.76%	0.70%	0.70%	0.70%‡
Ratio of total expenses to average net assets	3.38%	3.00%	2.65%	2.70%‡
Ratio of net investment income to average net assets	4.34%	4.67%	4.50%	4.61%‡
Portfolio turnover rate	26%	38%	23%	17%

†	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any. Periods less than full years are not annualized.
‡	Annualized.
(1)	Based on average shares outstanding during the period indicated.
(2)	Institutional Class shares commenced operations on March 21, 2013.
(3)	Advisor Class shares commenced operations on March 21, 2013.

Amounts designated as “—” are $0.

Please see accompanying notes to financial statements.

Financial Highlights (continued)

For the years or periods ended January 31,
For a Share Outstanding Throughout the Periods

	TD 1- to 5-Year Corporate Bond Portfolio(2)
	2017	2016	2015	2014
TD 1- to 5-Year Corporate Bond Portfolio
Net asset value, beginning of period	$10.03	$10.13	$10.10	$10.00
Net investment income(1)	0.187	0.158	0.140	0.057
Net realized and unrealized gain (loss) on investments	0.012	(0.117)	0.060	0.115
Total from operations	0.199	0.041	0.200	0.172
Dividends from net investment income	(0.187)	(0.140)	(0.137)	(0.061)
Distributions from net realized gains	(0.022)	(0.001)	(0.033)	(0.011)
Total dividends and distributions	(0.209)	(0.141)	(0.170)	(0.072)
Net asset value, end of period	$10.02	$10.03	$10.13	$10.10
Total investment return†	1.98%	0.41%	2.00%	1.72%
Net assets end of period (000)	$62,662	$42,885	$15,539	$5,684
Ratio of net expenses to average net assets	—%	—%	—%	— %‡
Ratio of total expenses to average net assets	0.39%	0.83%	1.76%	4.07%‡
Ratio of net investment income to average net assets	1.85%	1.57%	1.38%	1.45%‡
Portfolio turnover rate	86%	72%	70%	58%

	TD 5- to 10-Year Corporate Bond Portfolio(2)
	2017	2016	2015	2014
TD 5- to 10-Year Corporate Bond Portfolio
Net asset value, beginning of period	$10.14	$10.57	$10.23	$10.00
Net investment income(1)	0.299	0.287	0.302	0.115
Net realized and unrealized gain (loss) on investments	0.071	(0.444)	0.472	0.297
Total from operations	0.370	(0.157)	0.774	0.412
Dividends from net investment income	(0.298)	(0.268)	(0.300)	(0.131)
Distributions from net realized gains	(0.112)	(0.005)	(0.134)	(0.051)
Total dividends and distributions	(0.410)	(0.273)	(0.434)	(0.182)
Net asset value, end of period	$10.10	$10.14	$10.57	$10.23
Total investment return†	3.62%	(1.49)%	7.73%	4.15%
Net assets end of period (000)	$41,464	$37,248	$12,437	$5,191
Ratio of net expenses to average net assets	—%	—%	—%	— %‡
Ratio of total expenses to average net assets	0.49%	0.93%	2.37%	4.07%‡
Ratio of net investment income to average net assets	2.86%	2.80%	2.91%	2.91%‡
Portfolio turnover rate	71%	70%	72%	68%

†	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any. Periods less than full years are not annualized.
‡	Annualized.
(1)	Based on average shares outstanding during the period indicated.
(2)	Commenced operations on September 12, 2013.

Amounts designated as “—” are $0.

Please see accompanying notes to financial statements.

Financial Highlights (continued)

For the years or periods ended January 31,
For a Share Outstanding Throughout the Periods

	Institutional Class(2)
	2017	2016	2015	2014
Epoch U.S. Equity Shareholder Yield Fund
Net asset value, beginning of period	$11.77	$12.59	$11.29	$10.00
Net investment income(1)	0.301	0.276	0.324	0.224
Net realized and unrealized gain (loss) on investments	1.709	(0.447)	1.493	1.285
Total from operations	2.010	(0.171)	1.817	1.509
Dividends from net investment income	(0.290)	(0.255)	(0.305)	(0.199)
Distributions from net realized gains	(0.020)	(0.394)	(0.212)	(0.020)
Total dividends and distributions	(0.310)	(0.649)	(0.517)	(0.219)
Net asset value, end of period	$13.47	$11.77	$12.59	$11.29
Total investment return†	17.18%	(1.36)%	16.25%	15.18%
Net assets end of period (000)	$4,395	$3,154	$7,266	$5,628
Ratio of net expenses to average net assets	0.80%	0.80%	0.80%	0.80%‡
Ratio of total expenses to average net assets	5.34%	5.05%	3.50%	3.54%‡
Ratio of net investment income to average net assets	2.33%	2.23%	2.64%	2.37%‡
Portfolio turnover rate	23%	19%	11%	9%

	Advisor Class(3)
	2017	2016	2015	2014
Epoch U.S. Equity Shareholder Yield Fund
Net asset value, beginning of period	$11.77	$12.59	$11.29	$10.00
Net investment income(1)	0.264	0.259	0.324	0.224
Net realized and unrealized gain (loss) on investments	1.724	(0.430)	1.493	1.285
Total from operations	1.988	(0.171)	1.817	1.509
Dividends from net investment income	(0.278)	(0.255)	(0.305)	(0.199)
Distributions from net realized gains	(0.020)	(0.394)	(0.212)	(0.020)
Total dividends and distributions	(0.298)	(0.649)	(0.517)	(0.219)
Net asset value, end of period	$13.46	$11.77	$12.59	$11.29
Total investment return†	16.98%	(1.36)%	16.25%	15.18%
Net assets end of period (000)	$1,098	$136	$133	$115
Ratio of net expenses to average net assets	1.01%	0.81%	0.80%	0.80%‡
Ratio of total expenses to average net assets	5.11%	5.84%	3.74%	3.79%‡
Ratio of net investment income to average net assets	2.01%	2.10%	2.64%	2.37%‡
Portfolio turnover rate	23%	19%	11%	9%

†	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any. Periods less than full years are not annualized.
‡	Annualized.
(1)	Based on average shares outstanding during the period indicated.
(2)	Institutional Class shares commenced operations on March 21, 2013.
(3)	Advisor Class shares commenced operations on March 21, 2013.

Please see accompanying notes to financial statements.

Financial Highlights (continued)

For the years or periods ended January 31,
For a Share Outstanding Throughout the Periods

	Institutional Class(2)
	2017	2016	2015	2014
Epoch Global Equity Shareholder Yield Fund
Net asset value, beginning of period	$10.11	$11.35	$10.99	$10.00
Net investment income(1)	0.276	0.344	0.461	0.282
Net realized and unrealized gain (loss) on investments	0.753	(1.117)	0.678	1.024
Total from operations	1.029	(0.773)	1.139	1.306
Dividends from net investment income	(0.243)	(0.390)	(0.339)	(0.237)
Distributions from net realized gains	—	(0.077)	(0.440)	(0.079)
Return of capital	(0.006)	—	—	—
Total dividends and distributions	(0.249)	(0.467)	(0.779)	(0.316)
Net asset value, end of period	$10.89	$10.11	$11.35	$10.99
Total investment return†	10.21%	(6.90)%	10.57%	12.99%
Net assets end of period (000)	$10,822	$6,259	$11,647	$5,908
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00%‡
Ratio of total expenses to average net assets	3.54%	4.24%	3.61%	4.34%‡
Ratio of net investment income to average net assets	2.54%	3.07%	3.89%	3.00%‡
Portfolio turnover rate	54%	39%	37%	20%

	Advisor Class(3)
	2017	2016	2015	2014
Epoch Global Equity Shareholder Yield Fund
Net asset value, beginning of period	$10.11	$11.35	$10.99	$10.00
Net investment income(1)	0.298	0.338	0.495	0.283
Net realized and unrealized gain (loss) on investments	0.729	(1.112)	0.644	1.023
Total from operations	1.027	(0.774)	1.139	1.306
Dividends from net investment income	(0.241)	(0.389)	(0.339)	(0.237)
Distributions from net realized gains	—	(0.077)	(0.440)	(0.079)
Return of capital	(0.006)	—	—	—
Total dividends and distributions	(0.247)	(0.466)	(0.779)	(0.316)
Net asset value, end of period	$10.89	$10.11	$11.35	$10.99
Total investment return†	10.19%	(6.90)%	10.57%	12.99%
Net assets end of period (000)	$132	$123	$124	$112
Ratio of net expenses to average net assets	1.02%	1.01%	1.00%	1.00%‡
Ratio of total expenses to average net assets	3.87%	4.78%	3.85%	4.58%‡
Ratio of net investment income to average net assets	2.76%	3.03%	4.18%	3.01%‡
Portfolio turnover rate	54%	39%	37%	20%

†	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any. Periods less than full years are not annualized.
‡	Annualized.
(1)	Based on average shares outstanding during the period indicated.
(2)	Institutional Class shares commenced operations on March 21, 2013.
(3)	Advisor Class shares commenced operations on March 21, 2013.

Amounts designated as “—” are $0.

Please see accompanying notes to financial statements.

Financial Highlights (continued)

For the years or periods ended January 31,
For a Share Outstanding Throughout the Periods

	Institutional Class(2)
	2017	2016	2015	2014
TD Global Low Volatility Equity Fund
Net asset value, beginning of period	$10.10	$11.12	$10.05	$10.00
Net investment income(1)	0.193	0.224	0.269	0.201
Net realized and unrealized gain (loss) on investments	1.020	(0.392)	1.575	0.073
Total from operations	1.213	(0.168)	1.844	0.274
Dividends from net investment income	(0.233)	(0.844)	(0.558)	(0.173)
Distributions from net realized gains	—	(0.008)	(0.216)	(0.051)
Total dividends and distributions	(0.233)	(0.852)	(0.774)	(0.224)
Net asset value, end of period	$11.08	$10.10	$11.12	$10.05
Total investment return†	12.01%	(1.61)%	18.57%	2.70%
Net assets end of period (000)	$35,611	$13,634	$12,935	$10,394
Ratio of net expenses to average net assets	0.90%	0.90%	0.90%	0.90%‡
Ratio of total expenses to average net assets	1.84%	2.67%	2.50%	2.85%‡
Ratio of net investment income to average net assets	1.76%	2.02%	2.46%	2.28%‡
Portfolio turnover rate	28%	28%	11%	11%

	Advisor Class(3)
	2017	2016	2015	2014
TD Global Low Volatility Equity Fund
Net asset value, beginning of period	$10.10	$11.12	$10.05	$10.00
Net investment income(1)	0.151	0.224	0.271	0.202
Net realized and unrealized gain (loss) on investments	1.041	(0.392)	1.573	0.072
Total from operations	1.192	(0.168)	1.844	0.274
Dividends from net investment income	(0.222)	(0.844)	(0.558)	(0.173)
Distributions from net realized gains	—	(0.008)	(0.216)	(0.051)
Total dividends and distributions	(0.222)	(0.852)	(0.774)	(0.224)
Net asset value, end of period	$11.07	$10.10	$11.12	$10.05
Total investment return†	11.80%	(1.61)%	18.57%	2.70%
Net assets end of period (000)	$914	$117	$120	$102
Ratio of net expenses to average net assets	1.12%	0.90%	0.90%	0.90%‡
Ratio of total expenses to average net assets	1.84%	2.92%	2.75%	3.09%‡
Ratio of net investment income to average net assets	1.36%	2.03%	2.47%	2.28%‡
Portfolio turnover rate	28%	28%	11%	11%

†	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any. Periods less than full years are not annualized.
‡	Annualized.
(1)	Based on average shares outstanding during the period indicated.
(2)	Institutional Class shares commenced operations on March 21, 2013.
(3)	Advisor Class shares commenced operations on March 21, 2013.

Amounts designated as “—” are $0.

Please see accompanying notes to financial statements.

Financial Highlights (continued)

For the years or periods ended January 31,
For a Share Outstanding Throughout the Periods

	Institutional Class(2)
	2017	2016	2015	2014
TD Target Return Fund
Net asset value, beginning of period	$8.73	$9.77	$9.86	$10.00
Net investment income(1)	0.314	0.320	0.254	0.125
Net realized and unrealized gain (loss) on investments	0.938	(0.787)	(0.114)	(0.155)
Total from operations	1.252	(0.467)	0.140	(0.030)
Dividends from net investment income	(0.472)	(0.457)	(0.230)	(0.110)
Distributions from net realized gains	—	(0.116)	—	—
Total dividends and distributions	(0.472)	(0.573)	(0.230)	(0.110)
Net asset value, end of period	$9.51	$8.73	$9.77	$9.86
Total investment return†	14.48%	(4.91)%	1.40%	(0.29)%
Net assets end of period (000)	$3,220	$5,458	$5,399	$4,177
Ratio of net expenses to average net assets	0.70%	0.70%	0.70%	0.70%‡
Ratio of total expenses to average net assets	6.08%	3.78%	4.33%	5.45%‡
Ratio of net investment income to average net assets	3.39%	3.33%	2.54%	1.46%‡
Portfolio turnover rate	72%	55%	25%	20%

	Advisor Class(3)
	2017	2016	2015	2014
TD Target Return Fund
Net asset value, beginning of period	$8.74	$9.77	$9.86	$10.00
Net investment income(1)	0.316	0.282	0.250	0.121
Net realized and unrealized gain (loss) on investments	0.942	(0.768)	(0.119)	(0.151)
Total from operations	1.258	(0.486)	0.131	(0.030)
Dividends from net investment income	(0.468)	(0.428)	(0.221)	(0.110)
Distributions from net realized gains	—	(0.116)	—	—
Total dividends and distributions	(0.468)	(0.544)	(0.221)	(0.110)
Net asset value, end of period	$9.53	$8.74	$9.77	$9.86
Total investment return†	14.53%	(5.10)%	1.31%	(0.29)%
Net assets end of period (000)	$50	$38	$244	$100
Ratio of net expenses to average net assets	0.74%	0.94%	0.86%	0.70%‡
Ratio of total expenses to average net assets	6.72%	3.88%	4.64%	5.88%‡
Ratio of net investment income to average net assets	3.37%	2.89%	2.50%	1.41%‡
Portfolio turnover rate	72%	55%	25%	20%

†	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any. Periods less than full years are not annualized.
‡	Annualized.
(1)	Based on average shares outstanding during the period indicated.
(2)	Institutional Class shares commenced operations on March 21, 2013.
(3)	Advisor Class shares commenced operations on March 21, 2013.

Amounts designated as “—” are $0.

Please see accompanying notes to financial statements.

Financial Highlights (concluded)

For the years or periods ended January 31,
For a Share Outstanding Throughout the Periods

	Institutional Class(2)
	2017	2016	2015	2014
Epoch U.S. Small-Mid Cap Equity Fund
Net asset value, beginning of period	$9.69	$11.02	$11.07	$10.00
Net investment income(1)	0.019	0.123	0.032	0.019
Net realized and unrealized gain (loss) on investments	2.929	(1.008)	0.522 (4)	1.141
Total from operations	2.948	(0.885)	0.554	1.160
Dividends from net investment income	(0.068)	(0.085)	(0.055)	(0.022)
Distributions from net realized gains	—	(0.360)	(0.549)	(0.068)
Total dividends and distributions	(0.068)	(0.445)	(0.604)	(0.090)
Net asset value, end of period	$12.57	$9.69	$11.02	$11.07
Total investment return†	30.55%	(8.40)%	4.96%	11.62%
Net assets end of period (000)	$103,812	$88,602	$59,218	$5,982
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00%‡
Ratio of total expenses to average net assets	1.13%	1.12%	3.13%	3.95%‡
Ratio of net investment income to average net assets	0.17%	1.08%	0.28%	0.26%‡
Portfolio turnover rate	77%	50%	29%	16%

	Advisor Class(3)
	2017	2016	2015	2014
Epoch U.S. Small-Mid Cap Equity Fund
Net asset value, beginning of period	$9.69	$11.02	$11.07	$10.00
Net investment income(1)	0.016	0.126	0.049	0.019
Net realized and unrealized gain (loss) on investments	2.932	(1.011)	0.505 (4)	1.141
Total from operations	2.948	(0.885)	0.554	1.160
Dividends from net investment income	(0.068)	(0.085)	(0.055)	(0.022)
Distributions from net realized gains	—	(0.360)	(0.549)	(0.068)
Total dividends and distributions	(0.068)	(0.445)	(0.604)	(0.090)
Net asset value, end of period	$12.57	$9.69	$11.02	$11.07
Total investment return†	30.54%	(8.40)%	4.96%	11.62%
Net assets end of period (000)	$148	$112	$116	$112
Ratio of net expenses to average net assets	1.02%	1.00%	1.00%	1.00%‡
Ratio of total expenses to average net assets	1.39%	1.37%	3.57%	4.22%‡
Ratio of net investment income to average net assets	0.14%	1.10%	0.42%	0.26%‡
Portfolio turnover rate	77%	50%	29%	16%

†	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any. Periods less than full years are not annualized.
‡	Annualized.
(1)	Based on average shares outstanding during the period indicated.
(2)	Institutional Class shares commenced operations on May 30, 2013.
(3)	Advisor Class shares commenced operations on May 30, 2013.
(4)	The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchase of Fund shares in relation to fluctuating market value of the investments of the Fund.

Amounts designated as “—” are $0.

Please see accompanying notes to financial statements.

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements — January 31, 2017

Note 1 — Organization

TD Asset Management USA Funds Inc. (the “Company”) was organized as a Maryland corporation on August 16, 1995. The Company is registered as an open-end management investment company with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “Act”). Shares of the Company are registered under the Securities Act of 1933, as amended. This shareholder report only applies to the following series of the Company: the TD Short-Term Bond Fund (the “Short-Term Bond Fund”) (formerly the “TDAM Short-Term Bond Fund”), the TD Core Bond Fund (the “Core Bond Fund”) (formerly the “TDAM Core Bond Fund”), the TD High Yield Bond Fund (the “High Yield Bond Fund”) (formerly the “TDAM High Yield Bond Fund), the TD 1- to 5-Year Corporate Bond Portfolio (the “1- to 5-Year Corporate Bond Portfolio”) (formerly the “TDAM 1- to 5-Year Corporate Bond Portfolio”), the TD 5- to 10-Year Corporate Bond Portfolio (the “5- to 10-Year Corporate Bond Portfolio”) (formerly the “TDAM 5- to 10-Year Corporate Bond Portfolio”), the Epoch U.S. Equity Shareholder Yield Fund (the “U.S. Equity Shareholder Yield Fund”) (formerly the “TDAM U.S. Equity Shareholder Yield Fund”), the Epoch Global Equity Shareholder Yield Fund (the “Global Equity Shareholder Yield Fund”) (formerly the “TDAM Global Equity Shareholder Yield Fund”), the TD Global Low Volatility Equity Fund (the “Global Low Volatility Equity Fund”) (formerly the “TDAM Global Low Volatility Equity Fund”), the TD Target Return Fund (the “Target Return Fund”) (formerly the “TDAM Target Return Fund”) and the Epoch U.S. Small-Mid Cap Equity Fund (the “U.S. Small-Mid Cap Equity Fund”) (formerly the “TDAM U.S. Small-Mid Cap Equity Fund”) (each, a “Fund” and collectively, the “Funds”). Each Fund is “diversified” as that term is defined in the Act. The investment objective of the Short-Term Bond Fund is to provide a high level of income consistent with preservation of capital and liquidity. The investment objective of the Core Bond Fund is to provide current income. The investment objective of the High Yield Bond Fund is to provide high current income. The investment objective of the 1- to 5-Year Corporate Bond Portfolio is to provide current income. The investment objective of the 5- to 10-Year Corporate Bond Portfolio is to provide high current income. The investment objective of the U.S. Equity Shareholder Yield Fund is to provide income and moderate capital appreciation. The investment objective of the Global Equity Shareholder Yield Fund is to provide income and moderate capital appreciation. The investment objective of the Global Low Volatility Equity Fund is to provide long-term capital appreciation with less volatility than the broad global equity markets. The investment objective of the Target Return Fund is to achieve total return that exceeds the rate of return of the 1-month Treasury bill by 300 basis points (or 3%) on an annualized basis over a five year period regardless of market conditions. The investment objective of the U.S. Small-Mid Cap Equity Fund is to provide long-term capital appreciation.

Note 2 — Significant Accounting Policies

The Company has reviewed Financial Accounting Standards Board (“FASB”) ASC Topic 946, Financial Services — Investment Companies Accounting Standards Codification (“ASC 946”), and concluded that the Funds meet the criteria of an “investment company,” and therefore, the Funds prepare their financial statements in accordance with investment company accounting as outlined in ASC 946. The following is a summary of the Company’s significant accounting policies:

Use of Estimates — The Funds’ financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which require the use of management estimates and assumptions. Actual results could differ from these estimates.

Computation of Net Asset Value — The net asset value (“NAV”) per share for each class of the Funds is computed by dividing the total current value of the assets of a Fund, less its liabilities, attributable to such class by the total number of shares outstanding for such class at the time of such computation. The Funds’ NAV per share is computed as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally at 4:00 p.m. (Eastern Time) on each Fund Business Day. A “Fund Business Day” is any day that a Fund is open for business. Except for the Short-Term Bond, Core Bond and High Yield Bond Funds (the “Bond Funds”), each Fund is generally open for business on each day the New York Stock Exchange (the “NYSE”) is open for regular trading. The NYSE is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Bond Funds are generally open for business on each day the NYSE and Federal Reserve Bank of New York (the “Federal Reserve”) are open, which excludes the following

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements — January 31, 2017

holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. However, each Bond Fund may elect, in its discretion if it is determined to be in shareholders’ best interests, to be open on days when the NYSE is open but the Federal Reserve is closed or to be open on days when the Federal Reserve is open but the NYSE is closed, except for Good Friday. Each of the Bond Funds reserves the right to close if the primary trading markets of the Bond Fund’s portfolio instruments are closed or the Bond Fund’s management believes that there is not an adequate market to meet purchase, redemption or exchange requests. Each Bond Fund may close early on any business day when the Securities Industry and Financial Markets Association recommends that the securities markets close trading early.

The Company accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them on a pro-rata basis. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Securities Valuation — The Funds’ equity securities for which market quotations are readily available and reliable are valued at current market value. An equity security that is listed on a foreign or domestic exchange (except for securities traded on The Nasdaq Stock Market, Inc. (“NASDAQ”)), is valued at its last sale price (prior to the time as of which assets are valued) on the exchange where it is principally traded, or, if there is no such reported sale, at the mean of the last bid and asked prices. Equity securities listed on the NASDAQ will be valued at the Nasdaq Official Closing Price (“NOCP”). If no NOCP is available, the security will be valued at the last sale price on the NASDAQ prior to the calculation of the Fund’s NAV or, if there is no sale price shown on the NASDAQ, at the mean of the last bid and asked price. Debt securities are valued at prices that reflect broker/dealer-supplied valuations or are obtained from independent pricing services, which would consider such factors as security prices, yields, maturities, and ratings, and are deemed representative of market values at the close of the market. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost if the Pricing Sub-Committee concludes that amortized cost approximates market value after taking into account various factors, including but not limited to, credit, liquidity, interest rate conditions and issuer-specific factors. Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety and one-hundred eight day forward rates provided by an independent source. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities. When market quotations are not readily available or not reflective of fair value as determined in accordance with fair value procedures approved by the Board (“Fair Value Procedures”), securities and assets are valued at fair value as determined pursuant to the Fair Value Procedures. To the extent the Funds hold securities that are traded in foreign markets, the Funds may also determine when it is appropriate to apply fair valuation to such securities in accordance with the Fair Value Procedures.

The Funds use Interactive Data Pricing and Reference Data, Inc. (“Interactive Data”) as a third party fair valuation vendor. Interactive Data provides a fair value for foreign securities in the Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by Interactive Data in the event that there is a movement in the U.S. markets that exceeds a specific threshold established by the Fair Value Procedures. The Fair Value Procedures establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Fair Value Procedures is exceeded on a specific day, the Funds value their non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by Interactive Data.

If a local market in which the Funds own securities is closed for one or more days, the Funds shall value all securities held in that corresponding currency based on the fair value prices provided by Interactive Data using the predetermined confidence interval discussed above.

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements — January 31, 2017

As of January 31, 2017, there were foreign securities valued in accordance with Fair Value Procedures described above.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurement). The guidance establishes three levels of the fair value hierarchy as follows:

Level 1:	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;
Level 2:	Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, fair valued foreign equities, etc.);
Level 3:	Inputs that are unobservable.

A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by management. Management considers observable data to be market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market.

For the year ended January 31, 2017, there have been no changes to the Funds’ fair valuation methodologies. For more details of the investment classification, reference the Schedules of Investments.

Repurchase Agreements — Each Fund may enter into repurchase agreements with financial institutions deemed to be creditworthy by TDAM USA Inc., the Funds’ investment manager (the “Investment Manager” or “Administrator”) (under procedures adopted by the Company’s Board of Directors), subject to the seller’s agreement to repurchase and the Funds’ agreement to resell such securities at a mutually agreed upon price. Collateral received for securities purchased subject to repurchase agreements is deposited with the Funds’ custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met or the seller defaults on its repurchase obligation, the Funds generally have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller’s guarantor, if any) becomes insolvent, the Funds may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Repurchase agreements are entered into by each Fund under Master Repurchase Agreements (“MRA”) which permit each Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund.

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements — January 31, 2017

At January 31, 2017, the open repurchase agreements by counterparty which are subject to an MRA on a net payment basis are as follows:

	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount(2)
TD Short-Term Bond Fund
Bank of Nova Scotia	$1,178,000	$1,178,000	$—	$—
TD Core Bond Fund
Bank of Nova Scotia	$723,000	$723,000	$—	$—
TD 1- to 5-Year Corporate Bond Portfolio
Bank of Nova Scotia	$1,568,000	$1,568,000	$—	$—
TD 5- to 10-Year Corporate Bond Portfolio
Bank of Nova Scotia	$871,000	$871,000	$—	$—

(1)	The amount of collateral reflected in the table does not include any over-collateralization received by the Fund.
(2)	Net amount represents the net amount receivable due from the counterparty in the event of default.

Foreign Currency Translation — Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid.

Forward Foreign Currency Exchange Contracts — Each Fund may, but is not obligated to, enter into forward foreign currency exchange contracts (“forward contracts”) in order to protect against uncertainty in the level of future foreign exchange rates in the purchases and sale of securities. A Fund may also enter into forward contracts to manage currency exposure. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for commissions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies. Although forward contracts are intended to minimize currency risk — the risk of loss due to a decline in the value of the hedged currencies — at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. As of January 31, 2017, the Global Low Volatility Equity Fund and the Target Return Fund held forward contracts. It is the Funds’ policy to present the gross unrealized appreciation and gross unrealized depreciation of the forward contracts separately on the Statements of Assets and Liabilities as the Funds do not have a master netting agreement with the counterparty to the forward contracts. For the year ended January 31, 2017, the realized gain (loss) and change in unrealized appreciation (depreciation) on forward contracts are disclosed on the Statements of Operations.

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements — January 31, 2017

Investment Income — Interest income, including accretion and amortization of discounts and premiums, on securities is accrued as earned. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Realized gains (losses) on paydowns of mortgage backed and asset backed securities are recorded as an adjustment to interest income for financial reporting purposes.

Expense Offset Arrangement — The Funds have an arrangement with their custodian bank whereby the Funds receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. Conversely, the Funds are charged a fee (i.e. “earnings debits”) by their custodian when negative cash balances are maintained. For financial reporting purposes, the Funds include net earnings debits in custody fees and net earnings credits as an expense offset on the Statements of Operations. For the year ended January 31, 2017, there were no earnings credits.

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared daily and paid monthly by the Short-Term Bond Fund; declared and paid monthly by each of the Core Bond Fund, the High Yield Bond Fund, the 1- to 5-Year Corporate Bond Portfolio and the 5- to 10-Year Corporate Bond Portfolio; declared and paid quarterly by each of the U.S. Equity Shareholder Yield Fund, the Target Return Fund and the U.S. Small-Mid Cap Equity Fund; and declared and paid annually by each of the Global Equity Shareholder Yield Fund and the Global Low Volatility Equity Fund. Net realized short-term capital gains, if any, may be distributed during the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Securities Transactions — Securities transactions are accounted for on the trade date. Realized gains and losses from securities transactions are recorded on a specific identification basis.

Note 3 —	Investment Management Fees and Other Transactions with Affiliates of the Investment Manager

Under the terms of Investment Management Agreements with the Investment Manager, a wholly-owned subsidiary of The Toronto-Dominion Bank, which provide for the investment management services furnished to each Fund, each Fund pays the Investment Manager an annual investment management fee as a percentage of average daily net assets as shown below. The 1- to 5-Year Corporate Bond Portfolio and the 5- to 10-Year Corporate Bond Portfolio do not pay any investment management fee to the Investment Manager for its services.

The Investment Manager has contractually agreed to waive all fees and pay or reimburse all fees and expenses of each of the 1- to 5-Year Corporate Bond Portfolio and the 5- to 10-Year Corporate Bond Portfolio indefinitely, except acquired fund fees and expenses, interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses.

The Investment Manager has voluntarily agreed to waive fees or assume certain expenses of each class of the Short-Term Bond Fund, so that the annualized ratio of total operating expenses do not exceed the expense caps set out below for each class of each Fund (the “Voluntary Expense Limitations”). The Voluntary Expense Limitations may not apply to extraordinary expenses.

The Investment Manager has contractually agreed to limit the total operating expenses of each of the Core Bond Fund, the High Yield Bond Fund, the U.S. Equity Shareholder Yield Fund, the Global Equity Shareholder Yield Fund, the Global Low Volatility Equity Fund, the Target Return Fund and the U.S. Small-Mid Cap Equity Fund to the expense caps set out

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements — January 31, 2017

below for the class of each Fund (the “Contractual Expense Limitations”). This limit excludes certain expenses, including any acquired fund fees and expenses, interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses.

Fund	Management Fee	Expense Cap
		Institutional Class	Advisor Class	Expiration Date
Short-Term Bond Fund*	0.25%	0.43%	0.68%	*
Core Bond Fund	0.40%	0.50%	0.75%	May 31, 2017
High Yield Bond Fund	0.55%	0.70%	0.95%	May 31, 2017
U.S. Equity Shareholder Yield Fund	0.65%	0.80%	1.05%	May 31, 2017
Global Equity Shareholder Yield Fund	0.80%	1.00%	1.25%	May 31, 2017
Global Low Volatility Equity Fund	0.70%	0.90%	1.15%	May 31, 2017
Target Return Fund	0.55%	0.70%	0.95%	May 31, 2017
U.S. Small-Mid Cap Equity Fund	0.80%	1.00%	1.25%	May 31, 2017

*	Expense cap is voluntary and may be reduced or eliminated at any time upon notifying investors.

The Investment Manager is entitled to recoup from each such Fund any waivers and/or reimbursements made pursuant to Voluntary Expense Limitations and Contractual Expense Limitations, provided that such recoupment must occur within two years after the end of the fiscal year during which fees were waived or expenses reimbursed and that such recoupment does not cause the Fund to exceed the applicable expense limitation that was in effect at the time the fees were waived or expenses reimbursed.

All fees are earned, waived and reimbursed at the class level of each Fund, with the exception of Investment Management and Administration fees which are earned, waived and reimbursed at the fund level of each Fund. As of January 31, 2017, fees which were previously waived and expenses reimbursed by the Investment Manager which may be subject to possible future reimbursement to the Investment Manager were as follows:

Fund	Expiration		Total Potential Recovery Amount
	1/31/18	1/31/19
Short-Term Bond Fund	$156,608	$150,504	$307,112
Core Bond Fund	191,127	227,045	418,172
High Yield Bond Fund	187,811	208,448	396,259
U.S. Equity Shareholder Yield Fund	178,111	183,629	361,740
Global Equity Shareholder Yield Fund	249,377	252,965	502,342
Global Low Volatility Equity Fund	239,712	220,504	460,216
Target Return Fund	187,806	194,981	382,787
U.S. Small-Mid Cap Equity Fund	124,715	133,171	257,886

The Administrator has been retained under an Amended and Restated Administration Agreement to perform certain administrative services for each Fund. For its services, the Administrator is entitled to receive from each Fund, with the exception of the Short-Term Bond Fund, the 1- to 5-Year Corporate Bond Portfolio and the 5- to 10-Year Corporate Bond Portfolio, an annual fee, payable monthly, of 0.05% of each Fund’s average daily net assets. The Administrator does not receive a separate fee for administrative services with respect to each of the Short-Term Bond Fund, the 1- to 5-Year Corporate Bond Portfolio and the 5- to 10-Year Corporate Bond Portfolio. The Administrator has entered into an agreement with Citi Fund Services Ohio, Inc. (“Citi”) whereby Citi performs certain administrative services for the Funds. The Administrator pays Citi’s fees for providing these services. Administration fees were waived for the year ended January 31, 2017 for all Funds.

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements — January 31, 2017

A Distribution and Services Plan pursuant to Rule 12b-1 under the Act (the “Rule 12b-1 Plan”) permits the Advisor Class of each of the Funds (other than the 1- to 5-Year Corporate Bond Portfolio and the 5- to 10-Year Corporate Bond Portfolio), to pay from its assets distribution fees at a rate not to exceed 0.25% of the annual average daily net assets of each such class. These distribution fees are computed and accrued daily and will be paid to one or more principal underwriters, broker-dealers, other financial intermediaries, financial institutions (which may include banks), and others that enter into distribution, underwriting, sub-distribution, selling or service agreements complying with Rule 12b-1 that have been approved by the Board of Directors. For the year ended January 31, 2017, distribution fees were fully waived for the Short-Term Bond Fund and were partially waived for the Core Bond Fund, High Yield Bond Fund, U.S. Equity Shareholder Yield Fund, Global Equity Shareholder Yield Fund, Global Low Volatility Equity Fund, Target Return Fund and U.S. Small-Mid Cap Equity Fund.

Epoch Investment Partners, Inc., an affiliate of the Investment Manager, serves as investment sub-adviser to each of the U.S. Equity Shareholder Yield Fund, the Global Equity Shareholder Yield Fund, and the U.S. Small-Mid Cap Equity Fund. Sub-adviser fees are paid by the Investment Manager, not the Funds.

Note 4 — Directors’ Fees

As of April 1, 2016, each Director who is not an “interested person” as defined in the Act, who serves on the Board of Directors of the Company receives, in the aggregate:

1.	a base annual retainer of $67,500 payable quarterly;
2.	a meeting fee of $6,500 for each regular meeting attended in person;
3.	a meeting fee of $4,000 for each regular meeting attended by telephone;
4.	a committee meeting fee of $4,000 for any separately called meeting of any committee, in person or telephonic, taking place on days when there is no meeting of the full Board of Directors;
5.	a meeting fee of $6,500 for each special meeting attended in person;
6.	retainer for Independent Board Chair is $20,000 annually, payable quarterly; and
7.	retainer for Audit Committee Chair is $10,000 annually, payable quarterly.

Prior to April 1, 2016, each Director who is not an “interested person” as defined in the Act, who serves on the Board of Directors of the Company received, in the aggregate:

1.	a base annual retainer of $65,000 payable quarterly;
2.	a meeting fee of $6,000 for each regular meeting attended in person;
3.	a meeting fee of $3,500 for each regular meeting attended by telephone;
4.	a committee meeting fee of $3,500 for any separately called meeting of any committee, in person or telephonic, taking place on days when there is no meeting of the full Board of Directors;
5.	a meeting fee of $6,000 for each special meeting attended in person;
6.	retainer for Independent Board Chair is $20,000 annually, payable quarterly; and
7.	retainer for Audit Committee Chair is $10,000 annually, payable quarterly.

Directors’ fees are allocated among the series of the Company.

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements — January 31, 2017

Note 5 — Investment Transactions

The cost of security purchases and proceeds from the sale and maturities of securities, other than short-term investments and excluding in-kind transactions, for the year ended January 31, 2017 were as follows:

	Short-Term Bond Fund	Core Bond Fund	High Yield Bond Fund	1- to 5-Year Corporate Bond Portfolio
Purchases
U.S. Government	$32,036,498	$23,940,732	$—	$23,427,340
Other	30,349,774	17,199,930	2,555,697	45,359,508
Sales and Maturities
U.S. Government	$36,184,512	$21,535,324	$—	$19,335,327
Other	26,188,551	17,419,019	2,071,935	28,010,858

	5- to 10-Year Corporate Bond Portfolio	U.S. Equity Shareholder Yield Fund	Global Equity Shareholder Yield Fund	Global Low Volatility Equity Fund
Purchases
U.S. Government	$11,892,548	$—	$—	$—
Other	22,379,392	2,592,774	9,560,226	34,561,230
Sales and Maturities
U.S. Government	$10,059,034	$—	$—	$—
Other	19,606,214	921,532	5,238,854	6,572,459

	Target Return Fund	U.S. Small-Mid Cap Equity Fund
Purchases
U.S. Government	$55,583	$—
Other	2,346,275	75,058,646
Sales and Maturities
U.S. Government	$223,598	$—
Other	4,392,272	89,137,778

Note 6 — Federal Income Taxes

It is each of the Funds’ policy to continue to comply with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies, and distributed substantially all of its taxable net income, the Fund (not the shareholders) will be relieved of Federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

Management evaluates tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken on Federal and State income tax returns may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities for all open tax years (the current and prior 3 tax year ends, as applicable), ongoing analysis of and changes to tax laws, regulations and interpretations thereof.

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements — January 31, 2017

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The amount and character of income and capital gain distributions, if any, to be paid, are determined in accordance with Federal income tax regulations, which may differ from GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

The following permanent differences, primarily relating to gains and losses on in-kind distribution, foreign currency gains and losses, paydown gains and losses, reallocation of distributions from investment companies, REIT estimates, PFIC adjustments, TIP adjustments and basis adjustment on sale of securities that distributed non-taxable distributions, for the year ended January 31, 2017, were as follows:

	Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Short-Term Bond Fund	$—	$19,242	$(19,242)
Core Bond Fund	—	84,146	(84,146)
1- to 5-Year Corporate Bond Portfolio	—	(82,695)	82,695
5- to 10-Year Corporate Bond Portfolio	—	(94,142)	94,142
U.S. Equity Shareholder Yield Fund	(1,154)	(1,209)	2,363
Global Equity Shareholder Yield Fund	8,225	(7,189)	(1,036)
Global Low Volatility Equity Fund	410,813	108,131	(518,944)
Target Return Fund	—	(4,108)	4,108
U.S. Small-Mid Cap Equity Fund	613	483,585	(484,198)

These reclassifications have no impact on net assets or net asset value per share.

The tax character of distributions declared to shareholders for the fiscal years ended January 31, 2017 and January 31, 2016, for each Fund were as follows:

		Ordinary Income	Long-Term Capital Gain	Return of Capital	Totals
Short-Term Bond Fund	2017	$696,067	$—	$—	$696,067
	2016	618,994	—	—	618,994
Core Bond Fund	2017	770,111	—	—	770,111
	2016	660,378	—	—	660,378
High Yield Bond Fund	2017	380,484	—	—	380,484
	2016	438,182	—	—	438,182
1- to 5-Year Corporate Bond Portfolio	2017	1,190,779	18,101	—	1,208,880
	2016	380,549	373	—	380,922
5- to 10-Year Corporate Bond Portfolio	2017	1,564,258	125,725	—	1,689,983
	2016	597,338	4,030	—	601,368

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements — January 31, 2017

		Ordinary Income	Long-Term Capital Gain	Return of Capital	Totals
U.S. Equity Shareholder Yield Fund	2017	$90,818	$7,823	$—	$98,641
	2016	89,322	135,125	—	224,447
Global Equity Shareholder Yield Fund	2017	245,946	—	6,373	252,319
	2016	241,971	61,490	—	303,461
Global Low Volatility Equity Fund	2017	708,274	—	—	708,274
	2016	1,019,522	10,738	—	1,030,260
Target Return Fund	2017	155,437	—	—	155,437
	2016	288,978	72,880	—	361,858
U.S. Small-Mid Cap Equity Fund	2017	437,732	214,184	—	651,916
	2016	3,654,991	307,144	—	3,962,135

As of January 31, 2017, the components of Distributable Earnings (Accumulated Losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Capital Loss Carryforwards	Qualified late-year losses	Net Unrealized Appreciation (Depreciation)	Other Temporary Differences	Total Distributable Earnings (Accumulated Losses)
Short-Term Bond Fund	$51,158	$—	$(110,824)	$—	$38,958	$(56,283)	$(76,991)
Core Bond Fund	59,880	—	(247,517)	—	(809,495)	(57,564)	(1,054,696)
High Yield Bond Fund	32,226	—	(133,862)	—	48,326	(32,245)	(85,555)
1- to 5-Year Corporate Bond Portfolio	1,226	—	—	—	(249,115)	(96,726)	(344,615)
5- to 10-Year Corporate Bond Portfolio	—	—	—	(4,800)	(693,501)	(100,569)	(798,870)
U.S. Equity Shareholder Yield Fund	1,623	108,527	—	—	570,159	(1)	680,308
Global Equity Shareholder Yield Fund	—	—	(304,990)	—	(124,330)	(9)	(429,329)
Global Low Volatility Equity Fund	—	—	(268,546)	(21,611)	642,106	—	351,949
Target Return Fund	8,893	—	(365,065)	—	(43,262)	(2)	(399,436)
U.S. Small-Mid Cap Equity Fund	—	1,229,232	—	—	9,597,916	—	10,827,148

Qualified late-year losses are comprised of post-October capital losses incurred after October 31, 2016, and certain late-year ordinary losses. Late-year ordinary losses represent ordinary losses incurred after December 31, 2016 and specified losses incurred after October 31, 2016. These losses are deemed to arise on the first day of the Fund’s next taxable year. For the year ended January 31, 2017, the qualified late-year losses above consisted of both post-October capital losses and late-year ordinary losses, which the Funds intend to defer to February 1, 2017 for federal tax purposes.

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements — January 31, 2017

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under these provisions are as follows:

	Short-Term Loss	Long-Term Loss	Total
Short-Term Bond Fund	$95,730	$15,094	$110,824
Core Bond Fund	247,517	—	247,517
High Yield Bond Fund	24,578	109,284	133,862
Global Equity Shareholder Yield Fund	161,820	143,170	304,990
Global Low Volatility Equity Fund	98,662	169,884	268,546
Target Return Fund	—	365,065	365,065

During the year ended January 31, 2017, the Short-Term Bond Fund, Core Bond Fund, 1- to 5-Year Corporate Bond Portfolio, 5- to 10-Year Corporate Bond Portfolio and Global Low Volatility Equity Fund utilized $16,549, $273,364, $16,950, $12,482 and $87,741 of prior year capital loss carryforwards, respectively.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, held by the Funds at January 31, 2017, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Short-Term Bond Fund	$51,055,716	$200,069	$(161,111)	$38,958
Core Bond Fund	40,988,035	89,022	(898,517)	(809,495)
High Yield Bond Fund	8,540,667	283,679	(235,353)	48,326
1- to 5-Year Corporate Bond Portfolio	62,907,658	77,986	(327,101)	(249,115)
5- to 10-Year Corporate Bond Portfolio	41,780,872	178,359	(871,860)	(693,501)
U.S. Equity Shareholder Yield Fund	4,770,592	649,016	(78,857)	570,159
Global Equity Shareholder Yield Fund	11,135,903	497,201	(619,977)	(122,776)
Global Low Volatility Equity Fund	35,554,474	1,929,121	(1,273,874)	655,247
Target Return Fund	2,856,161	136,811	(180,085)	(43,274)
U.S. Small-Mid Cap Equity Fund	89,966,281	12,999,700	(3,401,783)	9,597,917

Note 7 — Fund Investment Risks

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to changes in market conditions (income risk), interest rate changes and other factors (interest rate risk), the failure of the issuer of a security (e.g., a fixed income investment such as a bond or derivative involving a counterparty) to meet all its obligations (credit risk), or fluctuation in the stock markets in response to adverse economic, industry, political or regulatory developments (stock market risk). The impact of these risks will vary to the extent a Fund invests significantly in the types of instruments affected (e.g., equities or fixed income instruments).

Investments in foreign securities involve special risks, including the possibility of substantial volatility, limited liquidity and significant changes in value due to, among other things, exchange rate fluctuations. Investments in foreign securities involve country risk, which is the risk that the economy of a country (or region) will be damaged by political instability, financial problems or natural disasters.

A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as interest rate risk, market risk, credit risk and counterparty risk. A Fund is exposed to counterparty risk in cases where the

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements — January 31, 2017

Fund has only one counterparty for forward foreign currency exchange contracts. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Note 8 — In-Kind Transactions

During the year ended January 31, 2017, the Global Low Volatility Equity Fund had redemptions in-kind of investment securities and cash. The securities were exchanged at their current fair value on the date of the transaction at the time of transfer. As a result of the redemption, the following shares of the Fund were redeemed for assets valued at:

	Date of Transfer	Shares Redeemed	Investment Securities	Cash	Income Receivable	Value	Realized Gain
Global Low Volatility Equity Fund	09/09/16	686,754	$6,667,128	$887,047	$—	$7,554,175	$410,599

Note 9 — Subsequent Events

The Company has evaluated the need for disclosure and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments or additional disclosures were required to the financial statements.

TD ASSET MANAGEMENT USA FUNDS INC.
TD Short-Term Bond Fund • Schedule of Investments
January 31, 2017

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
CORPORATE OBLIGATIONS — 60.0%
CONSUMER DISCRETIONARY — 11.0%
American Honda Finance MTN
1.20%, 7/12/19	$300,000	$294,991
BMW US Capital LLC
2.00%, 4/11/21 (A)	100,000	97,862
Comcast
5.70%, 5/15/18	200,000	210,771
Daimler Finance North America LLC
1.65%, 5/18/18 (A)	500,000	499,108
Ford Motor Credit LLC
2.55%, 10/5/18	825,000	829,795
2.38%, 1/16/18	700,000	703,570
2.02%, 5/3/19	400,000	396,410
Nissan Motor Acceptance MTN
2.25%, 1/13/20 (A)	200,000	199,863
Nissan Motor Acceptance
1.55%, 9/13/19 (A)	365,000	359,133
Time Warner
4.88%, 3/15/20	100,000	107,196
2.10%, 6/1/19	425,000	425,566
Toyota Motor Credit MTN
1.55%, 7/13/18	600,000	600,029
Volkswagen Group of America Finance LLC
1.65%, 5/22/18 (A)	250,000	249,084
1.60%, 11/20/17 (A)	665,000	664,096
		5,637,474
CONSUMER STAPLES — 2.6%
Anheuser-Busch InBev Finance
1.90%, 2/1/19	1,150,000	1,151,573
CVS Health
2.25%, 12/5/18	200,000	201,586
		1,353,159
ENERGY — 6.8%
Canadian Natural Resources
1.75%, 1/15/18	900,000	899,597
Chevron
1.56%, 5/16/19	250,000	249,544
ConocoPhillips
1.50%, 5/15/18	275,000	274,088
Enterprise Products Operating LLC
6.50%, 1/31/19	100,000	108,838
2.55%, 10/15/19	250,000	252,809
1.65%, 5/7/18	300,000	299,472
Petro-Canada
6.05%, 5/15/18	150,000	158,004

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
Shell International Finance
1.38%, 5/10/19	$425,000	$421,881
Statoil
1.20%, 5/15/18	350,000	350,664
Suncor Energy
6.10%, 6/1/18	200,000	211,141
TransCanada PipeLines
3.13%, 1/15/19	275,000	280,534
		3,506,572
FINANCIALS — 25.0%
Bank of America MTN
2.63%, 10/19/20	575,000	575,924
2.60%, 1/15/19	750,000	757,143
Bank of Nova Scotia
2.05%, 6/5/19	500,000	501,063
1.70%, 6/11/18	250,000	250,057
BB&T MTN
2.25%, 2/1/19	645,000	649,623
Berkshire Hathaway Finance
1.30%, 8/15/19	300,000	296,776
Caisse Centrale Desjardins
1.70%, 1/29/18 (A)	200,000	200,158
Citigroup
2.50%, 9/26/18	1,175,000	1,185,319
2.50%, 7/29/19	350,000	352,255
2.40%, 2/18/20	500,000	499,971
2.35%, 8/2/21	100,000	97,933
Commonwealth Bank of Australia NY
2.25%, 3/13/19	155,000	155,831
Goldman Sachs Group
2.63%, 1/31/19	525,000	530,258
HSBC Holdings PLC
3.40%, 3/8/21	200,000	203,796
JPMorgan Chase
2.20%, 10/22/19	1,200,000	1,202,446
1.85%, 3/22/19	550,000	549,055
Metropolitan Life Global Funding I MTN
1.95%, 12/3/18 (A)	150,000	150,381
Metropolitan Life Global Funding I
2.30%, 4/10/19 (A)	310,000	312,230
PNC Bank
1.50%, 2/23/18	1,100,000	1,098,969
Royal Bank of Canada MTN
2.15%, 3/15/19	360,000	361,655
2.15%, 3/6/20	150,000	149,284
2.00%, 12/10/18	400,000	401,750
1.63%, 4/15/19	300,000	297,902
US Bancorp MTN
2.20%, 4/25/19	200,000	201,759

TD ASSET MANAGEMENT USA FUNDS INC.
TD Short-Term Bond Fund • Schedule of Investments
January 31, 2017

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
FINANCIALS (continued)
Wells Fargo MTN
2.60%, 7/22/20	$225,000	$226,343
1.67%, 4/23/18	750,000	752,575
Wells Fargo
2.13%, 4/22/19	875,000	878,954
		12,839,410
HEALTH CARE — 2.6%
Abbott Laboratories
2.35%, 11/22/19	700,000	701,856
Amgen
2.20%, 5/22/19	500,000	503,375
Pfizer
1.20%, 6/1/18	150,000	149,774
		1,355,005
INDUSTRIALS — 1.5%
GE Capital International Funding Unlimited
2.34%, 11/15/20	500,000	501,316
John Deere Capital MTN
1.65%, 10/15/18	167,000	166,989
Lockheed Martin
2.50%, 11/23/20	100,000	100,817
		769,122
REAL ESTATE — 2.3%
Boston Properties
3.70%, 11/15/18	443,000	455,387
Simon Property Group
2.20%, 2/1/19	250,000	251,998
Ventas Realty
2.00%, 2/15/18	495,000	496,213
		1,203,598
TELECOMMUNICATION SERVICES — 6.3%
AT&T
2.45%, 6/30/20	375,000	372,097
2.30%, 3/11/19	750,000	752,479
1.93%, 6/30/20	250,000	253,080
Verizon Communications
3.65%, 9/14/18	775,000	799,871
2.71%, 9/14/18	750,000	766,935
2.63%, 2/21/20	300,000	303,855
		3,248,317
UTILITIES — 1.9%
Duke Energy Carolinas LLC
7.00%, 11/15/18	250,000	272,506
MidAmerican Energy
2.40%, 3/15/19	150,000	151,667

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
PacifiCorp
5.65%, 7/15/18	$220,000	$232,658
5.50%, 1/15/19	280,000	300,659
		957,490
TOTAL CORPORATE OBLIGATIONS		30,870,147
U.S. TREASURY OBLIGATIONS — 26.0%
U.S. Treasury Inflation Indexed Bond
0.13%, 4/15/20	979,099	997,098
U.S. Treasury Note
1.38%, 12/15/19	450,000	449,139
1.25%, 12/15/18	2,240,000	2,242,538
1.13%, 6/15/18 to 1/15/19	1,800,000	1,798,040
1.00%, 5/15/18 to 9/15/18	2,685,000	2,682,720
0.88%, 7/15/18 to 10/15/18	2,950,000	2,939,599
0.75%, 8/15/19	800,000	787,782
U.S. Treasury STRIPS
1.22%, 11/15/18 (B)	750,000	735,116
1.18%, 8/15/18 (B)	750,000	737,414
TOTAL U.S. TREASURY OBLIGATIONS		13,369,446
U.S. GOVERNMENT MORTGAGE BACKED OBLIGATIONS — 7.1%
FANNIE MAE — 3.9%
10.00%, 2/1/25 (C)	1,222	1,235
9.50%, 8/1/22 (C)	596	603
7.50%, 3/1/31 (C)	18,955	19,783
7.00%, 6/1/17 to 7/1/31 (C)	6,635	6,649
6.50%, 3/1/17 to 11/1/37 (C)	409,203	446,633
6.00%, 8/1/17 to 9/1/24 (C)	160,104	169,226
5.50%, 6/1/18 to 6/1/24 (C)	243,652	256,328
5.00%, 3/1/23 (C)	7,463	7,971
4.50%, 5/1/18 to 1/1/19 (C)	57,900	59,443
4.00%, 5/1/23 (C)	73,731	76,413
3.76%, 6/25/21 (C)	190,000	200,581
2.32%, 11/25/18 (C)	536,247	541,377
1.80%, 12/25/19 (C)	200,000	200,531
		1,986,773
FREDDIE MAC — 1.4%
9.00%, 7/1/30 (C)	2,930	3,363
8.00%, 2/1/17 (C)	27	27
7.00%, 3/1/17 to 7/1/17 (C)	1,218	1,221
6.50%, 4/1/17 to 2/1/19 (C)	1,163	1,172
6.00%, 11/1/17 to 8/1/24 (C)	58,309	61,028
5.50%, 12/1/17 to 2/1/37 (C)	368,799	390,522
5.00%, 10/1/23 (C)	17,960	18,383
4.50%, 4/1/21 to 1/1/25 (C)	18,754	19,202
3.00%, 9/1/21 (C)	236,119	242,482
		737,400

TD ASSET MANAGEMENT USA FUNDS INC.
TD Short-Term Bond Fund • Schedule of Investments
January 31, 2017

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
U.S. GOVERNMENT MORTGAGE BACKED OBLIGATIONS (continued)
GINNIE MAE — 1.8%
7.00%, 12/15/23 to 12/15/38	$186,200	$203,661
6.50%, 3/15/23 to 7/15/29	22,309	23,709
6.00%, 5/15/17 to 2/15/32	194,909	203,716
5.50%, 10/15/23	295,648	315,323
4.50%, 11/15/23 to 7/15/24	134,610	139,679
4.00%, 3/15/19	21,378	21,362
		907,450
TOTAL U.S. GOVERNMENT MORTGAGE BACKED OBLIGATIONS		3,631,623
REGIONAL GOVERNMENT OBLIGATIONS — 3.2%
Province of Ontario Canada
2.00%, 1/30/19	1,050,000	1,056,661
1.65%, 9/27/19	200,000	198,991
Province of Quebec Canada
4.63%, 5/14/18	400,000	416,066
TOTAL REGIONAL GOVERNMENT OBLIGATIONS		1,671,718
U.S. GOVERNMENT AGENCY OBLIGATION — 0.5%
FANNIE MAE, DISCOUNT NOTE — 0.5%
1.31%, 10/9/19 (B)(C)	275,000	261,472
TOTAL U.S. GOVERNMENT AGENCY OBLIGATION		261,472
MUNICIPAL OBLIGATION — 0.2%
City & County of Honolulu, Hawaii, GO
4.48%, 9/1/17	110,000	112,268
TOTAL MUNICIPAL OBLIGATION		112,268
REPURCHASE AGREEMENT — 2.3%
Counterparty: Bank of Nova Scotia 0.540% dated 1/31/17, due 2/1/17 in the amount of $1,178,018, fully collateralized by a $1,199,000 U.S. Government obligation, coupon 0.875%, maturity 10/26/17, value $1,202,392	1,178,000	1,178,000
TOTAL REPURCHASE AGREEMENT		1,178,000
TOTAL INVESTMENTS
(Cost $51,052,000) — 99.3%		51,094,674
OTHER ASSETS AND LIABILITIES, NET — 0.7%		362,447
NET ASSETS — 100.0%		$51,457,121

(A)	Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of January 31, 2017, these securities amounted to $2,731,915 or 5.3% of net assets of the Fund.
(B)	The rate shown is the effective yield at time of purchase.
(C)	The Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship with FHFA as the conservator. The conservatorship is a statutory process designed to stabilize a troubled institution with the objective of returning the entities to normal business operations.

GO — General Obligation

LLC — Limited Liability Company

MTN — Medium Term Note

PLC — Public Limited Company

STRIPS — Separately Traded Registered Interest and Principal Securities

As of January 31, 2017, all of the Fund’s investments in securities were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended January 31, 2017, there have been no transfers between Level 1, Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

Please see accompanying notes to financial statements.

TD ASSET MANAGEMENT USA FUNDS INC.
TD Core Bond Fund • Schedule of Investments
January 31, 2017

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
CORPORATE OBLIGATIONS — 44.0%
CONSUMER DISCRETIONARY — 6.1%
21st Century Fox America
3.00%, 9/15/22	$125,000	$125,177
American Honda Finance MTN
1.20%, 7/12/19	200,000	196,661
Comcast
3.15%, 3/1/26	75,000	73,374
Ford Motor Credit LLC
2.55%, 10/5/18	275,000	276,598
2.38%, 1/16/18	425,000	427,168
2.02%, 5/3/19	125,000	123,878
Nissan Motor Acceptance
1.55%, 9/13/19 (A)	145,000	142,669
Nissan Motor Acceptance MTN
2.25%, 1/13/20 (A)	100,000	99,931
Time Warner
4.88%, 3/15/20	75,000	80,397
3.60%, 7/15/25	200,000	196,056
2.10%, 6/1/19	300,000	300,399
Toyota Motor Credit MTN
1.90%, 4/8/21	100,000	98,192
Volkswagen Group of America Finance LLC
1.65%, 5/22/18 (A)	100,000	99,634
1.60%, 11/20/17 (A)	213,000	212,711
		2,452,845
CONSUMER STAPLES — 2.8%
Anheuser-Busch InBev Finance
3.65%, 2/1/26	300,000	300,859
2.65%, 2/1/21	125,000	125,729
Coca-Cola
1.88%, 10/27/20	125,000	124,579
1.55%, 9/1/21	40,000	38,944
CVS Health
2.75%, 12/1/22	264,000	260,816
PepsiCo
3.10%, 7/17/22	300,000	307,550
		1,158,477
ENERGY — 7.2%
Canadian Natural Resources
3.80%, 4/15/24	148,000	148,441
1.75%, 1/15/18	229,000	228,897
ConocoPhillips
3.35%, 11/15/24	155,000	154,965
Enbridge Energy Partners
4.38%, 10/15/20	50,000	52,813
Enterprise Products Operating LLC
6.50%, 1/31/19	50,000	54,419
3.75%, 2/15/25	175,000	177,386
3.35%, 3/15/23	76,000	77,184
2.55%, 10/15/19	88,000	88,989
1.65%, 5/7/18	325,000	324,428

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
Husky Energy
3.95%, 4/15/22	$125,000	$130,676
Kinder Morgan Energy Partners
3.95%, 9/1/22	75,000	77,230
2.65%, 2/1/19	420,000	423,669
Phillips 66
4.30%, 4/1/22	180,000	193,255
Shell International Finance
2.13%, 5/11/20	295,000	295,253
Suncor Energy
6.10%, 6/1/18	100,000	105,571
3.60%, 12/1/24	110,000	112,051
TransCanada PipeLines
3.13%, 1/15/19	250,000	255,031
		2,900,258
FINANCIALS — 16.6%
Bank of America MTN
4.10%, 7/24/23	180,000	187,152
4.00%, 4/1/24	50,000	51,333
3.30%, 1/11/23	125,000	125,225
3.12%, 1/20/23	325,000	324,509
2.63%, 10/19/20	325,000	325,522
Bank of New York Mellon MTN
2.60%, 2/7/22	125,000	124,733
Bank of Nova Scotia
4.50%, 12/16/25	125,000	129,226
Berkshire Hathaway
2.75%, 3/15/23	100,000	99,840
Berkshire Hathaway Finance
1.30%, 8/15/19	120,000	118,710
CDP Financial
4.40%, 11/25/19 (A)	100,000	106,754
Citigroup
3.75%, 6/16/24	142,000	144,372
3.40%, 5/1/26	175,000	168,914
2.40%, 2/18/20	399,000	398,977
2.35%, 8/2/21	250,000	244,833
General Electric Capital
2.10%, 12/11/19	80,000	80,579
Goldman Sachs Group
2.63%, 1/31/19	325,000	328,255
HSBC Holdings PLC
3.40%, 3/8/21	200,000	203,796
JPMorgan Chase
4.95%, 3/25/20	75,000	80,935
3.90%, 7/15/25	60,000	61,659
3.20%, 1/25/23	180,000	181,550
3.20%, 6/15/26	75,000	72,559
2.95%, 10/1/26	75,000	70,924
2.55%, 3/1/21	125,000	124,592
2.40%, 6/7/21	250,000	247,205
2.20%, 10/22/19	300,000	300,611
Metropolitan Life Global Funding I
3.88%, 4/11/22 (A)	200,000	210,901
3.00%, 1/10/23 (A)	100,000	100,330
2.30%, 4/10/19 (A)	236,000	237,698

TD ASSET MANAGEMENT USA FUNDS INC.
TD Core Bond Fund • Schedule of Investments
January 31, 2017

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
FINANCIALS (continued)
PNC Bank
2.25%, 7/2/19	$140,000	$141,093
1.95%, 3/4/19	250,000	250,713
PNC Bank MTN
3.25%, 6/1/25	75,000	74,985
Royal Bank of Canada MTN
4.65%, 1/27/26	200,000	210,487
2.15%, 3/6/20	85,000	84,594
US Bancorp MTN
1.95%, 11/15/18	300,000	301,813
Wells Fargo
3.00%, 4/22/26	125,000	119,055
Wells Fargo MTN
4.10%, 6/3/26	155,000	156,883
3.45%, 2/13/23	515,000	520,026
		6,711,343
HEALTH CARE — 1.1%
Abbott Laboratories
2.90%, 11/30/21	50,000	49,780
2.35%, 11/22/19	250,000	250,663
Amgen
2.60%, 8/19/26	75,000	68,884
1.85%, 8/19/21	70,000	67,404
		436,731
INDUSTRIALS — 3.4%
GE Capital International Funding Unlimited
3.37%, 11/15/25	170,000	173,624
General Dynamics
1.88%, 8/15/23	90,000	85,597
General Electric Capital MTN
2.20%, 1/9/20	250,000	251,885
John Deere Capital MTN
1.65%, 10/15/18	83,000	82,995
Lockheed Martin
3.60%, 3/1/35	75,000	71,448
3.55%, 1/15/26	50,000	50,505
3.35%, 9/15/21	100,000	103,214
2.50%, 11/23/20	100,000	100,817
Raytheon
3.13%, 10/15/20	228,000	236,625
2.50%, 12/15/22	225,000	223,968
		1,380,678
INFORMATION TECHNOLOGY — 0.2%
Apple
3.20%, 5/13/25	75,000	75,219
REAL ESTATE — 1.4%
Boston Properties
2.75%, 10/1/26	100,000	91,112
ERP Operating
3.38%, 6/1/25	150,000	148,749

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
Ventas Realty
3.25%, 8/15/22	$152,000	$153,358
2.00%, 2/15/18	189,000	189,463
		582,682
TELECOMMUNICATION SERVICES — 2.9%
AT&T
5.80%, 2/15/19	165,000	176,700
4.13%, 2/17/26	75,000	75,150
3.60%, 2/17/23	40,000	40,191
2.45%, 6/30/20	250,000	248,065
1.93%, 6/30/20	100,000	101,232
Verizon Communications
5.15%, 9/15/23	172,000	189,940
4.40%, 11/1/34	100,000	95,330
3.65%, 9/14/18	144,000	148,621
3.50%, 11/1/24	50,000	49,668
2.63%, 8/15/26	50,000	45,355
		1,170,252
UTILITIES — 2.3%
Consolidated Edison New York
3.30%, 12/1/24	120,000	121,198
MidAmerican Energy
3.50%, 10/15/24	265,000	274,765
PacifiCorp
5.50%, 1/15/19	188,000	201,871
3.60%, 4/1/24	100,000	103,859
2.95%, 2/1/22	225,000	229,441
		931,134
TOTAL CORPORATE OBLIGATIONS		17,799,619
U.S. GOVERNMENT MORTGAGE BACKED OBLIGATIONS — 22.6%
FANNIE MAE — 17.8%
6.00%, 10/1/38 (B)	40,452	46,539
5.50%, 2/1/38 (B)	32,727	36,439
5.00%, 6/1/40 (B)	175,717	192,174
4.50%, 4/1/41 to 9/1/43 (B)	601,108	648,076
4.00%, 2/1/26 to 11/1/44 (B)	1,065,505	1,123,154
3.76%, 6/25/21 (B)	200,000	211,137
3.76%, 4/25/21 (B)	200,000	210,514
3.50%, 12/1/25 to 2/1/46 (B)	1,715,852	1,769,731
3.09%, 4/25/27 (B)	100,000	100,291
3.00%, 9/1/42 to 10/1/43 (B)	1,743,140	1,734,339
2.94%, 1/25/26 (B)	200,000	200,365
2.92%, 8/25/21 (B)	135,000	138,026
2.72%, 10/25/24 (B)	310,000	308,045
2.61%, 10/25/21 (B)	370,000	374,611
2.50%, 3/1/26 (B)	74,508	75,396
		7,168,837

TD ASSET MANAGEMENT USA FUNDS INC.
TD Core Bond Fund • Schedule of Investments
January 31, 2017

DESCRIPTION	PRINCIPAL AMOUNT/ SHARES	VALUE
U.S. GOVERNMENT MORTGAGE BACKED OBLIGATIONS (continued)
FREDDIE MAC — 1.8%
5.00%, 8/1/35 to 4/1/40 (B)	$448,302	$490,585
4.00%, 6/1/25 (B)	86,148	90,324
3.50%, 1/1/41 (B)	143,980	147,856
		728,765
GINNIE MAE — 3.0%
5.50%, 4/15/35	65,781	74,180
4.50%, 10/15/40	42,738	46,172
4.00%, 10/15/40 to 7/15/45	441,099	467,286
3.50%, 12/15/40 to 8/15/42	606,625	630,163
		1,217,801
TOTAL U.S. GOVERNMENT MORTGAGE BACKED OBLIGATIONS		9,115,403
U.S. TREASURY OBLIGATIONS — 22.0%
U.S. Treasury Bond
5.38%, 2/15/31	150,000	199,846
4.75%, 2/15/37	60,000	78,019
4.50%, 2/15/36 to 5/15/38	460,000	580,964
4.25%, 5/15/39	690,000	837,838
3.13%, 11/15/41	245,000	249,192
2.75%, 11/15/42	1,305,000	1,235,774
2.50%, 2/15/45 to 5/15/46	1,065,000	948,898
U.S. Treasury Inflation Indexed Bond
0.38%, 7/15/25	442,721	445,051
0.13%, 4/15/21	437,886	444,078
U.S. Treasury Note
2.75%, 2/15/24	225,000	232,321
2.00%, 11/15/21 to 11/15/26	470,000	456,155
1.50%, 1/31/22	432,000	423,056
1.25%, 2/29/20	365,000	362,234
0.88%, 7/15/18	880,000	878,110
U.S. Treasury STRIPS
2.03%, 11/15/31 (C)	130,000	84,934
1.99%, 11/15/21 (C)	100,000	90,884
1.48%, 5/15/20 (C)	400,000	379,146
1.14%, 8/15/18 (C)	985,000	968,470
TOTAL U.S. TREASURY OBLIGATIONS		8,894,970
REGISTERED INVESTMENT COMPANIES — 4.4%
iShares 10+ Year Credit Bond Fund ETF	6,500	383,630
iShares MBS ETF	13,267	1,412,140
TOTAL REGISTERED INVESTMENT COMPANIES		1,795,770

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
REGIONAL GOVERNMENT OBLIGATIONS — 2.6%
Province of Ontario Canada
2.00%, 1/30/19	$900,000	$905,710
Province of Quebec Canada
2.75%, 8/25/21	125,000	127,619
TOTAL REGIONAL GOVERNMENT OBLIGATIONS		1,033,329
U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.0%
FANNIE MAE — 1.2%
6.63%, 11/15/30 (B)	360,000	502,465
FANNIE MAE, DISCOUNT NOTE — 0.5%
1.31%, 10/9/19 (B)(C)	225,000	213,932
TENNESSEE VALLEY AUTHORITY — 0.3%
5.88%, 4/1/36	75,000	100,052
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		816,449
REPURCHASE AGREEMENT — 1.8%
Counterparty: Bank of Nova Scotia 0.540% dated 1/31/17, due 2/1/17 in the amount of $723,011, fully collateralized by a $736,000 U.S. Government obligation, coupon 0.875%, maturity 10/26/17, value $738,082	723,000	723,000
TOTAL REPURCHASE AGREEMENT		723,000
TOTAL INVESTMENTS
(Cost $40,919,743) — 99.4%		40,178,540
OTHER ASSETS AND LIABILITIES, NET — 0.6%		260,043
NET ASSETS — 100.0%		$40,438,583
(A)	Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of January 31, 2017, these securities amounted to $1,210,628 or 3.0% of net assets of the Fund.
(B)	The Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship with FHFA as the conservator. The conservatorship is a statutory process designed to stabilize a troubled institution with the objective of returning the entities to normal business operations.
(C)	The rate shown is the effective yield at time of purchase.

ETF — Exchange-Traded Fund

LLC — Limited Liability Company

MBS — Mortgage Backed Security

MTN — Medium Term Note

PLC — Public Limited Company

STRIPS — Separately Traded Registered Interest and Principal Securities

TD ASSET MANAGEMENT USA FUNDS INC.
TD Core Bond Fund • Schedule of Investments
January 31, 2017

The following is a list of the inputs used as of January 31, 2017, in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Corporate Obligations	$—	$17,799,619	$—	$17,799,619
U.S. Government Mortgage Backed Obligations	—	9,115,403	—	9,115,403
U.S. Treasury Obligations	—	8,894,970	—	8,894,970
Registered Investment Companies	1,795,770	—	—	1,795,770
Regional Government Obligations	—	1,033,329	—	1,033,329
U.S. Government Agency Obligations	—	816,449	—	816,449
Repurchase Agreement	—	723,000	—	723,000
Total Investments in Securities	$1,795,770	$38,382,770	$—	$40,178,540

For the year ended January 31, 2017, there have been no transfers between Level 1, Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

Please see accompanying notes to financial statements.

TD ASSET MANAGEMENT USA FUNDS INC.
TD High Yield Bond Fund • Schedule of Investments
January 31, 2017

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
CORPORATE OBLIGATIONS — 94.4%
CONSUMER DISCRETIONARY — 22.4%
Altice Financing
6.63%, 2/15/23 (A)	$40,000	$41,900
American Greetings
7.38%, 12/1/21	58,000	60,175
Best Buy
5.50%, 3/15/21	160,000	173,877
CCO Holdings LLC
5.25%, 9/30/22	30,000	31,057
5.13%, 5/1/23 (A)	46,000	47,725
Charter Communications Operating LLC
4.46%, 7/23/22	55,000	57,504
Dana
5.50%, 12/15/24	10,000	10,400
Dana Financing Luxembourg Sarl
6.50%, 6/1/26 (A)	95,000	100,480
DISH DBS
7.88%, 9/1/19	129,000	142,061
4.63%, 7/15/17	73,000	73,912
GameStop
6.75%, 3/15/21 (A)	88,000	89,540
Goodyear Tire & Rubber
7.00%, 5/15/22	117,000	122,464
Hilton Worldwide Finance
5.63%, 10/15/21	10,000	10,311
L Brands
8.50%, 6/15/19	117,000	131,735
6.63%, 4/1/21	10,000	10,975
Lear
4.75%, 1/15/23	146,000	151,830
Levi Strauss
6.88%, 5/1/22	58,000	60,523
Mattamy Group
6.50%, 11/15/20 (A)	73,000	74,642
PVH
4.50%, 12/15/22	169,000	171,324
Shearers Foods
9.00%, 11/1/19 (A)	55,000	57,706
Sinclair Televison Group
5.38%, 4/1/21	188,000	193,170

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
Sirius XM Radio
5.75%, 8/1/21 (A)	$10,000	$10,412
5.25%, 8/15/22 (A)	29,000	30,160
4.63%, 5/15/23 (A)	73,000	73,593
4.25%, 5/15/20 (A)	43,000	43,645
TEGNA
6.38%, 10/15/23	10,000	10,575
4.88%, 9/15/21 (A)	50,000	51,250
		2,032,946
CONSUMER STAPLES — 2.6%
Constellation Brands
7.25%, 5/15/17	88,000	89,408
3.75%, 5/1/21	109,000	113,153
Smithfield Foods
5.88%, 8/1/21 (A)	36,000	37,581
		240,142
ENERGY — 3.2%
CHC Helicopter
9.25%, 10/15/20 (B)	7,000	4,393
Chesapeake Energy
8.00%, 12/15/22 (A)	68,000	72,590
MEG Energy
6.50%, 3/15/21 (A)	40,000	41,068
Peabody Energy
6.50%, 9/15/20 (B)	55,000	22,412
6.25%, 11/15/21 (B)	53,000	21,598
6.00%, 11/15/18 (B)	131,000	53,382
Precision Drilling
6.50%, 12/15/21	73,000	75,008
		290,451
FINANCIALS — 6.7%
Ally Financial
7.50%, 9/15/20	93,000	105,482
6.25%, 12/1/17	58,000	60,018
3.75%, 11/18/19	70,000	71,138
3.60%, 5/21/18	10,000	10,150
3.25%, 11/5/18	50,000	50,375
CIT Group
6.63%, 4/1/18 (A)	15,000	15,758
5.50%, 2/15/19 (A)	91,000	95,739
3.88%, 2/19/19	108,000	110,295
MSCI
5.25%, 11/15/24 (A)	90,000	93,285
		612,240

TD ASSET MANAGEMENT USA FUNDS INC.
TD High Yield Bond Fund • Schedule of Investments
January 31, 2017

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
HEALTH CARE — 5.4%
CHS
5.13%, 8/15/18	$29,000	$29,091
5.13%, 8/1/21	30,000	28,275
HCA
6.50%, 2/15/20	209,000	228,332
5.88%, 3/15/22	20,000	21,725
5.25%, 6/15/26	50,000	52,125
Hologic
5.25%, 7/15/22 (A)	50,000	52,125
Kinetic Concepts
7.88%, 2/15/21 (A)	20,000	21,600
Valeant Pharmaceuticals International
6.75%, 8/15/18 (A)	60,000	59,175
		492,448
INDUSTRIALS — 13.8%
AECOM
5.75%, 10/15/22	114,000	120,127
Bombardier
8.75%, 12/1/21 (A)	75,000	81,094
Hertz
6.75%, 4/15/19	19,000	18,905
6.25%, 10/15/22	10,000	9,075
5.88%, 10/15/20	130,000	122,850
5.50%, 10/15/24 (A)	40,000	33,600
International Lease Finance
8.75%, 3/15/17	146,000	147,178
6.25%, 5/15/19	55,000	59,328
3.88%, 4/15/18	30,000	30,450
Navistar International
8.25%, 11/1/21	78,000	78,780
Nielsen Finance
4.50%, 10/1/20	73,000	74,642
Nielsen Finance LLC
5.00%, 4/15/22 (A)	131,000	133,784
Nielsen Luxembourg
5.50%, 10/1/21 (A)	22,000	22,825
5.00%, 2/1/25 (A)	10,000	9,937
RR Donnelley & Sons
7.88%, 3/15/21	123,000	131,918
7.00%, 2/15/22	19,000	19,000
6.50%, 11/15/23	36,000	35,196
Terex
6.50%, 4/1/20	58,000	59,369

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
WESCO Distribution
5.38%, 6/15/24 (A)	$70,000	$71,313
		1,259,371
INFORMATION TECHNOLOGY — 11.6%
Diamond 1 Finance
6.02%, 6/15/26 (A)	50,000	53,984
5.88%, 6/15/21 (A)	30,000	31,646
5.45%, 6/15/23 (A)	40,000	42,967
EMC
1.88%, 6/1/18	75,000	74,617
First Data
5.38%, 8/15/23 (A)	65,000	66,950
Jabil Circuit
5.63%, 12/15/20	117,000	126,052
Match Group
6.75%, 12/15/22	146,000	153,665
Micron Technology
5.88%, 2/15/22	10,000	10,394
5.25%, 8/1/23 (A)	206,000	206,515
5.25%, 1/15/24 (A)	10,000	10,040
Seagate HDD Cayman
4.75%, 6/1/23	170,000	170,442
Western Digital
10.50%, 4/1/24 (A)	75,000	88,312
7.38%, 4/1/23 (A)	20,000	22,000
		1,057,584
MATERIALS — 9.1%
AK Steel
7.63%, 5/15/20	88,000	89,760
American Builders & Contractors Supply
5.75%, 12/15/23 (A)	20,000	20,750
Ashland LLC
4.75%, 8/15/22	51,000	52,147
Ball
4.00%, 11/15/23	109,000	108,182
Celanese US Holdings LLC
4.63%, 11/15/22	55,000	58,244
Cemex
6.50%, 12/10/19	15,000	15,863
First Quantum Minerals
7.00%, 2/15/21 (A)	30,000	30,750
6.75%, 2/15/20 (A)	50,000	51,281
Lundin Mining
7.50%, 11/1/20 (A)	73,000	77,411

TD ASSET MANAGEMENT USA FUNDS INC.
TD High Yield Bond Fund • Schedule of Investments
January 31, 2017

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
MATERIALS (continued)
NOVA Chemicals
5.25%, 8/1/23 (A)	$25,000	$25,875
Resolute Forest Products
5.88%, 5/15/23	130,000	113,425
Steel Dynamics
5.00%, 12/15/26 (A)	28,000	28,490
Teck Resources
4.75%, 1/15/22	45,000	46,125
Tembec Industries
9.00%, 12/15/19 (A)	30,000	30,375
United States Steel
7.38%, 4/1/20	71,000	76,059
		824,737
REAL ESTATE — 2.8%
CBRE Services
5.00%, 3/15/23	159,000	164,116
Iron Mountain
6.00%, 8/15/23	73,000	77,380
Lamar Media
5.00%, 5/1/23	10,000	10,275
		251,771
TELECOMMUNICATION SERVICES — 13.9%
CenturyLink
6.45%, 6/15/21	156,000	165,750
Frontier Communications
11.00%, 9/15/25	120,000	121,350
8.50%, 4/15/20	18,000	19,181
6.25%, 9/15/21	20,000	18,700
Inmarsat Finance PLC
4.88%, 5/15/22 (A)	50,000	49,000
Intelsat Jackson Holdings
7.25%, 10/15/20	58,000	45,530
LSC Communications
8.75%, 10/15/23 (A)	100,000	104,750
Sable International Finance
6.88%, 8/1/22 (A)	200,000	209,876
SBA Communications
4.88%, 7/15/22	128,000	129,760
Sprint
7.88%, 9/15/23	36,000	39,330

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
Sprint Capital
6.90%, 5/1/19	$136,000	$145,180
T-Mobile USA
6.73%, 4/28/22	36,000	37,440
6.63%, 11/15/20	88,000	90,200
6.50%, 1/15/24	10,000	10,776
6.25%, 4/1/21	73,000	75,642
		1,262,465
UTILITIES — 2.9%
Calpine
7.88%, 1/15/23 (A)	46,000	47,955
6.00%, 1/15/22 (A)	20,000	20,925
5.50%, 2/1/24	50,000	48,750
NRG Energy
7.63%, 1/15/18	18,000	18,833
6.25%, 7/15/22	95,000	97,850
6.25%, 5/1/24	30,000	30,525
		264,838
TOTAL CORPORATE OBLIGATIONS		8,588,993
TOTAL INVESTMENTS
(Cost $8,540,231) — 94.4%		8,588,993
OTHER ASSETS AND LIABILITIES, NET — 5.6%		508,909
NET ASSETS — 100.0%		$9,097,902
(A)	Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of January 31, 2017, these securities amounted to $2,682,378 or 29.5% of net assets of the Fund.
(B)	Security is in default on interest payments.

LLC — Limited Liability Company

PLC — Public Limited Company

As of January 31, 2017, all of the Fund’s investments in securities were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended January 31, 2017, there have been no transfers between Level 1, Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

Please see accompanying notes to financial statements.

TD ASSET MANAGEMENT USA FUNDS INC.
TD 1- to 5-Year Corporate Bond Portfolio • Schedule of Investments
January 31, 2017

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
CORPORATE OBLIGATIONS† — 81.0%
CONSUMER DISCRETIONARY — 11.1%
21st Century Fox America
4.50%, 2/15/21	$400,000	$427,538
American Honda Finance MTN
1.20%, 7/12/19	300,000	294,991
BMW US Capital LLC
2.00%, 4/11/21 (A)	425,000	415,913
Daimler Finance North America LLC
1.65%, 5/18/18 (A)	730,000	728,698
Ford Motor Credit LLC
2.38%, 1/16/18	869,000	873,432
2.02%, 5/3/19	650,000	644,167
NBCUniversal Enterprise
1.97%, 4/15/19 (A)	525,000	525,987
Nissan Motor Acceptance MTN
2.25%, 1/13/20 (A)	400,000	399,725
Nissan Motor Acceptance
1.55%, 9/13/19 (A)	360,000	354,213
Time Warner
4.88%, 3/15/20	225,000	241,191
2.10%, 6/1/19	1,105,000	1,106,471
Toyota Motor Credit MTN
1.55%, 7/13/18	500,000	500,024
Volkswagen Group of America Finance LLC
1.65%, 5/22/18 (A)	150,000	149,451
1.60%, 11/20/17 (A)	265,000	264,640
		6,926,441
CONSUMER STAPLES — 4.9%
Anheuser-Busch InBev Finance
2.65%, 2/1/21	900,000	905,246
1.90%, 2/1/19	740,000	741,012
Coca-Cola
1.88%, 10/27/20	250,000	249,159
1.55%, 9/1/21	200,000	194,722
CVS Health
2.25%, 12/5/18	1,000,000	1,007,928
		3,098,067
ENERGY — 14.3%
Canadian Natural Resources
1.75%, 1/15/18	672,000	671,699
Chevron
1.56%, 5/16/19	700,000	698,724
ConocoPhillips
4.20%, 3/15/21	900,000	952,908
1.50%, 5/15/18	450,000	448,507
Enbridge Energy Partners
4.38%, 10/15/20	75,000	79,219

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
Enterprise Products Operating LLC
6.50%, 1/31/19	$210,000	$228,560
2.85%, 4/15/21	100,000	100,807
2.55%, 10/15/19	515,000	520,787
1.65%, 5/7/18	525,000	524,076
Exxon Mobil
2.22%, 3/1/21	200,000	200,224
Kinder Morgan Energy Partners
5.95%, 2/15/18	108,000	112,489
2.65%, 2/1/19	323,000	325,822
Occidental Petroleum
4.10%, 2/1/21	780,000	828,422
Petro-Canada
6.05%, 5/15/18	155,000	163,270
Shell International Finance
2.13%, 5/11/20	970,000	970,833
1.90%, 8/10/18	500,000	502,847
Statoil
1.95%, 11/8/18	396,000	397,811
1.20%, 5/15/18	200,000	200,380
Suncor Energy
6.10%, 6/1/18	300,000	316,712
TransCanada PipeLines
3.13%, 1/15/19	700,000	714,086
		8,958,183
FINANCIALS — 27.6%
Bank of America MTN
3.12%, 1/20/23	700,000	698,943
2.63%, 10/19/20	830,000	831,334
2.60%, 1/15/19	330,000	333,143
2.25%, 4/21/20	775,000	769,759
Bank of New York Mellon MTN
2.60%, 2/7/22	225,000	224,519
Bank of Nova Scotia
2.80%, 7/21/21	530,000	535,194
BB&T MTN
2.63%, 6/29/20	200,000	202,216
2.25%, 2/1/19	242,000	243,734
Berkshire Hathaway
2.10%, 8/14/19	673,000	679,507
Berkshire Hathaway Finance
1.30%, 8/15/19	300,000	296,776
CDP Financial
4.40%, 11/25/19 (A)	240,000	256,208
Citigroup
2.90%, 12/8/21	275,000	274,106
2.70%, 3/30/21	550,000	546,831
2.65%, 10/26/20	225,000	225,564
2.40%, 2/18/20	1,185,000	1,184,931
2.35%, 8/2/21	200,000	195,866

TD ASSET MANAGEMENT USA FUNDS INC.
TD 1- to 5-Year Corporate Bond Portfolio • Schedule of Investments
January 31, 2017

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
FINANCIALS (continued)
General Electric Capital
2.10%, 12/11/19	$560,000	$564,055
Goldman Sachs Group
2.63%, 1/31/19	725,000	732,262
HSBC Holdings PLC
3.40%, 3/8/21	400,000	407,591
JPMorgan Chase
2.55%, 3/1/21	300,000	299,020
2.40%, 6/7/21	925,000	914,658
2.20%, 10/22/19	1,315,000	1,317,680
Metropolitan Life Global Funding I
2.30%, 4/10/19 (A)	254,000	255,828
2.00%, 4/14/20 (A)	400,000	397,658
PNC Bank
2.25%, 7/2/19	994,000	1,001,759
PNC Bank MTN
2.15%, 4/29/21	250,000	246,809
Royal Bank of Canada MTN
2.75%, 2/1/22	300,000	301,383
2.15%, 3/15/19	548,000	550,519
2.15%, 3/6/20	485,000	482,686
Wells Fargo
2.50%, 3/4/21	700,000	692,981
2.13%, 4/22/19	826,000	829,733
Wells Fargo MTN
2.60%, 7/22/20	800,000	804,777
		17,298,030
HEALTH CARE — 4.9%
Abbott Laboratories
2.90%, 11/30/21	550,000	547,584
2.35%, 11/22/19	800,000	802,122
Amgen
2.20%, 5/22/19	925,000	931,245
1.85%, 8/19/21	380,000	365,907
Pfizer
1.20%, 6/1/18	400,000	399,396
		3,046,254
INDUSTRIALS — 5.2%
Burlington Northern Santa Fe
4.70%, 10/1/19	50,000	53,635
Caterpillar Financial Services MTN
1.70%, 6/16/18	400,000	400,273
GE Capital International Funding Unlimited
2.34%, 11/15/20	665,000	666,750
General Electric Capital MTN
2.20%, 1/9/20	200,000	201,508
John Deere Capital
2.55%, 1/8/21	200,000	201,861

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
John Deere Capital MTN
2.25%, 4/17/19	$240,000	$242,426
1.65%, 10/15/18	550,000	549,964
Lockheed Martin
3.35%, 9/15/21	100,000	103,214
2.50%, 11/23/20	250,000	252,043
Raytheon
3.13%, 10/15/20	545,000	565,618
		3,237,292
INFORMATION TECHNOLOGY — 0.7%
Apple
2.25%, 2/23/21	450,000	450,076
MATERIALS — 0.5%
BHP Billiton Finance USA
3.25%, 11/21/21	300,000	310,081
REAL ESTATE — 3.1%
AvalonBay Communities MTN
3.63%, 10/1/20	475,000	493,967
Boston Properties
3.70%, 11/15/18	600,000	616,777
Simon Property Group
2.20%, 2/1/19	416,000	419,325
Ventas Realty
2.00%, 2/15/18	274,000	274,671
Welltower
4.95%, 1/15/21	145,000	156,231
		1,960,971
TELECOMMUNICATION SERVICES — 6.2%
AT&T
2.80%, 2/17/21	550,000	547,736
2.45%, 6/30/20	950,000	942,646
1.93%, 6/30/20	300,000	303,696
Verizon Communications
3.65%, 9/14/18	1,123,000	1,159,039
2.71%, 9/14/18	175,000	178,952
2.63%, 2/21/20	550,000	557,066
1.75%, 8/15/21	200,000	190,935
		3,880,070
UTILITIES — 2.5%
Duke Energy Carolinas LLC
7.00%, 11/15/18	500,000	545,012
MidAmerican Energy
2.40%, 3/15/19	125,000	126,389
PacifiCorp
5.65%, 7/15/18	275,000	290,823
5.50%, 1/15/19	475,000	510,046
2.95%, 2/1/22	100,000	101,974
		1,574,244
TOTAL CORPORATE OBLIGATIONS		50,739,709

TD ASSET MANAGEMENT USA FUNDS INC.
TD 1- to 5-Year Corporate Bond Portfolio • Schedule of Investments
January 31, 2017

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
U.S. TREASURY OBLIGATIONS — 6.5%
U.S. Treasury Note
2.00%, 11/15/21	$1,105,000	$1,109,187
1.50%, 1/31/22	325,000	318,271
1.25%, 12/15/18 to 3/31/21	1,650,000	1,627,854
0.88%, 7/15/18	1,025,000	1,022,798
TOTAL U.S. TREASURY OBLIGATIONS		4,078,110
REGIONAL GOVERNMENT OBLIGATIONS — 5.1%
Province of Ontario Canada
1.65%, 9/27/19	1,041,000	1,035,749
Province of Quebec Canada
3.50%, 7/29/20	1,653,000	1,741,277
2.75%, 8/25/21	400,000	408,381
TOTAL REGIONAL GOVERNMENT OBLIGATIONS		3,185,407
U.S. GOVERNMENT MORTGAGE BACKED OBLIGATIONS — 3.9%
FANNIE MAE — 3.9%
3.76%, 4/25/21 (B)	300,000	315,771
3.76%, 6/25/21 (B)	500,000	527,844
3.50%, 12/1/25 (B)	676,752	706,168
2.61%, 10/25/21 (B)	350,000	354,362
2.32%, 11/25/18 (B)	536,247	541,377
TOTAL U.S. GOVERNMENT MORTGAGE BACKED OBLIGATIONS		2,445,522
U.S. GOVERNMENT AGENCY OBLIGATION — 1.0%
FANNIE MAE, DISCOUNT NOTE — 1.0%
1.59%, 10/9/19 (B)(C)	675,000	641,795
TOTAL U.S. GOVERNMENT AGENCY OBLIGATION		641,795

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
REPURCHASE AGREEMENT — 2.5%
Counterparty: Bank of Nova Scotia 0.540% dated 1/31/17, due 2/1/17 in the amount of $1,568,024, fully collateralized by a $1,595,000 U.S. Government obligation, coupon 0.875%, maturity 10/26/17, value $1,599,512	$1,568,000	$1,568,000
TOTAL REPURCHASE AGREEMENT		1,568,000
TOTAL INVESTMENTS (Cost $62,897,807) — 100.0%		$62,658,543
OTHER ASSETS AND LIABILITIES, NET — 0.0%		3,548
NET ASSETS — 100.0%		$62,662,091
†	More narrow industries are utilized for compliance purposes.
(A)	Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of January 31, 2017, these securities amounted to $3,748,322 or 6.0% of net assets of the Fund.
(B)	The Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship with FHFA as the conservator. The conservatorship is a statutory process designed to stabilize a troubled institution with the objective of returning the entities to normal business operations.
(C)	The rate shown is the effective yield at time of purchase.

LLC — Limited Liability Company

MTN — Medium Term Note

PLC — Public Limited Company

As of January 31, 2017, all of the Fund’s investments in securities were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended January 31, 2017, there have been no transfers between Level 1, Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

Please see accompanying notes to financial statements.

TD ASSET MANAGEMENT USA FUNDS INC.
TD 5- to 10-Year Corporate Bond Portfolio • Schedule of Investments
January 31, 2017

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
CORPORATE OBLIGATIONS† — 84.0%
CONSUMER DISCRETIONARY — 4.0%
21st Century Fox America
3.00%, 9/15/22	$185,000	$185,262
Comcast
3.15%, 3/1/26	150,000	146,747
Ford Motor Credit LLC
4.38%, 8/6/23	125,000	129,557
3.20%, 1/15/21	180,000	181,201
3.10%, 5/4/23	555,000	537,516
Time Warner
3.60%, 7/15/25	50,000	49,014
3.40%, 6/15/22	435,000	438,513
		1,667,810
CONSUMER STAPLES — 9.2%
Anheuser-Busch InBev Finance
3.65%, 2/1/26	800,000	802,292
3.30%, 2/1/23	315,000	320,210
Anheuser-Busch InBev Worldwide
3.75%, 1/15/22	377,000	394,705
Coca-Cola
2.50%, 4/1/23	550,000	545,025
CVS Health
3.38%, 8/12/24	900,000	902,389
2.75%, 12/1/22	551,000	544,354
PepsiCo
3.10%, 7/17/22	300,000	307,550
		3,816,525
ENERGY — 14.9%
Canadian Natural Resources
3.90%, 2/1/25	298,000	300,006
3.80%, 4/15/24	143,000	143,426
3.45%, 11/15/21	242,000	246,724
Chevron
2.36%, 12/5/22	553,000	543,643
ConocoPhillips
4.95%, 3/15/26	50,000	54,923
3.35%, 11/15/24	155,000	154,965
Enbridge Energy Partners
5.88%, 10/15/25	100,000	111,409
Enterprise Products Operating LLC
3.75%, 2/15/25	395,000	400,385
3.35%, 3/15/23	402,000	408,265
Exxon Mobil
3.18%, 3/15/24	535,000	544,108
Husky Energy
3.95%, 4/15/22	150,000	156,812
Kinder Morgan Energy Partners
3.95%, 9/1/22	300,000	308,920

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
Occidental Petroleum
3.50%, 6/15/25	$210,000	$213,050
3.13%, 2/15/22	395,000	404,646
Phillips 66
4.30%, 4/1/22	580,000	622,710
Statoil
3.70%, 3/1/24	200,000	209,331
2.45%, 1/17/23	624,000	610,991
Suncor Energy
3.60%, 12/1/24	270,000	275,035
TransCanada PipeLines
2.50%, 8/1/22	490,000	481,791
		6,191,140
FINANCIALS — 25.7%
Bank of America MTN
4.10%, 7/24/23	813,000	845,304
4.00%, 4/1/24	300,000	308,000
3.50%, 4/19/26	650,000	638,899
Bank of Nova Scotia
4.50%, 12/16/25	220,000	227,437
Berkshire Hathaway
2.75%, 3/15/23	275,000	274,561
Branch Banking & Trust
3.63%, 9/16/25	850,000	859,871
Citigroup
3.75%, 6/16/24	852,000	866,229
3.40%, 5/1/26	410,000	395,742
3.30%, 4/27/25	545,000	532,330
JPMorgan Chase
3.90%, 7/15/25	570,000	585,758
3.30%, 4/1/26	675,000	660,093
3.25%, 9/23/22	145,000	146,854
3.20%, 6/15/26	125,000	120,931
3.13%, 1/23/25	300,000	293,754
2.95%, 10/1/26	75,000	70,924
Metropolitan Life Global Funding I
3.88%, 4/11/22 (A)	150,000	158,176
3.00%, 1/10/23 (A)	382,000	383,261
PNC Bank MTN
3.25%, 6/1/25	570,000	569,886
Royal Bank of Canada MTN
4.65%, 1/27/26	470,000	494,645
US Bancorp MTN
3.10%, 4/27/26	100,000	97,489
US Bank
2.80%, 1/27/25	320,000	312,645
Wells Fargo
3.00%, 4/22/26	625,000	595,274
Wells Fargo MTN
3.45%, 2/13/23	1,010,000	1,019,858
3.00%, 2/19/25	200,000	192,007
		10,649,928

TD ASSET MANAGEMENT USA FUNDS INC.
TD 5- to 10-Year Corporate Bond Portfolio • Schedule of Investments
January 31, 2017

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
HEALTH CARE — 1.5%
Abbott Laboratories
3.40%, 11/30/23	$200,000	$199,565
Amgen
2.60%, 8/19/26	225,000	206,651
Johnson & Johnson
2.45%, 3/1/26	225,000	214,987
		621,203
INDUSTRIALS — 8.7%
Burlington Northern Santa Fe LLC
3.05%, 9/1/22	130,000	132,949
3.00%, 3/15/23	164,000	166,072
CSX
3.35%, 11/1/25	150,000	148,913
GE Capital International Funding Unlimited
3.37%, 11/15/25	645,000	658,751
General Dynamics
1.88%, 8/15/23	95,000	90,352
General Electric Capital MTN
3.15%, 9/7/22	268,000	274,573
3.10%, 1/9/23	381,000	390,155
Lockheed Martin
3.55%, 1/15/26	570,000	575,755
Norfolk Southern
3.85%, 1/15/24	241,000	251,111
2.90%, 6/15/26	245,000	235,855
Raytheon
3.15%, 12/15/24	225,000	228,168
2.50%, 12/15/22	389,000	387,216
Union Pacific
3.25%, 8/15/25	50,000	50,663
		3,590,533
INFORMATION TECHNOLOGY — 2.8%
Apple
3.20%, 5/13/25	665,000	666,940
2.45%, 8/4/26	225,000	209,347
Microsoft
2.00%, 8/8/23	300,000	285,747
		1,162,034
MATERIALS — 0.6%
BHP Billiton Finance USA
3.85%, 9/30/23	220,000	233,262
REAL ESTATE — 4.7%
AvalonBay Communities MTN
2.95%, 9/15/22	311,000	310,482
2.85%, 3/15/23	325,000	319,198
Boston Properties
3.65%, 2/1/26	275,000	272,438

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
ERP Operating
3.38%, 6/1/25	$545,000	$540,455
Ventas Realty
3.25%, 8/15/22	509,000	513,546
		1,956,119
TELECOMMUNICATION SERVICES — 7.2%
AT&T
4.13%, 2/17/26	200,000	200,400
3.90%, 3/11/24	503,000	506,162
3.40%, 5/15/25	390,000	373,069
3.00%, 2/15/22	473,000	468,463
Verizon Communications
5.15%, 9/15/23	802,000	885,650
3.50%, 11/1/24	200,000	198,672
2.63%, 8/15/26	390,000	353,767
		2,986,183
UTILITIES — 4.7%
Consolidated Edison New York
3.30%, 12/1/24	294,000	296,935
Duke Energy Carolinas LLC
3.90%, 6/15/21	146,000	154,680
MidAmerican Energy
3.50%, 10/15/24	480,000	497,688
PacifiCorp
3.60%, 4/1/24	385,000	399,855
2.95%, 2/1/22	370,000	377,303
Virginia Electric & Power
3.15%, 1/15/26	225,000	223,223
		1,949,684
TOTAL CORPORATE OBLIGATIONS		34,824,421
U.S. TREASURY OBLIGATIONS — 5.1%
U.S. Treasury Note
2.75%, 2/15/24	425,000	438,829
2.00%, 11/15/26	985,000	946,563
1.75%, 3/31/22	400,000	395,703
1.63%, 10/31/23	175,000	168,506
1.50%, 8/15/26	190,000	174,681
TOTAL U.S. TREASURY OBLIGATIONS		2,124,282
REGIONAL GOVERNMENT OBLIGATIONS — 4.8%
Province of Ontario Canada
3.20%, 5/16/24	485,000	496,847
2.50%, 4/27/26	575,000	550,889
2.45%, 6/29/22	165,000	164,705
Province of Quebec Canada
2.88%, 10/16/24	430,000	432,582
2.50%, 4/20/26	365,000	350,933
TOTAL REGIONAL GOVERNMENT OBLIGATIONS		1,995,956

TD ASSET MANAGEMENT USA FUNDS INC.
TD 5- to 10-Year Corporate Bond Portfolio • Schedule of Investments
January 31, 2017

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
U.S. GOVERNMENT MORTGAGE BACKED OBLIGATIONS — 3.1%
FANNIE MAE — 3.1%
3.09%, 4/25/27 (B)	$325,000	$325,947
2.72%, 2/25/22 (B)	200,000	201,615
2.72%, 10/25/24 (B)	200,000	198,739
2.54%, 4/25/23 (B)	300,000	298,236
2.39%, 1/25/23 (B)	250,000	247,175
TOTAL U.S. GOVERNMENT MORTGAGE BACKED OBLIGATIONS		1,271,712
REPURCHASE AGREEMENT — 2.1%
Counterparty: Bank of Nova Scotia 0.540% dated 1/31/17, due 2/1/17 in the amount of $871,013, fully collateralized by a $886,000 U.S. Government obligation, coupon 0.875%, maturity 10/26/17, value $888,507	871,000	871,000
TOTAL REPURCHASE AGREEMENT		871,000
TOTAL INVESTMENTS (Cost $41,767,356) — 99.1%		41,087,371
OTHER ASSETS AND LIABILITIES, NET — 0.9%		376,283
NET ASSETS — 100.0%		$41,463,654

†	More narrow industries are utilized for compliance purposes.
(A)	Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of January 31, 2017, these securities amounted to $541,437 or 1.3% of net assets of the Fund.
(B)	The Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship with FHFA as the conservator. The conservatorship is a statutory process designed to stabilize a troubled institution with the objective of returning the entities to normal business operations.

LLC — Limited Liability Company

MTN — Medium Term Note

As of January 31, 2017, all of the Fund’s investments in securities were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended January 31, 2017, there have been no transfers between Level 1, Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

Please see accompanying notes to financial statements.

TD ASSET MANAGEMENT USA FUNDS INC.
Epoch U.S. Equity Shareholder Yield Fund • Schedule of Investments
January 31, 2017

DESCRIPTION	SHARES	VALUE
COMMON STOCK — 97.2%
CONSUMER DISCRETIONARY — 4.9%
Brinker International	685	$30,482
Daimler ADR*	515	38,805
Genuine Parts	532	51,503
Home Depot	296	40,724
McDonald’s	316	38,732
Regal Entertainment Group, Cl A	1,724	39,066
Time Warner	319	30,895
		270,207
CONSUMER STAPLES — 16.6%
Altria Group	1,401	99,723
Campbell Soup	1,048	65,217
Coca-Cola	1,274	52,960
Coca-Cola European Partners	955	32,976
Colgate-Palmolive	417	26,930
CVS Health	362	28,529
Kimberly-Clark	807	97,752
Kraft Heinz	995	88,844
Molson Coors Brewing, Cl B	514	49,611
PepsiCo	406	42,135
Philip Morris International	1,074	103,244
Procter & Gamble	885	77,526
Reynolds American	1,846	111,000
Wal-Mart Stores	549	36,640
		913,087
ENERGY — 5.4%
Enterprise Products Partners (A)	2,510	71,108
Exxon Mobil	682	57,213
Occidental Petroleum	1,123	76,106
Royal Dutch Shell ADR, Cl A	949	51,616
Spectra Energy	976	40,650
		296,693
FINANCIALS — 9.8%
Allianz ADR	2,424	41,123
Arthur J Gallagher	1,433	77,138
BlackRock, Cl A	139	51,983
CME Group, Cl A	833	100,860
Commonwealth Bank of Australia ADR	427	26,513
M&T Bank	313	50,884
Marsh & McLennan	801	54,484
People’s United Financial	2,165	40,594
US Bancorp	966	50,860
Wells Fargo	778	43,825
		538,264

DESCRIPTION	SHARES	VALUE
HEALTH CARE — 6.8%
AbbVie	1,599	$97,715
Johnson & Johnson	671	75,991
Medtronic	491	37,326
Merck	891	55,233
Pfizer	1,094	34,712
UnitedHealth Group	461	74,728
		375,705
INDUSTRIALS — 15.1%
3M	487	85,137
Boeing	249	40,692
Deluxe	1,013	73,797
Eaton	833	58,960
Emerson Electric	995	58,367
General Dynamics	264	47,805
Honeywell International	345	40,820
Lockheed Martin	368	92,489
Raytheon	566	81,595
Republic Services, Cl A	1,114	63,921
United Parcel Service, Cl B	514	56,093
United Technologies	409	44,855
Waste Management	1,239	86,111
		830,642
INFORMATION TECHNOLOGY — 12.3%
Analog Devices	630	47,212
Apple	500	60,675
Automatic Data Processing	758	76,551
Cisco Systems	2,130	65,434
Intel	932	34,316
Microchip Technology	1,001	67,417
Microsoft	1,126	72,796
Oracle	972	38,987
Paychex	906	54,623
QUALCOMM	1,424	76,084
Texas Instruments	1,059	79,997
		674,092
MATERIALS — 2.8%
Agrium	339	34,886
Bemis	975	47,502
Dow Chemical	1,146	68,336
		150,724
REAL ESTATE — 2.9%
Iron Mountain‡	1,715	61,397
Welltower‡	1,482	98,257
		159,654
TELECOMMUNICATION SERVICES — 5.9%
AT&T	2,615	110,248
CenturyLink	1,288	33,308
Verizon Communications	1,947	95,422
Vodafone Group ADR	3,424	85,258
		324,236

TD ASSET MANAGEMENT USA FUNDS INC.
Epoch U.S. Equity Shareholder Yield Fund • Schedule of Investments
January 31, 2017

DESCRIPTION	SHARES	VALUE
UTILITIES — 14.7%
Ameren	1,715	$90,295
CMS Energy	1,538	65,519
Dominion Resources	920	70,178
Duke Energy	1,280	100,531
Entergy	1,036	74,219
Eversource Energy	1,230	68,044
NiSource	1,634	36,553
PPL	2,359	82,187
SCANA	561	38,541
Southern	766	37,863
Vectren	888	48,742
WEC Energy Group	1,605	94,775
		807,447
TOTAL COMMON STOCK		5,340,751
TOTAL INVESTMENTS (Cost $4,755,308) — 97.2%		5,340,751
OTHER ASSETS AND LIABILITIES, NET — 2.8%		152,109
NET ASSETS — 100.0%		$5,492,860

*	Non-income producing security.
(A)	Security considered Master Limited Partnership. At January 31, 2017, this security amounted to $71,108 or 1.3% of net assets.
‡	Real Estate Investment Trust.

ADR — American Depositary Receipt

Cl — Class

As of January 31, 2017, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the period ended January 31, 2017, there have been no transfers between Level 1, Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

Please see accompanying notes to financial statements.

TD ASSET MANAGEMENT USA FUNDS INC.
Epoch Global Equity Shareholder Yield Fund • Schedule of Investments
January 31, 2017

DESCRIPTION	SHARES	VALUE
U.S. COMMON STOCK — 52.0%
CONSUMER DISCRETIONARY — 2.2%
McDonald’s	1,190	$145,858
Regal Entertainment Group, Cl A	4,119	93,337
		239,195
CONSUMER STAPLES — 8.7%
Altria Group	2,752	195,887
Coca-Cola	1,543	64,142
Kimberly-Clark	927	112,287
PepsiCo	693	71,920
Philip Morris International	2,061	198,124
Procter & Gamble	1,045	91,542
Reynolds American	3,575	214,965
		948,867
ENERGY — 5.1%
Enterprise Products Partners (A)	4,226	119,723
Exxon Mobil	1,650	138,418
Occidental Petroleum	2,096	142,046
Royal Dutch Shell ADR, Cl A	2,965	161,266
		561,453
FINANCIALS — 3.9%
Arthur J Gallagher	1,295	69,710
BlackRock, Cl A	205	76,666
CME Group, Cl A	932	112,847
People’s United Financial	4,348	81,525
Wells Fargo	1,536	86,523
		427,271
HEALTH CARE — 3.2%
AbbVie	1,955	119,470
Johnson & Johnson	670	75,877
Merck	1,494	92,613
Pfizer	2,075	65,840
		353,800
INDUSTRIALS — 4.3%
Eaton	1,355	95,907
Emerson Electric	1,535	90,043
Lockheed Martin	396	99,527
United Parcel Service, Cl B	835	91,124
Waste Management	1,354	94,103
		470,704
INFORMATION TECHNOLOGY — 6.1%
Automatic Data Processing	818	82,610
Cisco Systems	3,925	120,576
Microchip Technology	1,311	88,296
Microsoft	1,363	88,118
QUALCOMM	2,934	156,764
Texas Instruments	1,680	126,907
		663,271

DESCRIPTION	SHARES	VALUE
MATERIALS — 2.0%
Agrium	730	$75,124
Dow Chemical	2,502	149,194
		224,318
REAL ESTATE — 2.9%
Iron Mountain‡	3,494	125,085
Welltower‡	2,983	197,773
		322,858
TELECOMMUNICATION SERVICES — 4.3%
AT&T	5,097	214,889
CenturyLink	2,694	69,667
Verizon Communications	3,711	181,876
		466,432
UTILITIES — 9.3%
Ameren	2,792	146,999
Dominion Resources	1,135	86,578
Duke Energy	2,426	190,538
Entergy	2,110	151,160
PPL	5,613	195,557
Southern	1,868	92,335
WEC Energy Group	2,742	161,915
		1,025,082
TOTAL U.S. COMMON STOCK		5,703,251
FOREIGN COMMON STOCK — 48.5%
AUSTRALIA — 3.5%
Commonwealth Bank of Australia	1,313	81,315
Sonic Healthcare Limited	4,185	66,081
Telstra	33,339	126,421
Westpac Banking	4,474	107,594
		381,411
CANADA — 4.6%
BCE	4,359	196,503
Rogers Communications, Cl B	3,151	136,695
Royal Bank of Canada	1,240	89,156
TELUS	2,453	81,889
		504,243
FRANCE — 5.6%
AXA	4,622	113,361
Cie Generale des Etablissements Michelin	840	90,116
Sanofi	1,109	89,177
SCOR	2,303	77,952
TOTAL	3,389	170,703
Vinci	1,114	78,047
		619,356

TD ASSET MANAGEMENT USA FUNDS INC.
Epoch Global Equity Shareholder Yield Fund • Schedule of Investments
January 31, 2017

DESCRIPTION	SHARES	VALUE
GERMANY — 8.7%
Allianz SE	544	$92,081
BASF	1,422	136,804
Daimler	1,851	138,573
Deutsche Post	3,731	124,675
Deutsche Telekom	6,564	114,508
Muenchener Rueckversicherungs-Gesellschaft in Muenchen	964	180,864
Siemens	1,286	161,383
		948,888
ITALY — 1.8%
Snam	14,320	54,414
Terna Rete Elettrica Nazionale	33,971	148,814
		203,228
NETHERLANDS — 1.2%
Unibail-Rodamco‡	558	128,273
NORWAY — 2.1%
Orkla	10,983	102,399
Statoil ASA	7,022	130,598
		232,997
SINGAPORE — 1.3%
Singapore Exchange	11,965	62,994
Singapore Telecommunications	27,195	74,676
		137,670
SPAIN — 0.7%
Gas Natural SDG	3,830	73,677
SWEDEN — 0.8%
Svenska Handelsbanken, Cl A	5,770	86,150
SWITZERLAND — 3.6%
Nestle SA	882	64,442
Novartis AG	1,045	76,510
Roche Holding AG	515	121,262
Swisscom	303	133,197
		395,411
TAIWAN — 1.1%
Taiwan Semiconductor Manufacturing ADR	3,965	122,558

DESCRIPTION	SHARES	VALUE
UNITED KINGDOM — 13.5%
AstraZeneca ADR	4,752	$129,397
BAE Systems	18,905	138,414
British American Tobacco	2,623	161,671
Diageo	2,990	82,883
GlaxoSmithKline	7,826	150,434
Imperial Tobacco Group	3,396	156,939
National Grid	15,093	176,143
Sky	10,095	127,122
SSE	5,266	98,641
Unilever	2,368	96,146
Vodafone Group	64,715	158,224
		1,476,014
TOTAL FOREIGN COMMON STOCK		5,309,876
TOTAL INVESTMENTS (Cost $10,853,657) — 100.5%		11,013,127
OTHER ASSETS AND LIABILITIES, NET — (0.5)%		(59,370)
NET ASSETS — 100.0%		$10,953,757
‡	Real Estate Investment Trust.
(A)	Security considered Master Limited Partnership. At January 31, 2017, this security amounted to $119,723 or 1.1% of net assets.

ADR — American Depositary Receipt

Cl — Class

As of January 31, 2017, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended January 31, 2017, securities with a total value of $2,567,347 were transferred from Level 2 to Level 1 assets and liabilities as a result of certain foreign equity securities being fair valued using other observable market-based inputs in place of the closing exchange prices on which the investments were principally traded as a result of movement in U.S. markets that exceeded the specified threshold established by the Fair Value Procedures as of January 31, 2016. Transfers are effective using the fair value as of the end of the previous fiscal period.

For the year ended January 31, 2017, there have been no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

Please see accompanying notes to financial statements.

TD ASSET MANAGEMENT USA FUNDS INC.
TD Global Low Volatility Equity Fund • Schedule of Investments
January 31, 2017

DESCRIPTION	SHARES	VALUE
FOREIGN COMMON STOCK — 64.0%
AUSTRALIA — 4.4%
AGL Energy	16,619	$284,846
Amcor	18,559	201,274
AusNet Services	148,555	178,009
Goodman Group‡	20,320	106,642
GPT Group‡	59,123	209,845
Sonic Healthcare Limited	14,140	223,268
Telstra	60,441	229,191
Wesfarmers	6,050	184,725
		1,617,800
BELGIUM — 1.4%
Colruyt	5,271	257,647
Proximus SADP	1,352	38,771
Telenet Group Holding*	4,237	226,955
		523,373
CANADA — 15.2%
Alimentation Couche-Tard, Cl B	3,000	137,429
Atco, Cl I	3,983	140,251
Bank of Montreal	3,718	281,239
BCE	6,219	280,351
CAE	18,995	269,762
Canadian Imperial Bank of Commerce	522	44,452
Canadian National Railway	342	23,770
Canadian Tire, Cl A	1,269	134,960
Canadian Utilities, Cl A	9,363	266,517
CI Financial	12,578	262,918
Empire	14,333	178,990
Enbridge	1,110	47,258
First Capital Realty	5,023	79,905
George Weston	3,232	275,648
Gildan Activewear	3,924	102,650
Great-West Lifeco	5,425	148,669
Imperial Oil	7,600	249,858
Intact Financial	3,635	265,407
Inter Pipeline	6,663	144,499
Loblaw	4,683	246,125
Metro, Cl A	6,135	186,372
Onex	3,900	272,918
Power Corp of Canada	3,887	91,197
Power Financial	10,671	277,262
RioCan‡	4,280	85,551
Rogers Communications, Cl B	659	28,588
Royal Bank of Canada	1,587	114,106
Saputo	3,774	138,953
Shaw Communications, Cl B	3,791	81,778

DESCRIPTION	SHARES	VALUE
Sun Life Financial	7,102	$280,314
TELUS	4,504	150,358
TransCanada	5,939	280,188
		5,568,243
CHILE — 1.3%
Aguas Andinas, Cl A	510,534	277,026
Banco de Chile	290,468	34,655
Colbun	790,193	152,416
		464,097
DENMARK — 1.4%
Danske Bank	8,178	272,226
DSV	3,834	186,122
Tryg	836	15,959
William Demant Holding*	1,103	20,624
		494,931
FINLAND — 0.6%
Sampo, Cl A	4,643	215,021
FRANCE — 0.1%
L’Oreal	42	7,633
Thales	187	17,518
		25,151
GERMANY — 0.4%
Fraport Frankfurt Airport Services Worldwide	1,755	104,692
Muenchener Rueckversicherungs-Gesellschaft in Muenchen	301	56,473
		161,165
HONG KONG — 2.9%
Cheung Kong Infrastructure Holdings	3,600	28,950
CLP Holdings	29,350	286,473
HK Electric Investments & HK Electric Investments (A)	322,000	268,777
HKT Trust & HKT	127,700	178,386
MTR*	17,800	90,427
Yue Yuen Industrial Holdings	56,500	206,808
		1,059,821
ISRAEL — 2.9%
Azrieli Group	6,036	275,416
Bank Hapoalim	43,711	263,805
Bank Leumi Le-Israel*	65,161	269,145
Mizrahi Tefahot Bank	17,430	268,047
		1,076,413

TD ASSET MANAGEMENT USA FUNDS INC.
TD Global Low Volatility Equity Fund • Schedule of Investments
January 31, 2017

DESCRIPTION	SHARES	VALUE
ITALY — 1.4%
Snam	66,727	$253,553
Terna Rete Elettrica Nazionale	56,736	248,540
		502,093
JAPAN — 5.7%
Asahi Group Holdings	1,100	38,677
Daito Trust Construction	900	125,861
Kamigumi	8,600	83,631
Keikyu	7,800	91,533
Kintetsu Group Holdings	41,000	157,595
Kurita Water Industries	600	14,241
Lawson	2,100	153,255
Miraca Holdings	1,600	73,120
Mitsubishi Tanabe Pharma	10,400	208,074
Nagoya Railroad	54,700	269,358
Nippon Telegraph & Telephone	4,100	180,798
Obayashi	4,000	38,119
Osaka Gas	68,100	254,945
Rinnai	100	8,502
Seven & i Holdings	1,400	55,908
Tokyo Gas	12,500	55,332
Tokyu	3,200	23,552
Toyo Suisan Kaisha	6,500	231,999
		2,064,500
LUXEMBOURG — 0.3%
SES, Cl A	5,298	103,003
MALAYSIA — 0.5%
YTL Power International	615,238	198,621
MEXICO — 0.1%
Grupo Aeroportuario del Sureste, Cl B	3,550	51,545
NEW ZEALAND — 0.6%
Contact Energy	15,308	53,574
Spark New Zealand	58,197	149,875
		203,449
NORWAY — 0.2%
Gjensidige Forsikring	3,671	63,156
PHILIPPINES — 0.9%
Aboitiz Power	316,900	268,726
BDO Unibank	33,495	75,787
		344,513

DESCRIPTION	SHARES	VALUE
SINGAPORE — 5.9%
Ascendas Real Estate Investment Trust‡	169,160	$295,266
CapitaLand Commercial Trust‡	161,300	174,536
CapitaLand Mall Trust‡	203,758	280,477
ComfortDelGro	97,708	167,082
SATS	79,200	296,716
Sembcorp Industries	5,191	11,602
Singapore Airlines	19,273	135,383
Singapore Press Holdings	108,304	265,121
Singapore Technologies Engineering	12,363	28,948
Singapore Telecommunications	74,064	203,376
StarHub	132,184	278,559
		2,137,066
SOUTH KOREA — 0.5%
Lotte Shopping*	272	53,015
S-1, Cl 1	583	42,191
SK Telecom	527	101,128
		196,334
SPAIN — 1.5%
Abertis Infraestructuras	17,981	257,093
Enagas	3,952	96,843
Iberdrola	12,926	81,406
Red Electrica	6,324	112,847
		548,189
SWEDEN — 1.3%
Skandinaviska Enskilda Banken, Cl A	24,985	280,639
Svenska Handelsbanken, Cl A	11,644	173,852
Telia	5,718	23,187
		477,678
SWITZERLAND — 4.2%
Baloise Holding	610	78,288
Kuehne + Nagel International	1,401	190,849
Nestle SA	3,545	259,010
Novartis AG	2,384	174,545
Roche Holding AG	1,162	273,605
Swiss Prime Site	2,596	215,907
Swiss Re	2,448	227,842
Swisscom	169	74,291
Wolseley	620	38,273
		1,532,610

TD ASSET MANAGEMENT USA FUNDS INC.
TD Global Low Volatility Equity Fund • Schedule of Investments
January 31, 2017

DESCRIPTION	SHARES	VALUE
TAIWAN — 4.9%
Chang Hwa Commercial Bank	499,534	$277,393
Chunghwa Telecom ADR	8,461	267,029
Formosa Petrochemical	15,756	53,822
Formosa Plastics	92,870	268,341
Taiwan Business Bank	761,418	198,924
Taiwan Cooperative Financial Holdings	502,866	229,794
Taiwan Mobile	69,643	232,618
Uni-President Enterprises	161,141	276,429
		1,804,350
THAILAND — 1.0%
Electricity Generating	47,900	274,803
Thai Union Group, Cl F	135,000	79,750
		354,553
UNITED KINGDOM — 4.4%
Babcock International Group	830	9,324
BAE Systems	2,990	21,891
Compass Group	15,048	267,298
Diageo	7,449	206,487
Direct Line Insurance Group	5,513	24,621
Meggitt PLC	12,892	67,776
National Grid	21,650	252,666
Reckitt Benckiser Group	570	48,789
Severn Trent	9,682	276,486
Smith & Nephew	6,168	91,793
Smiths Group PLC	3,843	72,566
SSE	12,319	230,756
United Utilities Group	2,499	28,828
		1,599,281
TOTAL FOREIGN COMMON STOCK		23,386,956
U.S. COMMON STOCK — 33.8%
CONSUMER DISCRETIONARY — 1.8%
AutoZone*	320	231,994
Darden Restaurants	1,900	139,232
McDonald’s	1,797	220,258
TJX	659	49,372
		640,856
CONSUMER STAPLES — 6.8%
Campbell Soup	1,190	74,054
Church & Dwight	5,984	270,596
Clorox	2,294	275,280
Coca-Cola	1,017	42,277
Colgate-Palmolive	715	46,175
ConAgra Foods	6,880	268,939
Constellation Brands, Cl A	1,417	212,210

DESCRIPTION	SHARES	VALUE
Dr Pepper Snapple Group	365	$33,288
General Mills	1,724	107,716
Hormel Foods	604	21,925
Kellogg	832	60,495
Kimberly-Clark	254	30,767
McCormick	577	55,132
PepsiCo	2,525	262,044
Procter & Gamble	3,171	277,780
Sysco	4,769	250,182
Wal-Mart Stores	2,849	190,142
		2,479,002
ENERGY — 0.3%
Exxon Mobil	1,193	100,081
FINANCIALS — 6.0%
AGNC Investment‡	7,139	133,285
Annaly Capital Management‡	15,000	153,300
Arch Capital Group*	2,676	236,425
Axis Capital Holdings	4,090	261,801
Berkshire Hathaway, Cl B*	330	54,166
Everest Re Group	1,292	284,150
Loews	5,556	258,798
New York Community Bancorp	16,212	246,260
Reinsurance Group of America Inc., Cl A	100	12,547
Thomson Reuters	5,260	235,785
Torchmark	1,831	134,652
US Bancorp	3,260	171,639
		2,182,808
HEALTH CARE — 3.3%
Aetna	666	78,994
Cardinal Health	742	55,620
Eli Lilly	3,398	261,748
HCA Holdings*	1,455	116,807
Johnson & Johnson	2,378	269,308
MEDNAX*	1,190	81,336
Merck	555	34,404
Stryker	979	120,936
UnitedHealth Group	1,269	205,705
		1,224,858
INDUSTRIALS — 6.0%
Cintas	1,032	119,826
Deere	2,138	228,873
Expeditors International of Washington	238	12,395
General Dynamics	1,337	242,104
Honeywell International	1,843	218,064

TD ASSET MANAGEMENT USA FUNDS INC.
TD Global Low Volatility Equity Fund • Schedule of Investments
January 31, 2017

DESCRIPTION	SHARES	VALUE
INDUSTRIALS (continued)
Lockheed Martin	1,077	$270,682
Northrop Grumman	1,031	236,181
Raytheon	781	112,589
Republic Services, Cl A	4,346	249,373
Rockwell Collins	1,190	108,004
TransDigm Group	397	85,911
Waste Management	850	59,075
WW Grainger	1,052	265,704
		2,208,781
INFORMATION TECHNOLOGY — 2.6%
Amphenol, Cl A	1,508	101,775
Automatic Data Processing	2,142	216,321
CA	4,363	136,431
Fiserv*	1,647	176,937
FLIR Systems	476	16,817
Motorola Solutions	2,862	230,992
Paychex	555	33,461
Synopsys*	665	41,822
		954,556
MATERIALS — 0.1%
Praxair	336	39,796
TELECOMMUNICATION SERVICES — 0.7%
AT&T	6,335	267,084
Verizon Communications	162	7,940
		275,024
UTILITIES — 6.2%
Ameren	1,114	58,652
American Electric Power	1,431	91,670
American Water Works	1,227	90,111
CenterPoint Energy	7,697	201,738
CMS Energy	1,072	45,667
Consolidated Edison	687	51,078
Dominion Resources	3,398	259,199
DTE Energy	2,043	201,522
Duke Energy	3,360	263,894
NextEra Energy	1,290	159,599
PG&E	159	9,841
PPL	5,444	189,669
SCANA	665	45,686
Sempra Energy	1,312	134,336
Southern	5,486	271,173
Xcel Energy	4,415	182,428
		2,256,263
TOTAL U.S. COMMON STOCK		12,362,025

DESCRIPTION	SHARES	VALUE
REGISTERED INVESTMENT COMPANIES — 0.9%
United States — 0.9%
iShares MSCI EAFE Index Fund	2,438	$145,378
SPDR S&P 500 ETF Trust	747	169,965
TOTAL REGISTERED INVESTMENT COMPANIES		315,343
PREFERRED STOCK — 0.4%
Brazil — 0.4%
Suzano Papel e Celulose, Cl A	34,191	145,397
TOTAL PREFERRED STOCK		145,397
TOTAL INVESTMENTS (Cost $35,521,908) — 99.1%		36,209,721
OTHER ASSETS AND LIABILITIES, NET — 0.9%		315,147
NET ASSETS — 100.0%		$36,524,868

A list of the open forward foreign currency exchange contracts held by the Fund at January 31, 2017, is as follows:

Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		Unrealized Appreciation (Depreciation)
BNY Mellon	2/1/17 – 2/28/17	HKD	14,718,200	USD	1,896,986	$(237)
BNY Mellon	2/1/17 – 2/28/17	USD	893,312	HKD	6,928,600	(322)
BNY Mellon	2/28/17	AUD	2,089,620	USD	1,584,078	232
BNY Mellon	2/28/17	CAD	6,900,900	USD	5,245,300	(59,222)
BNY Mellon	2/28/17	CHF	1,335,350	USD	1,338,851	(12,222)
BNY Mellon	2/28/17	DKK	2,674,385	USD	387,346	(1,261)
BNY Mellon	2/28/17	EUR	1,645,000	USD	1,771,451	(5,916)
BNY Mellon	2/28/17	GBP	1,310,060	USD	1,640,379	(8,365)
BNY Mellon	2/28/17	ILS	3,650,226	USD	964,456	(4,442)
BNY Mellon	2/28/17	JPY	219,328,900	USD	1,937,627	(6,138)
BNY Mellon	2/28/17	NOK	367,500	USD	44,170	(394)
BNY Mellon	2/28/17	NZD	282,200	USD	204,811	(2,085)
BNY Mellon	2/28/17	SEK	3,956,405	USD	448,218	(4,562)
BNY Mellon	2/28/17	SGD	2,682,900	USD	1,894,067	(9,998)
BNY Mellon	2/28/17	USD	101,816	AUD	135,000	509
BNY Mellon	2/28/17	USD	37,862	EUR	35,000	(46)
BNY Mellon	2/28/17	USD	78,016	GBP	62,000	13
HSBC	2/28/17	EUR	103,000	USD	110,907	(381)
HSBC	2/1/17	HKD	105,000	USD	13,519	(14)
HSBC	2/28/17	SGD	176,000	USD	124,230	(678)
HSBC	2/1/17	USD	19,221	HKD	149,000	(18)
RBC	2/28/17	AUD	168,200	USD	127,512	24
RBC	2/28/17	CAD	341,400	USD	259,495	(2,929)
RBC	2/28/17	USD	47,760	AUD	63,000	(9)
Scotia Bank (USA)	2/28/17	CAD	69,000	USD	52,444	(595)
Scotia Bank (USA)	2/28/17	CHF	88,200	USD	88,408	(831)
Scotia Bank (USA)	2/28/17	DKK	522,000	USD	75,454	(397)
Scotia Bank (USA)	2/28/17	EUR	163,000	USD	175,499	(617)
Scotia Bank (USA)	2/28/17	JPY	9,193,000	USD	81,205	(267)
Scotia Bank (USA)	2/28/17	NOK	135,000	USD	16,224	(146)
Scotia Bank (USA)	2/28/17	USD	33,343	EUR	31,000	152
Scotia Bank (USA)	2/28/17	USD	40,209	JPY	4,552,000	132
						$(121,030)

TD ASSET MANAGEMENT USA FUNDS INC.
TD Global Low Volatility Equity Fund • Schedule of Investments
January 31, 2017

For the year ended January 31, 2017, the total amount of all open forward foreign currency exchange contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

‡	Real Estate Investment Trust.
*	Non-income producing security.
(A)	Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of January 31, 2017, these securities amounted to $268,777 or 0.7% of net assets of the Fund.

ADR — American Depositary Receipt

AUD — Australian Dollar

BNY — Bank of New York

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

DKK — Danish Krone

EAFE — Europe, Australasia and Far East

ETF — Exchange-Traded Fund

EUR — Euro

GBP — British Pound Sterling

HKD — Hong Kong Dollar

HSBC — Hong Kong and Shanghai Banking Corporation

ILS — Israeli Shekel

JPY — Japanese Yen

MSCI — Morgan Stanley Capital International

NOK — Norwegian Krone

NZD — New Zealand Dollar

PLC — Public Limited Company

RBC — Royal Bank of Canada

S&P — Standard & Poor’s

SGD — Singapore Dollar

SPDR — Standard & Poor’s Depositary Receipt

USD — U.S. Dollar

The following is a list of the inputs used as of January 31, 2017 in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Foreign Common Stock
Australia	$1,617,800	$—	$—	$1,617,800
Belgium	523,373	—	—	523,373
Canada	5,568,243	—	—	5,568,243
Chile	464,097	—	—	464,097
Denmark	494,931	—	—	494,931
Finland	215,021	—	—	215,021
France	25,151	—	—	25,151
Germany	161,165	—	—	161,165
Hong Kong	—	1,059,821	—	1,059,821
Israel	1,076,413	—	—	1,076,413
Italy	502,093	—	—	502,093
Japan	2,064,500	—	—	2,064,500
Luxembourg	103,003	—	—	103,003
Malaysia	198,621	—	—	198,621
Mexico	51,545	—	—	51,545
New Zealand	203,449	—	—	203,449
Norway	63,156	—	—	63,156
Philippines	344,513	—	—	344,513
Singapore	2,137,066	—	—	2,137,066
South Korea	196,334	—	—	196,334
Spain	548,189	—	—	548,189
Sweden	477,678	—	—	477,678
Switzerland	1,532,610	—	—	1,532,610
Taiwan	267,029	1,537,321	—	1,804,350
Thailand	354,553	—	—	354,553
United Kingdom	1,599,281	—	—	1,599,281
U.S. Common Stock	12,362,025	—	—	12,362,025
Registered Investment Companies	315,343	—	—	315,343
Preferred Stock	145,397	—	—	145,397
Total Investments in Securities	$33,612,579	$2,597,142	$—	$36,209,721

	Level 1	Level 2	Level 3	Total
Other Financial Instruments
Forward Foreign Currency Exchange Contracts*
Unrealized Appreciation	$—	$1,062	$—	$1,062
Unrealized Depreciation	—	(122,092)	—	(122,092)
Total Other Financial Instruments	$—	$(121,030)	$—	$(121,030)
*	Forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended January 31, 2017, securities with a total value of $3,043,137 were transferred from Level 2 to Level 1 assets and liabilities as a result of certain foreign equity securities being fair valued using other observable market-based inputs in place of the closing exchange prices on which the investments were principally traded as a result of movement in U.S. markets that exceeded the specified threshold established by the Fair Value Procedures as of January 31, 2016. Transfers are effective using the fair value as of the end of the previous fiscal period.

For the year ended January 31, 2017, there have been no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

Please see accompanying notes to financial statements.

TD ASSET MANAGEMENT USA FUNDS INC.
TD Target Return Fund • Schedule of Investments
January 31, 2017

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
CONVERTIBLE BONDS — 36.6%
CONSUMER DISCRETIONARY — 3.2%
Cervus Equipment
6.00%, 7/31/17	$3,000	$2,288
Restoration Hardware Holdings
7.75%, 7/15/20 (A)(B)	46,000	35,564
7.70%, 6/15/19 (A)(B)	35,000	29,509
Tesla Motors
0.25%, 3/1/19	38,000	36,694
		104,055
CONSUMER STAPLES — 2.2%
Herbalife
2.00%, 8/15/19	77,000	73,920
ENERGY — 0.5%
Alpha Appalachia Holdings
3.25%, 8/1/15 (C)	9,000	117
Scorpio Tankers
2.38%, 7/1/19 (B)	16,000	13,450
TransGlobe Energy
6.00%, 3/31/17	3,000	2,294
		15,861
FINANCIALS — 11.0%
Artis Real Estate Investment Trust
5.75%, 6/30/18	19,000	19,028
FXCM
2.25%, 6/15/18	82,000	36,900
H&R Real Estate Investment Trust
5.40%, 11/30/18	6,000	4,703
IAS Operating Partnership
5.00%, 3/15/18(B)	70,000	71,137
New Mountain Finance
5.00%, 6/15/19	19,000	19,570
Pennymac
5.38%, 5/1/20	65,000	62,075
Prospect Capital
5.88%, 1/15/19	38,000	38,855
5.75%, 3/15/18	32,000	32,800
4.75%, 4/15/20	46,000	44,965
Redwood Trust
4.63%, 4/15/18	17,000	17,000
TCP Capital
5.25%, 12/15/19	4,000	4,138
TICC Capital
7.50%, 11/1/17	8,000	8,120
		359,291

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
HEALTH CARE — 2.9%
AMAG Pharmaceuticals
2.50%, 2/15/19	$1,000	$1,122
Brookdale Senior Living
2.75%, 6/15/18	28,000	27,580
Impax Laboratories
2.00%, 6/15/22	13,000	10,473
Teligent
3.75%, 12/15/19	18,000	17,122
Vivus
4.50%, 5/1/20 (B)	56,000	37,800
		94,097
INFORMATION TECHNOLOGY — 8.7%
Cornerstone OnDemand
1.50%, 7/1/18	36,000	37,282
DH
6.00%, 9/30/18 (B)	15,000	11,873
FireEye
1.00%, 6/1/35	65,000	59,719
Gogo
3.75%, 3/1/20	22,000	16,156
InvenSense
1.75%, 11/1/18	22,000	21,890
Nuance Communications
1.00%, 12/15/35	60,000	55,763
SunEdison
2.63%, 6/1/23 (B)(C)	49,000	921
SunPower
0.75%, 6/1/18	14,000	12,889
Twitter
0.25%, 9/15/19	54,000	50,591
Verint Systems
1.50%, 6/1/21	20,000	18,913
		285,997
MATERIALS — 1.2%
Canexus
5.75%, 12/31/18	3,000	2,317
Silver Standard Resources
2.88%, 2/1/33	37,000	36,029
		38,346
REAL ESTATE — 1.4%
Colony Financial
5.00%, 4/15/23	43,000	44,532
TELECOMMUNICATION SERVICES — 3.0%
Alaska Communications Systems Group
6.25%, 5/1/18	16,000	15,840
Clearwire Communications
8.25%, 12/1/40 (B)	79,000	82,259
		98,099

TD ASSET MANAGEMENT USA FUNDS INC.
TD Target Return Fund • Schedule of Investments
January 31, 2017

DESCRIPTION	PRINCIPAL AMOUNT/ SHARES	VALUE
UTILITIES — 2.5%
NRG Yield
3.50%, 2/1/19 (B)	$18,000	$18,113
3.25%, 6/1/20 (B)	35,000	34,103
Pattern Energy Group
4.00%, 7/15/20	31,000	31,213
		83,429
TOTAL CONVERTIBLE BONDS		1,197,627
COMMON STOCK — 28.1%
CONSUMER DISCRETIONARY — 4.3%
ANR, Cl C*	13	214
Lindblad Expeditions Holdings*	1,500	13,485
MDC Partners, Cl A	200	1,280
Mediawan*	7,707	83,197
TransAlta	2,100	12,427
Videocon d2h ADR*	3,400	30,396
		140,999
CONSUMER STAPLES — 0.7%
Hostess Brands*	1,600	22,864
		22,864
ENERGY — 2.6%
Alpha Natural Resources Holdings*	37	59
AltaGas	100	2,378
Canadian Natural Resources	100	3,023
Canyon Services Group	400	1,921
Cenovus Energy	100	1,365
Centennial Resource Development, Cl A*	3,278	59,889
PrairieSky Royalty	2	47
Suncor Energy	100	3,102
TransCanada	300	14,153
		85,937
FINANCIALS — 15.1%
Acasta Enterprises, Cl B*	1,300	10,140
Alignvest Acquisition, Cl A*	600	4,588
Annaly Capital Management‡	2,300	23,506
Avista Healthcare Public Acquisition*	300	3,078
Bank of Cyprus Holdings PLC*	28,730	99,245
Bank of Nova Scotia	100	5,976
Berkshire Hathaway, Cl B*	100	16,414
Boulevard Acquisition II*	1,000	10,245
Brookfield Asset Management, Cl A	150	5,187
Canadian Imperial Bank of Commerce	100	8,516
Capitol Acquisition III*	1,600	16,640

DESCRIPTION	SHARES	VALUE
CF*	700	$7,378
Conyers Park Acquisition*	5,300	57,611
Double Eagle Acquisition*	2,300	23,989
Dundee Acquisition, Cl A*	400	3,059
Easterly Acquisition*	700	6,982
Gibraltar Growth, Cl A*	300	2,280
Global Partner Acquisition*	700	7,049
Gores Holdings II*	4,100	42,271
GP Investments Acquisition*	200	1,997
GTY Technology Holdings*	1,800	18,432
Harmony Merger*	400	4,074
Hennessy Capital Acquisition II*	400	4,036
INFOR Acquisition, Cl A*	700	5,353
Landcadia Holdings*	4,600	48,530
Pace Holdings*	2,000	21,480
Royal Bank of Canada	100	7,190
Saban Capital Acquisition*	2,600	26,962
		492,208
INDUSTRIALS — 1.2%
Brookfield Business Partners	3	75
KBR	100	1,701
Nexeo Solutions*	4,100	36,941
		38,717
INFORMATION TECHNOLOGY — 0.6%
Hewlett Packard Enterprise	100	2,268
Open Text	200	6,846
Oracle	100	4,011
QUALCOMM	100	5,343
		18,468
MATERIALS — 0.5%
ArcelorMittal	1,625	12,659
Freeport-McMoRan*	100	1,665
Teck Resources, Cl B	100	2,450
		16,774
REAL ESTATE — 1.0%
Inovalis Real Estate Investment Trust‡	2,178	15,667
VEREIT‡	2,000	17,060
		32,727
UTILITIES — 2.1%
Atco, Cl I	100	3,521
Canadian Utilities, Cl A	100	2,847
Capital Power	700	13,276
TransAlta Renewables	4,350	49,476
		69,120
TOTAL COMMON STOCK		917,814

TD ASSET MANAGEMENT USA FUNDS INC.
TD Target Return Fund • Schedule of Investments
January 31, 2017

DESCRIPTION	SHARES/ PRINCIPAL AMOUNT	VALUE
REGISTERED INVESTMENT COMPANIES — 9.2%
Energy Select Sector SPDR Fund	100	$7,290
Highland/iBoxx Senior Loan ETF	1,400	26,138
iShares 20+ Year Treasury Bond ETF	600	72,060
iShares 3-7 Year Treasury Bond ETF	100	12,287
iShares Gold Bullion ETF	2,200	17,972
iShares JPMorgan USD Emerging Markets Bond ETF	42	4,710
iShares US Preferred Stock ETF	400	15,240
Pennant Park Floating Rate Closed End Management Investment Company	4,223	59,502
SPDR Bloomberg Barclays Convertible Securities ETF	100	4,696
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	2,900	81,084
TOTAL REGISTERED INVESTMENT COMPANIES		300,979
CORPORATE OBLIGATIONS — 6.3%
CONSUMER DISCRETIONARY — 2.4%
Best Buy
5.00%, 8/1/18	$10,000	10,444
GameStop
6.75%, 3/15/21 (B)	10,000	10,175
Goodyear Tire & Rubber
7.00%, 5/15/22	10,000	10,467
JC Penney
5.65%, 6/1/20	10,000	9,850
L Brands
5.63%, 2/15/22	10,000	10,466
Neiman Marcus Group
8.00%, 10/15/21 (B)	10,000	6,175
Sirius XM Radio
4.63%, 5/15/23 (B)	10,000	10,081
TEGNA
5.13%, 7/15/20	10,000	10,350
		78,008
CONSUMER STAPLES — 0.3%
Constellation Brands
7.25%, 5/15/17	10,000	10,160

DESCRIPTION	PRINCIPAL AMOUNT/ SHARES	VALUE
FINANCIALS — 0.9%
Ally Financial
4.75%, 9/10/18	$10,000	$10,325
CIT Group
5.25%, 3/15/18	10,000	10,335
Goldman Sachs BDC
4.50%, 4/1/22 (B)	10,000	10,000
		30,660
HEALTH CARE — 0.3%
HCA
6.50%, 2/15/20	10,000	10,925
MATERIALS — 1.0%
Cascades
5.50%, 7/15/21 (B)	15,000	11,844
First Quantum Minerals
6.75%, 2/15/20 (B)	11,000	11,282
Resolute Forest Products
5.88%, 5/15/23	10,000	8,725
		31,851
REAL ESTATE — 0.2%
Lamar Media
5.88%, 2/1/22	5,000	5,156
TELECOMMUNICATION SERVICES — 0.9%
CenturyLink
5.80%, 3/15/22	10,000	10,284
SBA Communications
4.88%, 7/15/22	10,000	10,138
T-Mobile USA
6.63%, 11/15/20	10,000	10,250
		30,672
UTILITIES — 0.3%
Calpine
5.38%, 1/15/23	10,000	9,850
TOTAL CORPORATE OBLIGATIONS		207,282
PREFERRED STOCK — 4.9%
ANR*	24	—
Bank of America*	10	11,922
Brookfield Office Properties*	396	8,891
Brookfield Property Split	50	972
Dynegy, CV to 2.5806 shares*	400	13,764
Dynegy, CV to 5.0201 shares*	300	20,154
Element Financial	200	3,995
Frontier Communications, CV to 17.0213 shares*	500	36,555
NextEra Energy*	600	30,042
Rexnord*	100	5,308

TD ASSET MANAGEMENT USA FUNDS INC.
TD Target Return Fund • Schedule of Investments
January 31, 2017

DESCRIPTION	SHARES/ PRINCIPAL AMOUNT	VALUE
PREFERRED STOCK (continued)
Teva Pharmaceutical Industries, CV to 13.3333 shares*	19	$11,715
TransAlta	319	3,155
Wells Fargo, CV to 6.3814 shares*	10	12,011
Welltower*‡	50	3,000
TOTAL PREFERRED STOCK		161,484
U.S. TREASURY OBLIGATIONS — 0.5%
U.S. Treasury Bond
2.38%, 11/15/43 (A)	$17,000	7,408
1.45%, 5/15/44 (A)	10,000	4,265
1.39%, 2/15/44 (A)	10,000	4,305
TOTAL U.S. TREASURY OBLIGATIONS		15,978

	NUMBER OF WARRANTS
WARRANTS — 0.4%
Axar Acquisition, Expires 12/31/22*	150	14
Bank of America, Expires 10/28/18*	164	148
CardConnect, Expires 2/19/20*	73	255
Centennial Resource Development, Expires 10/11/21*	392	2,681
Contura Energy, Expires 7/26/20	1	21
Easterly Acquisition, Expires 7/29/20*	350	152
Global Partner Acquisition, Expires 8/13/20	700	385
GP Investments Acquisition, Expires 5/26/22*	100	60
Harmony Merger, Expires 1/1/21*	400	306
Hennessy Capital Acquisition II, Expires 9/11/20*	400	324
Hostess Brands, Expires 10/16/20*	1,200	2,808
Inspired Entertainment, Expires 12/9/19*	120	70
Mediawan, Expires 4/22/21*	5,000	1,220
Nexeo Solutions, Expires 6/14/19*	1,100	715
Pace Holdings, Expires 10/29/20	2,000	1,340
Quinpario Acquisition 2, Expires 1/1/23*	1,800	756
Yatra Online, Expires 12/16/21*	720	468
TOTAL WARRANTS		11,723

VALUE
TOTAL INVESTMENTS (Cost $2,840,641) — 86.0%	$2,812,887
OTHER ASSETS AND LIABILITIES, NET — 14.0%	456,985
NET ASSETS — 100.0%	$3,269,872

A list of the open forward foreign currency exchange contracts held by the Fund at January 31, 2017, is as follows (1):

Settlement Date	Currency to Deliver		Currency to Receive		Unrealized Depreciation
2/28/17	CAD	313,898	USD	238,705	$(2,579)
2/28/17	EUR	167,627	USD	180,512	(603)
					$(3,182)
(1)	Counterparty is BNY Mellon.

For the year ended January 31, 2017, the total amount of all open forward foreign currency exchange contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

*	Non-income producing security.
‡	Real Estate Investment Trust.
(A)	The rate shown is the effective yield at time of purchase.
(B)	Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of January 31, 2017, these securities amounted to $394,286 or 12.1% of net assets of the Fund.
(C)	Security is in default on interest payments.

ADR — American Depositary Receipt

BNY — Bank of New York

CV — Convertible

CAD — Canadian Dollar

Cl — Class

ETF — Exchange-Traded Fund

EUR — Euro

PLC — Public Limited Company

SPDR — Standard & Poor’s Depositary Receipt

USD — U.S. Dollar

TD ASSET MANAGEMENT USA FUNDS INC.
TD Target Return Fund • Schedule of Investments
January 31, 2017

The following is a list of the inputs used as of January 31, 2017, in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Convertible Bonds	$—	$1,197,627	$—	$1,197,627
Common Stock	917,814	—	—	917,814
Registered Investment Companies	300,979	—	—	300,979
Corporate Obligations	—	207,282	—	207,282
Preferred Stock	161,484	—	—	161,484
U.S. Treasury Obligations	—	15,978	—	15,978
Warrants	8,757	2,966	—	11,723
Total Investments in Securities	$1,389,034	$1,423,853	$—	$2,812,887

	Level 1	Level 2	Level 3	Total
Other Financial Instruments
Forward Foreign Currency Exchange Contracts*
Unrealized Depreciation	$—	$(3,182)	$—	$(3,182)
Total Other Financial Instruments	$—	$(3,182)	$—	$(3,182)
*	Forward foreign currency exchange contracts are valued at the unrealized depreciation on the instrument.

For the year ended January 31, 2017, there have been no transfers between Level 1, Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

Please see accompanying notes to financial statements.

TD ASSET MANAGEMENT USA FUNDS INC.
Epoch U.S. Small-Mid Cap Equity Fund • Schedule of Investments
January 31, 2017

DESCRIPTION	SHARES	VALUE
COMMON STOCK — 95.8%
CONSUMER DISCRETIONARY — 15.1%
Advance Auto Parts	7,526	$1,236,070
Brunswick	38,490	2,304,012
Cedar Fair (A)	17,224	1,077,017
Darden Restaurants	8,675	635,704
Hanesbrands	32,696	775,222
Hibbett Sports*	22,526	743,358
NVR*	1,321	2,454,418
PVH	8,431	790,912
Sally Beauty Holdings*	65,653	1,562,541
Service International	73,903	2,152,794
Steven Madden*	37,799	1,330,525
Urban Outfitters*	23,363	620,054
		15,682,627
CONSUMER STAPLES — 4.2%
B&G Foods	30,820	1,366,867
Fresh Del Monte Produce	18,841	1,078,647
TreeHouse Foods*	25,019	1,898,442
		4,343,956
ENERGY — 2.6%
Core Laboratories	6,653	777,270
Dril-Quip*	15,708	977,038
Oil States International*	23,499	928,210
		2,682,518
FINANCIALS — 18.6%
Artisan Partners Asset Management, Cl A	22,102	639,853
Bank of Hawaii	19,290	1,657,204
Bank of the Ozarks	47,469	2,604,624
BankUnited	69,768	2,665,138
Blackstone Mortgage Trust, Cl A	35,655	1,087,121
CVB Financial	26,257	591,833
Diamond Hill Investment Group	3,919	792,422
FactSet Research Systems	7,030	1,216,541
Glacier Bancorp	27,952	993,135
LegacyTexas Financial Group	14,944	617,486
Markel*	1,768	1,635,400
Morningstar	14,546	1,107,678
Texas Capital Bancshares*	26,785	2,209,762
Western Alliance Bancorp*	30,193	1,490,930
		19,309,127

DESCRIPTION	SHARES	VALUE
HEALTH CARE — 10.5%
Air Methods*	58,157	$2,076,205
Alkermes*	18,273	988,752
Bio-Rad Laboratories, Cl A*	11,099	2,109,698
DENTSPLY SIRONA	15,238	863,994
Jazz Pharmaceuticals*	4,839	589,971
Molina Healthcare*	31,618	1,793,373
Natus Medical*	40,366	1,576,292
Universal Health Services, Cl B	8,060	907,798
		10,906,083
INDUSTRIALS — 14.5%
AMERCO	3,310	1,246,778
AMETEK	19,797	1,011,627
Genesee & Wyoming, Cl A*	17,640	1,329,350
Hexcel	45,632	2,343,203
Jacobs Engineering Group	17,614	1,031,300
JELD-WEN Holding*	34,578	936,027
KAR Auction Services	40,248	1,833,296
Mueller Industries	23,147	931,898
Wabtec	12,178	1,055,102
Werner Enterprises	37,133	1,043,437
Woodward	32,812	2,285,028
		15,047,046
INFORMATION TECHNOLOGY — 15.0%
Criteo ADR*	18,436	830,910
CSRA	44,593	1,383,275
Cypress Semiconductor	146,117	1,724,181
F5 Networks*	8,166	1,094,489
Harmonic*	175,983	932,710
NetScout Systems*	70,753	2,356,075
PTC*	40,537	2,131,030
Sabre	20,359	498,795
Seagate Technology	19,031	859,250
Total System Services	17,029	863,030
Universal Display*	32,372	2,136,552
WEX*	7,124	814,487
		15,624,784
MATERIALS — 5.2%
Compass Minerals International	14,360	1,200,496
Martin Marietta Materials	3,524	809,110
Methanex	10,701	535,585
Reliance Steel & Aluminum	18,263	1,454,648
Valvoline	61,160	1,415,854
		5,415,693

TD ASSET MANAGEMENT USA FUNDS INC.
Epoch U.S. Small-Mid Cap Equity Fund • Schedule of Investments
January 31, 2017

DESCRIPTION	SHARES	VALUE
REAL ESTATE — 7.4%
Apartment Investment & Management, Cl A‡	24,090	$1,061,646
CubeSmart‡	51,074	1,283,490
GEO Group‡	33,811	1,403,833
Jones Lang LaSalle	14,237	1,466,838
Kite Realty Group Trust‡	43,196	1,037,568
Liberty Property Trust‡	37,269	1,430,757
		7,684,132
UTILITIES — 2.7%
Black Hills	24,817	1,552,303
NorthWestern	23,042	1,315,929
		2,868,232
TOTAL COMMON STOCK		99,564,198
TOTAL INVESTMENTS (Cost $89,423,132) — 95.8%		99,564,198
OTHER ASSETS AND LIABILITIES, NET — 4.2%		4,395,602
NET ASSETS — 100.0%		$103,959,800

*	Non-income producing security
‡	Real Estate Investment Trust
(A)	Security considered Master Limited Partnership. At January 31, 2017, this security amounted to $1,077,017 or 1.0% of net assets.

ADR — American Depositary Receipt

Cl — Class

As of January 31, 2017, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended January 31, 2017, there have been no transfers between Level 1, Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

Please see accompanying notes to financial statements.

Report of Independent Registered Public Accounting Firm

Shareholders and Board of Directors
TD Asset Management USA Funds Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of TD Short-Term Bond Fund, TD Core Bond Fund, TD High Yield Bond Fund, TD 1- to 5-Year Corporate Bond Portfolio, TD 5- to 10-Year Corporate Bond Portfolio, Epoch U.S. Equity Shareholder Yield Fund, Epoch Global Equity Shareholder Yield Fund, TD Global Low Volatility Equity Fund, TD Target Return Fund and Epoch U.S. Small-Mid Cap Equity Fund (ten of the series constituting TD Asset Management USA Funds Inc.) (the “Funds”) as of January 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of TD Short-Term Bond Fund, TD Core Bond Fund, TD High Yield Bond Fund, TD 1- to 5-Year Corporate Bond Portfolio, TD 5- to 10-Year Corporate Bond Portfolio, Epoch U.S. Equity Shareholder Yield Fund, Epoch Global Equity Shareholder Yield Fund, TD Global Low Volatility Equity Fund, TD Target Return Fund and Epoch U.S. Small-Mid Cap Equity Fund (ten of the series constituting TD Asset Management USA Funds Inc.) at January 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
March 22, 2017

Director and Officers Information
(Unaudited)

The following table contains information regarding the Company’s Directors and Officers. Directors who are not deemed to be “interested persons’ of the Company, as defined in the Investments Company Act of 1940 as amended (the “1940 Act”), are referred to as “Independent Directors.” A Director who is deemed to be an “interested person” of the Company is referred to as an “Interested Director.” The Fund’s Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request, by writing TD Asset Management USA Funds Inc., Customer Service, P.O. Box 182300, Columbus, OH 43218-2300, or by calling 1-866-416-4031. The following chart lists Directors and Officers as of March 1, 2017.

Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Served†	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years††
Independent Directors
DONALD J. HERREMA c/o TDAM USA Inc. 399 Park Avenue New York, NY 10022 Age: 64	Chairman of the Board and Director; Chairman of the Nominating/ Governance Committee	Chairman of Board since 6/20/13; Chairman of Nominating/ Governance Committee since March 2011; Director since 3/30/09	Financial Services Executive, Advisor and Founder of BlackSterling Partners, LLC (private investments and advisory firm) since 2004; Executive Vice Chairman and Senior Advisor at Kennedy Wilson (international real estate firm), 2009 – 2016.	18	Director, AbelNoser Holdings (2016 – present); Member, USC Marshall Business School Board (2010 – present); President, Christ Church Trustees and President (2008 – 2016); Director, Lepercq de Neuflize (2009 – 2016); Chairman and Trustee Emeritus (since 2014), Trustee (1995 – 2014) of Whittier College.

JAMES E. KELLY c/o TDAM USA Inc. 399 Park Avenue New York, NY 10022 Age: 65	Director and Chairman of the Audit Committee	Director since 12/18/08; and Chairman of the Audit Committee since 3/24/11	Trustee of Albany Law School (2000 – 2015); Vice Chairman (2013 – 2015); Retired Executive Vice President and General Counsel, Dime Bancorp, Inc.; Former Senior Adviser to New York State Banking Department; real estate investor.	18	Trustee Emeritus of Albany Law School.

ROBERT P. HERRMANN c/o TDAM USA Inc. 399 Park Avenue New York, NY 10022 Age: 54	Director	Since 9/23/14	President & CEO of Discovery Data, a leading financial services industry data provider (2009 – present); Vice Chairman of Monmouth Medical Center (2011 – present).	18	Independent Trustee of Arbitrage Funds; Director, FTJ Fund Choice, LLC.

Interested Director
Barbara F. Palk††† c/o TDAM USA Inc. 399 Park Avenue New York, NY 10022 Age: 65	Director	Since 12/17/10	Retired Senior Vice President – TD Bank Group.	18	Director of Ontario Teachers’ Pension Plan Board (2012 – present); Director of First National Financial Corp. (2013 – present); Trustee of Crombie REIT (2014 – present); Trustee (2011 – 5/31/2016) and Chair of Queens University (2012 – 5/31/2016).

†	The table shows the time period for which each individual has served as Director. There is no set term of office for Directors.
††	In companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in other investment companies registered under the Investment Company Act, as of January 31, 2017.
†††	Ms. Palk is considered an “interested person” of the Company because she owns shares of The Toronto-Dominion Bank.

Director and Officers Information
(Unaudited) (Concluded)

Name, Address and Age	Position(s) held with the Company	Term of Office with Company and Length of Time Served††††	Principal Occupation(s) During Past Five Years
Officers
MICHAEL THORFINNSON c/o TDAM USA Inc. 399 Park Avenue New York, NY 10022 Age: 53	President and Chief Executive Officer	Since 3/26/15	Chief Administrative Officer of TD Asset Management Inc. since 2010; Former Chief Risk Officer of TD Asset Management Inc. from 2002 – 2015.

MAYA GITTENS c/o TDAM USA Inc. 399 Park Avenue New York, NY 10022 Age: 52	Chief Legal Officer and Anti-Money Laundering Officer	Since 9/22/08	Since June 2008, Vice President, Director and Secretary of the Investment Manager.

ERIC KLEINSCHMIDT c/o SEI Investments One Freedom Valley Drive Oaks, PA 19456 Age: 48	Treasurer and Chief Financial Officer	Since 9/22/08	Since November 2004, Fund Accounting Director at SEI Investments.

MARC ALMES c/o SEI Investments One Freedom Valley Drive Oaks, PA 19456 Age: 45	Assistant Treasurer	Since: 9/22/08	Since January 1999, Fund Accounting Manager at SEI Investments..

CURTIS BARNES c/o Citi Fund Services Ohio, Inc. 100 Summer Street, Suite 1500 Boston, MA 02110 Age: 63	Secretary	Since 6/14/12	Since September 2007, Senior Vice President of Regulatory Administration, Citi Fund Services Ohio, Inc.

MICHELE R. TEICHNER c/o TDAM USA Inc. 399 Park Avenue New York, NY 10022 Age: 57	Chief Compliance Officer, Vice President and Assistant Secretary	Chief Compliance Officer since 6/11/04; Vice President and Assistant Secretary since 11/2/99	Since January 2006, Managing Director of the Investment Manager.

††††	The table shows the time period for which each individual has served as Officer. There is no set term of office for Officers.

TDAMANN03

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This Code of Ethics is included as an Exhibit.

During the period covered by the report, with respect to the registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

3(a)	(1) The registrant’s board of directors has determined that the registrant has two audit committee financial experts serving on its audit committee.

3(a)	(2) The audit committee financial expert is Jim Kelly who is “independent” for purposes of this item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

2016 - $ 284,326

2017 - $ 255,915

(b)	Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

2016 - $3,605

2017 - $4,735

(c)	Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

For services rendered by the principal accountant related to the annual tax returns and excise tax returns.

2016 - $134,672

2017 - $137,398

(d)	Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item. Registrants shall describe the nature of services comprising the fees disclosed under this category.

2016 - $0

2017 - $0

(e)	(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The registrant’s audit committee charter (the “charter”) notes that one of the primarily responsibilities of the Audit Committee is to pre-approve any independent accountants’ engagement to render audit and/or permissible non-audit services, as required by law. In addition to the requirement to pre-approve audit and permissible non-audit services to be rendered to the Fund by its independent accountants the Audit Committee is currently required to pre-approve non-audit services rendered by the Fund’s independent accountants to the Fund’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser), and any entity controlling, controlled by or under common control with its investment adviser that provide ongoing services to the Fund (“Covered Service Providers”) if the engagement relates directly to the operations and financial reporting of the Fund. The charter also notes that the Audit Committee shall have the duty and power, among other things, (i) to select, retain or terminate independent accountants and, in connection therewith, without limitation, to approve the proposed terms of the independent accountants’ engagement and to approve the fees charged and proposed to be charged by the independent accountants to the Fund for audit and permissible non-audit services; and (ii) to meet with the Fund’s independent accountants at least twice during each fiscal year, including private meetings, and review written materials prepared by the independent accountants, as appropriate, to review all non-audit services provided by the independent accountants that do not require Audit Committee pre-approval and are provided by to Covered Service Providers; and (iii) to grant pre-approval to any permissible non-audit services as required by law.

The Audit Committee may delegate its pre-approval responsibilities to one or more of its members. The member(s) to whom such responsibility is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2016 - 0%

2017 - 0%

(f)	If greater than 50%, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable.

(g)	Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing service to the registrant for each of the last two fiscal years of the registrant.

2016- $138,277

2017- $142,133

(h)	Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics for Principal Executive and Principal Financial Officers are attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) TD Asset Management USA Funds Inc.

By (Signature and Title)* /s/ R. Michael Thorfinnson, President

R. Michael Thorfinnson, President

Date April 4, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ R. Michael Thorfinnson, President _______

R. Michael Thorfinnson, President

Date April 4, 2017

By (Signature and Title)* /s/ Eric Kleinschmidt, Treasurer

Eric Kleinschmidt, Treasurer

Date April 4, 2017

* Print the name and title of each signing officer under his or her signature.